1933 Act File No. 333-228850
1940 Act File No. 811-23403

As filed with the Securities and Exchange Commission on June 18, 2019
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-2
(check appropriate box or boxes)
☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒ PRE-EFFECTIVE AMENDMENT NO. 3
☐ POST-EFFECTIVE AMENDMENT NO. ____
and/or
☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒ AMENDMENT NO. 3

PRINCIPAL DIVERSIFIED SELECT REAL ASSET FUND
(Exact Name of Registrant as Specified in Charter)

711 High Street
Des Moines, IA 50392
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (515) 235-1209

Adam U. Shaikh
Britney L. Schnathorst
The Principal Financial Group
711 High Street
Des Moines, IA 50392
(Name and Address of Agent for Service)

Copies of information to:
George J. Zornada, Esq.
K&L Gates, LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2950
Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness date of this Registration Statement.

☒ Check box if any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan.
It is proposed that this filing will become effective (check appropriate box):
☒ when declared effective pursuant to Section 8(c)
If appropriate, check the following box:
☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is __________________.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Shares of beneficial interest	10,000,000	$25.00	$250,000,000.00	$30,300.00
(1) Estimated solely for purposes of calculating the registration fee as required by Rule 457(o) under the Securities Act of 1933, as amended.
Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Preliminary Prospectus (Subject to Completion) dated _____________, 2019.
PROSPECTUS DATED JUNE 25, 2019
Principal Diversified Select Real Asset Fund

Share Class	Ticker
Class A	PDSRX
Institutional Class	PDSKX
Class Y	PDSYX
Principal Diversified Select Real Asset Fund (the “Fund”) is a diversified, closed-end management investment company that continuously offers its shares of beneficial interest (the “Shares”). The Fund currently offers three classes of Shares: A, Institutional, and Y. The Fund's investment advisor is Principal Global Investors, LLC ("PGI"). The Fund's investment objective is to seek to provide long-term total return (after Fund fees and expenses) in excess of inflation. The Fund seeks to achieve this investment objective by investing in real assets and real asset companies. Real assets include, without limitation, investments related to real estate, agriculture, infrastructure, energy, natural resources, and timber. Real asset companies include companies that primarily own, explore, mine, process or otherwise develop real assets. The Fund invests in real assets and real asset companies directly, and indirectly through other entities, including private institutional investment funds that pursue these strategies. The Fund may borrow for investment purposes, to meet repurchase requests, and for temporary, extraordinary or emergency purposes. See "INVESTMENT STRATEGIES AND RISKS."
The Fund is structured as an interval fund, which means it conducts quarterly repurchase offers of no less than 5% and no more than 25% of the Fund’s outstanding shares at net asset value (“NAV”). Repurchase offers of more than 5% are made solely at the discretion of the Fund’s Board of Trustees, and investors should not rely on any expectation of repurchase offers being made in excess of 5%. Investors should consider the Fund’s shares illiquid. See "PERIODIC REPURCHASE OFFERS."
This Prospectus sets forth important information you should know before investing in the Shares. Please read this Prospectus carefully and retain it for future reference. A Statement of Additional Information (“SAI”) dated June 25, 2019, as it may be amended, containing additional information about the Fund, has been filed with the SEC. The SAI and, when available, the annual and semi-annual reports to shareholders and other information about the Fund can be obtained at no cost, and other shareholder inquiries can be made, by calling 1-800-222-5852 or by writing Principal Diversified Select Real Asset Fund, P.O. Box 219971, Kansas City, MO 64121-9971, or you may access these documents on the Fund’s website at www.principalfunds.com/interval-funds. The SAI's table of contents is located on the last page of this Prospectus. This Prospectus incorporates by reference the entire SAI. The SAI, as well as material incorporated by reference into the Fund’s Registration Statement and other information regarding the Fund, are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
An investment in the Shares is speculative and involves a high degree of risk, including the risk of a loss of some or all of your investment. Please read the discussion of the risks of investing in the Fund under "INVESTMENT STRATEGIES AND RISKS” before buying Shares.
The Fund’s Shares have no history of public trading, are not listed, and the Fund does not currently intend to list its Shares for trading on any national securities exchange. There is currently no secondary market for its Shares, and the Fund does not expect a secondary market in its Shares to develop.
The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Fund’s Shares are offered through Principal Funds Distributor, Inc., which is the exclusive distributor of Shares, on a best-efforts basis.

	Price to Public(1)	Maximum Sales Load	Proceeds to the Fund(1)
Per Class A Share	Current NAV, plus sales load	5.75%(2)	Amount invested at NAV, less sales load
Per Institutional Class Share	Current NAV	N/A	Amount invested at NAV
Per Class Y Share	Current NAV	N/A	Amount invested at NAV
Total	$250,000,000		Up to $250,000,000

(1)
Shares will be sold on a continuous basis at a price equal to their current NAV per Share as of the date that the request to purchase shares is received and accepted by or on behalf of the Fund, plus, for Class A Shares, the applicable sales load. See “PLAN OF DISTRIBUTION.”

(2)
The Maximum sales load is 5.75%, for purchases under $100,000; 4.75%, for purchases of $100,000 to under $250,000; 3.75%, for purchases of $250,000 to under $500,000; 2.50% for $500,000 to under $1,000,000; and 0.00%, for purchases of $1,000,000 and greater.

(3)	Total Proceeds to the Fund assume the sale of all Shares registered under this registration statement.

FEE TABLE AND SUMMARY
This is only a summary. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information ("SAI"). In particular, you should carefully read the risks of investing in the Fund's Shares discussed under "INVESTMENT STRATEGIES AND RISKS.”

The Fund
Principal Diversified Select Real Asset Fund (the “Fund”) is a newly organized diversified, closed-end management investment company that continuously offers its shares of beneficial interest (the “Shares”). The Fund currently offers three classes of Shares: A, Institutional, and Y.

See "THE FUND" for more information.

Management
Principal Global Investors, LLC (“PGI”), an indirect subsidiary of Principal Financial Group, Inc. ("Principal®"), serves as the manager and advisor for the Fund and provides certain administrative and accounting services for the Fund. PGI has signed a contract with each Sub-Advisor listed below to provide investment advisory services to the portion of the assets of the Fund allocated to it by PGI. For these services, PGI pays each Sub-Advisor a fee.

Portfolio Managers:    Jake S. Anonson (since 2019)
Jessica S. Bush (since 2019)
Marc W. Dummer (since 2019)
Benjamin E. Rotenberg (since 2019)

Sub-Advisors:    DDJ Capital Management, LLC
KLS Diversified Asset Management LP
Principal Real Estate Investors, LLC
RARE Infrastructure (North America) Pty Ltd
Tortoise Capital Advisors, LLC
See "MANAGEMENT OF THE FUND" for more information.

The Offering	The Fund’s Shares are offered on a continuous basis . Shares are offered at their current net asset value (“NAV”) per share, plus, with respect to Class A Shares, the applicable sales load.
The minimum initial investment per investor is $100,000 for Institutional Class and Class Y Shares, and $25,000 for Class A Shares. Investors should carefully consider the Fund’s risks and investment objective. An investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program.
The Fund’s Shares are offered on a best-efforts basis through Principal Funds Distributor, Inc. (the "Distributor") which is the exclusive distributor of Shares. The Fund and the Distributor reserve the right to reject any orders for any reason.
See “PLAN OF DISTRIBUTION” for more information.
An investment in the Fund’s Shares is speculative and involves a high degree of risk, including the risk of a loss of some or all of your investment.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.

Interval Fund Structure
The Fund is a closed-end “interval fund." To provide liquidity and the ability to receive NAV per share on a disposition of at least a portion of the Shares, the Fund has adopted a fundamental policy to offer to repurchase at least 5% and not more than 25% of its Shares at NAV per share on a regular quarterly schedule. Repurchase offers of more than 5% are made solely at the discretion of the Fund’s Board of Trustees, and investors should not rely on any expectation of repurchase offers being made in excess of 5%. Quarterly repurchase offers will occur in March, June, September and December. Written notification of each repurchase offer is sent to Shareholders of record at least 21 days before the repurchase offer deadline (i.e. the latest date on which Shareholders can tender their shares in response to a repurchase offer).

Shareholders are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. No Shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for the Shares exists, and none is expected to develop in the future. The Fund’s Shares are not listed on any national securities exchange, and the Fund does not currently intend to list its Shares for trading on any exchange. Consequently, Shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.
See “PERIODIC REPURCHASE OFFERS” for more information.

Investment Objective	The Fund seeks to provide long-term total return (after Fund fees and expenses) in excess of inflation.

Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in real assets and real asset companies. Real assets include, without limitation, investments related to real estate, agriculture, infrastructure, energy, natural resources, and timber. Real asset companies include companies that primarily own, explore, mine, process or otherwise develop real assets. The Fund invests in real assets and real asset companies directly, and indirectly through other entities, including private institutional investment funds ("Private Funds") that pursue these strategies.

See "INVESTMENT STRATEGIES AND RISKS" for more information.

Summary of Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund include, without limitation, risks related to the following: the agriculture, energy, infrastructure, natural resources, real estate (including REITs), and timber industries; concentration in industries related to real assets; bank loans; borrowing; the Fund's closed-end structure, repurchase offers, and the Fund being a new fund with no prior history; counterparties; foreign (including emerging markets) securities and foreign currency; equity securities; fixed-income securities; high yield securities; leverage; liquidity, master limited partnerships (MLPs); portfolio duration; portfolio turnover (active trading); investment in other investment companies, including private funds; securitized products (including CMBS); and valuation of the Fund's private investments.
See "INVESTMENT STRATEGIES AND RISKS" for a detailed description of the risks.

Borrowing and Leverage	The Fund employs leverage by borrowing funds for investment purposes, to meet repurchase requests, and for temporary, extraordinary or emergency purposes.

Distributions
The Fund intends to distribute most or all of its net earnings and realized gains, if any, in the form of dividends from net investment income (“dividends”) and distributions of net realized capital gains (“capital gain distributions,” and together with dividends, “distributions”)). The Fund intends to declare and distribute dividends to Shareholders of record on a quarterly basis. Net realized capital gain distributions, if any, are usually declared and paid in December for the prior twelve-month period ending October 31.  The Fund does not have a fixed distribution rate nor does it guarantee that it will pay any distributions in any particular period.

Service Providers	Principal Underwriter and Distributor: Principal Funds Distributor, Inc.

Transfer Agent and Dividend Paying Agent: Principal Shareholder Services, Inc.
Custodian of the Fund’s Assets:    Bank of New York Mellon
Independent Registered Public Accounting Firm:    Ernst & Young
See “MANAGEMENT OF THE FUND” for more information.

Summary of Fund Expenses
The following table summarizes the expenses of the Fund and is intended to assist shareholders and potential investors in understanding the various costs and expenses that they will bear, directly or indirectly, by investing in the Fund. Each figure below relates to a percentage of the Fund’s daily NAV over the course of a year. The table has been prepared under the assumption that the weighted average net assets under management over the Fund’s fiscal year will be approximately $100 million. For a more complete description of the various fees and expenses of the Fund, see "PURCHASING FUND SHARES."

	Share Class
	A	Institutional	Y
Shareholder Transaction Expenses
Maximum Sales Load (percentage of offering price)(1)	5.75%	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None
Annual Fund Expenses (as a percentage of net assets attributable to Shares)
Management Fee(2)	1.70%	1.70%	1.70%
Distribution and/or Service (12b-1) Fees	0.25%	N/A	N/A
Interest Payments on Borrowed Funds(3)	0.70%	0.70%	0.70%
Other Expenses(3)	0.72%	0.45%	0.36%
Acquired Funds Fees and Expenses(3)	0.59%	0.59%	0.59%
Total Annual Fund Expenses	3.96%	3.44%	3.35%
Fee Waiver and/or Expense Reimbursement(4)(5)	(0.60)%	(0.38)%	(0.49)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(6)	3.36%	3.06%	2.86%

(1)
You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest at least $100,000 in the Fund. More information about these and other discounts is available under PURCHASING FUND SHARES.

(2)	The Management Fee includes the fee paid to PGI. PGI will pay the Sub-Advisors from its Management Fee pursuant to the sub-advisory agreements. See “Management of the Fund.”

(3)	Based on estimated amounts for the current fiscal year. Actual fees and expenses may be greater or less than those shown.

(4)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending July 31, 2020. The fee waiver will reduce the Fund's Management Fees by 0.13% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.

(5)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.07% on Class A shares, 1.77% on Institutional Class shares and 1.57% on Class Y shares. It is expected that the expense limit will continue through the period ending July 31, 2020; however, the Fund and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

(6)
To the extent the Fund utilizes a derivative instrument such as a swap agreement, associated costs are embedded in the cost of the instrument, and the Fund’s return from such instrument will be net of such expenses and any other expenses associated with the instrument.

The above Summary of Fund Expenses table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about management fees, fee waivers, and other expenses is available under PURCHASING FUND SHARES.
Example
The following example illustrates the hypothetical Annual Fund Expenses that you would pay on an investment in the Fund. The Example assumes that you invest $1,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year, all dividends and distributions are reinvested at NAV per share, and the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. The Example should not be considered a representation of the Fund's future expenses. Your actual expenses may be higher or lower than those shown.

Class	1 Year	3 Years	5 Years	10 Years
A	$89	$166	$244	$447
Institutional	31	102	176	370
Y	29	98	170	361

FINANCIAL HIGHLIGHTS
The financial highlights table, when available, is intended to help you understand the Fund’s financial performance for the period of the Fund’s operation. Financial highlights are not provided because the Fund had not commenced operations prior to the date of this Prospectus and does not have any financial history as of the date of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.
THE FUND
The Principal Diversified Select Real Asset Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund continuously offers its shares of beneficial interest (the “Shares”) and is operated as an “interval fund."
The Fund currently offers three classes of Shares: A, Institutional, and Y . The Fund may offer additional classes of Shares in the future.
The Fund was organized as a Delaware statutory trust on September 21, 2018 and is operated pursuant to an Agreement and Declaration of Trust (the "Declaration") governed by the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 711 High Street, Des Moines, Iowa 50392.
The Fund is managed by Principal Global Investors, LLC (“PGI”).
INVESTMENT STRATEGIES AND RISKS
Except for Fundamental Restrictions described in the Fund’s Statement of Additional Information (“SAI”), the Fund's Board of Trustees may change the Fund's objective or investment strategies without a shareholder vote. If there is a material change to the Fund's investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you.
Objective
The Fund seeks to provide long-term total return (after Fund fees and expenses) in excess of inflation.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in real assets and real asset companies. Real assets include, without limitation, investments related to real estate, agriculture, infrastructure, energy, natural resources, and timber. Real asset companies include companies that primarily own, explore, mine, process, or otherwise develop real assets. The Fund invests in real assets and real asset companies directly, and indirectly through other entities, including private institutional investment funds ("Private Funds") that pursue these strategies. Indirect private investments may represent a substantial portion of the Fund’s assets.
The Fund's investments in real assets and real asset companies include public and private issuances of equity securities and debt securities (such as bank loans, high yield or "junk" securities, secured debt, and mezzanine financing). The fixed income portion of the Fund is not managed to any particular maturity or duration. The Fund invests in U.S. and foreign, including emerging market, securities. The Fund concentrates its investments (invests more than 25% of its net assets) in securities related to real asset industries. The Fund may borrow for investment purposes, to meet repurchase requests, and for temporary, extraordinary or emergency purposes. The Fund actively trades securities.
In managing the Fund, Principal Global Investors, LLC ("PGI"), the Fund’s investment advisor, determines the Fund's strategic asset allocation among strategies that are executed by PGI and multiple Sub-Advisors. PGI aims to maintain a diversified portfolio of investments that includes a variety of strategies, markets, and types of institutional asset managers and may invest excess cash balances in short-term investments. PGI has considerable latitude in allocating the Fund's assets. The Fund will use strategies and Sub-Advisors to varying degrees and may change allocations, add new or eliminate existing strategies and Sub-Advisors, and temporarily or permanently reduce allocations from time to time such that the Fund would have little or no assets allocated to a particular strategy or Sub-Advisor. Accordingly, at any given time, the Fund may not invest in all of the enumerated real asset investment strategies described in this Prospectus, and the Fund’s investment allocation is not fixed and will likely not be equally weighted.
Real Estate. This strategy invests in real estate and related investments such as: exchange-traded and privately-traded real estate investment trusts ("REITs") and REIT-like entities; commercial mortgage-backed securities ("CMBS") and other securitized products; investments related to existing or newly constructed income-producing properties (such as office, industrial, retail, and multi-family residential properties); raw land; mortgage loans; and real estate companies (companies that have substantial holdings in, or primarily own or manage, real estate; paper, lumber, hotel and entertainment companies; building supply manufacturers; and mortgage lenders and mortgage servicing companies). REITs are pooled investment vehicles that invest in real estate or real estate-related companies. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. CMBS are bonds that are secured by first mortgages on commercial real estate.
Agriculture/Farmland. This strategy invests in agriculture, including investments related to farmland and crop and livestock assets. Such investments focus on the productive capacity of the land base, and any returns are based on the biological growth of crops and livestock, as well as appreciation of land and related assets.
Infrastructure. This strategy invests in infrastructure, including in equity and debt securities issued by private and public infrastructure companies, including master limited partnerships ("MLPs"). Infrastructure investments and companies include, among other assets, regulated assets (such as electricity transmission and distribution facilities, gas distribution systems, water-related businesses like water distribution and waste water collection and processing facilities), transportation assets (such as toll roads, airports, seaports, and railway lines), communications assets (including broadcast and wireless towers and satellite networks) and social infrastructure (including schools, hospitals, prisons and courthouses).
Energy. This strategy invests in the energy sector and other energy-related assets. Such investments have exposure to a wide variety of sub-sectors, including but not limited to: oil and gas exploration, development, production, gathering, transportation, processing, storage, refining, supply, distribution, mining, transmission, servicing, industrial products and services; energy efficiency; and management, generation and marketing of energy, including renewable energies (e.g., wind, solar, hydro, geothermal).
Natural Resources/Timberland. This strategy invests in natural resources, which generally include investments related to precious metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gas), and undeveloped real property. This strategy also includes investments related to timberland, such as tree farms and managed natural forests. Timberland investments provide potential revenue generation from multiple sources, including harvesting, leasing and usage fees.  Additionally, they provide the potential for appreciation on the value of the underlying land purchased and the value of the timber on that land.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Agriculture Sector Risk. Agriculture-related investments are subject to risks from a number of economic forces, including forces affecting the agricultural, commodity, energy and financial markets, as well as government policies and regulations affecting the agricultural sector and related industries. In particular, agricultural production and trade flows are significantly affected by government policies and regulations. Companies involved in agriculture are also particularly sensitive to changing weather conditions and other natural disasters.
Asset Allocation Risk. A fund's selection and weighting of asset classes and allocation among sub-advisors may cause it to underperform other funds with a similar investment objective.
Bank Loans Risk. Changes in economic conditions are likely to cause issuers of bank loans (also known as senior floating rate interests) to be unable to meet their obligations. In addition, the value of the collateral securing the loan (if any) may decline, causing a loan to be substantially unsecured. Underlying credit agreements governing the bank loans, reliance on market makers, priority of repayment and overall market volatility may harm the liquidity of loans.
Borrowing Risk. Borrowing can increase fund expenses due to interest payments to lenders and related expenses. Such borrowing also might reduce the fund’s return if the yield on the investments purchased is less than the borrowing costs.
Closed-End Structure Risk. The Fund is a closed-end management investment company structured as an “interval fund." Closed-end funds differ from open-end management investment companies, commonly known as “mutual funds,” in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV per share. There is no secondary market for the Shares, and the Fund does not expect a secondary market will develop. You may not be able to sell your Shares when and/or in the amount that you desire.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.

Emerging Markets Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Energy/Natural Resources Sectors Risk. A fund that invests in energy/natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures, international politics, the success of exploration projects, commodity prices, energy conservation, taxes and other government regulations. In addition, interest rates and general economic conditions may affect the demand for energy/natural resources. For example, events occurring in nature (such as earthquakes or fires in prime energy/natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect overall supply of energy/natural resources and the value of companies involved in energy/natural resources.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise, and increased interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries.
Infrastructure Sector Risk. Risks associated with infrastructure and infrastructure-related assets include: supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in laws and regulations; environmental claims; changes in energy prices; uninsured casualties; natural disasters, terrorist events, under-insured or uninsurable losses; and other factors. Many of these factors could cause fluctuations in usage, expenses and revenues, causing the value of infrastructure investments to decline and negatively affect the Fund’s returns. Moreover, it may be difficult for the Fund to dispose of an infrastructure investment at an attractive price or at the appropriate time or in response to changing market conditions, or the Fund may otherwise be unable to complete a favorable exit strategy.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund’s net asset value, or diminish the fund’s performance.
Liquidity Risk. Certain Fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Trading volume, lack of a market maker, or legal restrictions may impair the Fund's ability to sell particular securities at an advantageous price.
Master Limited Partnership ("MLP") Risk. MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
New/Small Fund Risk. The Fund had not commenced operations prior to the date of this Prospectus. Investment positions may have a disproportionate impact (negative or positive) on performance in a new and smaller fund. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. New funds have limited performance histories for investors to evaluate, and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

No Prior History Risk. The Fund is newly organized closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.
Portfolio Turnover (Active Trading) Risk. High portfolio turnover (more than 100%) caused by actively trading portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance and increased brokerage costs.
Private and Other Underlying Funds Risk. A fund that invests in another fund is subject to the risks associated with direct ownership of the securities in which such underlying fund invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such underlying fund. Private Funds are not registered as investment companies under the Investment Company Act and therefore the Fund will not be able to avail itself of the protections of the Investment Company Act with respect to such Private Funds, including certain corporate governance protections, such as the requirement of having a majority or 50% of the directors serving on a board as independent directors, statutory protections against self-dealings by the institutional asset managers, and leverage limitations. Particularly in the early stages of the Fund, there may be a lack of underlying private funds that are currently issuing ownership interests. The Fund will hold liquid assets while it waits for such underlying funds to call capital, which may negatively impact its performance.
Real Estate Investment Trust ("REITs") Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Repurchase Offers Risk. Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or may force the Fund to maintain a higher percentage of its assets in liquid investments (including by borrowing to obtain such investments), which may harm the Fund’s investment performance. Moreover, a reduction in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated transaction costs, which may be significant), may increase the Fund’s portfolio turnover, and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed-income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Timber Industry Risk. Investments in timber-related assets are affected by prevailing market prices for wood products, which fluctuate over time, and changes in supply and demand. Demand for wood products is affected by various factors in the world economy, such as regional growth rates, construction activity, changes in currency exchange rates, and capital spending. Decreases in demand, increases in supply, or both, may reduce timber prices, which in turn may reduce the Fund’s revenues. Other factors, including federal, state and local laws and regulations, as well as prolonged adverse weather or natural disasters could negatively affect the value of the Fund's investment in timber. Moreover, the Fund’s ability to promptly sell timber-related investments in its portfolio in response to changing conditions is limited.

Valuation Risk. There is not a readily available market value for the Fund’s private investments. For example, in determining the value of Private Fund shares, the Fund will be heavily reliant on the information it receives from the Private Funds. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed and may differ materially from the amounts the Fund may realize on any disposition of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s private investments may differ from the impact of such changes on the readily available market values for the Fund’s other investments. Accordingly, it is possible that the stated NAV of the Fund on any given date, as calculated based on such valuations, will not be accurate. Such inaccuracies could adversely affect investors in the Fund if Shares are purchased or redeemed at a price other than their true value. In addition, if the Fund's gross asset value is overstated, investors would be adversely affected by higher fees payable to PGI.
Additional Information about Investment Strategies and Risks
The following provides additional information about principal and non-principal (meaning they are relevant to the Fund but to a lesser degree than those designated as principal) investment strategies of the Fund and their related risks. The Fund is also subject to the risks of any underlying funds in which it invests.
Agriculture Sector (Principal)
Investments related to agriculture and farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, natural conditions (such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights), failure of irrigation or other mechanical systems, financial conditions of tenants, marketability of crops (which may be influenced, among other things, by changing consumer tastes and preferences), import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, supply and demand of property, availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors.
Generally, investments in agriculture and farmland are illiquid in nature. The ability of the Fund to vary its agriculture and farmland investments in response to changes in economic and other conditions will be limited. The Fund may be unable to realize its investment objectives through sale or disposition of a property at an attractive price or within any given period of time or may otherwise be unable to complete any exit strategy.
In connection with its direct or indirect ownership, management and, development of agriculture or farmland property, the Fund could be considered an owner or operator of the property and may be liable for certain environmental liabilities, including removal or remediation costs, as well as certain other potential costs relating to such hazardous or toxic substances or petroleum products. In particular, investors should be aware that commercial agriculture operators typically utilize fertilizers, pesticides, herbicides and other chemicals, and that the Fund will invest in properties where such materials have been used and lease such properties to operators who will use such materials.
Bank Loans (also known as Senior Floating Rate Interests) (Principal)
Bank loans typically hold the most senior position in the capital structure of a business entity (the "Borrower"), are secured by specific collateral, and have a claim on the Borrower's assets and/or stock that is senior to that held by the Borrower's unsecured subordinated debtholders and stockholders. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Most bank loans that will be purchased by the Fund are rated below-investment-grade (sometimes called “junk”) or will be comparable if unrated, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them. Bank loan interests may not be considered “securities,” and purchasers therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the Fund to be unable to realize full value and thus cause a material decline in the Fund's net asset value. Because transactions in bank loans may be subject to extended settlement periods, the Fund may not receive proceeds from the sale of a bank loan for a period of time after the sale. As a result, sale proceeds may not be available to make additional investments or to meet the Fund’s redemption obligations for a period of time after the sale of the bank loans, which could lead to the Fund having to sell other investments, borrow to meet obligations, or borrow to remain fully invested while awaiting settlement.
Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major U.S. banks.
Bank loans generally are subject to mandatory and/or optional prepayment. Because of these prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments may occur.
Borrowings (Principal)
The Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. In addition, the Fund may issue shares of Preferred Stock (although the Fund does not have any current plans to do so). Under the 1940 Act, the Fund is permitted to incur indebtedness to the extent that the Fund's asset coverage with respect to its outstanding senior securities representing indebtedness, as defined under the 1940 Act, is at least 300% immediately after each such borrowing. In addition, the Fund is permitted to issue Preferred Stock to the extent that the Fund's asset coverage, which also reflects any outstanding borrowings, is at least 200% immediately after issuance. The Investment Company Act also provides that the Fund may not declare distributions, or purchase its stock (including through tender offers), if immediately after doing so it will have an asset coverage ratio of less than 300% or 200%, as applicable.
To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, it will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.
The Fund expects to enter into a lending agreement with an institutional lender.
The following table is designed to illustrate the effects of leverage on total return of shares of our common stock, assuming hypothetical annual investment portfolio total returns, net of expenses (consisting of income and changes in the value of investments held in our portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns that we expect to experience. Actual returns may be higher or lower than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholder(1)	(13.72)%	(7.31)%	(0.01)%	5.51%	11.92%
(1) The calculation assumes (i) $100 million in average total assets, (ii) a weighted average cost of funds of 3.20%, (iii) $22 million in borrowings outstanding (i.e. assumes the Fund borrows funds equal to 22% of its average total assets during such period) and (iv) $78 million in average Shareholders’ equity.  “Corresponding return to common stockholder” is composed of two elements: Our net investment income and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to have capital appreciation. For example, to assume a total return of 0% we must assume that the interest we receive on our debt security investments is entirely offset by losses in the value of those investments.
Closed End Structure (Principal)
The Fund is a closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. There is no secondary market for the Shares, and the Fund does not expect a secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as “mutual funds,” in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV per share. The Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5%, and up to 25%, of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. However, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Commodity-Related Investments (Non-Principal)
Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock, and precious metals. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which include weather, embargoes, tariffs, and health, political, international, and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for certain commodities investments, which may impair the Fund's ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity swaps) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
The Fund intends to limit its investments to the degree necessary to fall within one of the two exclusions under Rule 4.5 under the Commodity Exchange Act ("CEA"), which provides that an investment company is excluded from the definition of “commodity pool” or “commodity pool operator” under the CEA if its use of futures contracts, options on futures contracts, and swaps is sufficiently limited. If the Fund fails to do so, it may incur expenses to comply with the CEA and rules the Commodity Futures Trading Commission has adopted under it.
Confidential Information Access (Non-Principal)
In managing the Fund or other client assets, PGI may have material non-public information about the issuers of certain investments, including, without limit, bonds and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed bonds considered by the Fund may offer to provide PGI with financial information and related documentation regarding the issuer that is not publicly available. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable, potentially for a substantial period of time, to enter into a transaction in a security of that issuer when it would otherwise be advantageous to do so. In such circumstances, the Fund may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Pursuant to applicable policies and procedures, PGI may determine to receive such confidential information in certain circumstances, or PGI may (but is not required to) seek to avoid receipt of confidential information about the issuer to avoid possible restrictions on its ability to purchase and sell investments. Further, PGI's and the Fund’s abilities to assess the desirability of proposed consents, waivers, or amendments with respect to certain investments may be compromised if they are not privy to available confidential information.
Counterparty Risk (Principal)
Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. In addition, the Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed to systemic risks.
Cyber Security Issues (Non-Principal)
The Fund and its service providers are subject to cyber security risks, which include, among others: theft, misuse or corruption of data maintained online or digitally; denial of service attacks on websites; the loss or unauthorized release of confidential and proprietary information; operational disruption; and various other forms of cyber security breaches. Cyber-attacks against or security breakdowns of a Fund or its service providers may harm the Fund and its shareholders, potentially resulting in, among other things, financial losses, the inability of Fund shareholders to transact business, inability to calculate the Fund’s NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance and remediation costs. Cyber security risks may also affect issuers of securities in which the Fund invests, potentially causing the Fund’s investment in such issuers to lose value. Despite risk management processes, there can be no guarantee that the Fund will avoid losses relating to cyber security risks or other information security breaches.
Derivatives (Non-Principal)
Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The Fund may invest in certain derivative strategies to earn income, manage or adjust the Fund's risk profile, replace more direct investments, or obtain exposure to certain markets. The Fund may enter into forward commitment agreements, which call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

The risks associated with derivative investments include:

•	increased volatility and/or the failure of the investment to mitigate volatility as intended;

•	the inability of those managing the Fund's investments to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors;

•	losses caused by unanticipated market movements, which may be substantially greater than the Fund's initial investment and are potentially unlimited;

•	the possibility that there may be no liquid secondary market, which may make it difficult or impossible to close out a position when desired;

•	the possibility that the counterparty may fail to perform its obligations; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.
There are many different types of derivatives and many different ways to use them.

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Commodity Index-Linked Notes are derivative debt instruments issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations with principal and/or coupon payments linked to the performance of commodity indices. These notes expose the Fund to movements in commodity prices. They are also subject to credit, counterparty, and interest rate risk. Commodity index-linked notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity index. At the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund may also receive interest payments on the note that are less than the stated coupon interest payments.

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Credit Default Swap Agreements may be entered into by the Fund as a "buyer" or "seller" of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

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Foreign Currency Contracts (such as foreign currency options and foreign currency forward and swap agreements) may be used by the Fund to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

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Forwards, futures contracts and options thereon (including commodities futures); options (including put or call options); and swap agreements and over-the-counter swap agreements (e.g., interest rate swaps, total return swaps and credit default swaps) may be used by the Fund for hedging purposes in order to try to mitigate or protect against potential losses due to changing interest rates, securities prices, asset values, currency exchange rates, and other market conditions; non-hedging purposes to seek to increase the Fund’s income or otherwise enhance return; and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets. These derivative investments are subject to special risk considerations, particularly the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the derivative instrument. If the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, even when it may be disadvantageous to do so. Options and Swap Agreements also involve counterparty risk. With respect to options, there may be differences in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets) and an insufficient liquid secondary market for particular options.

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Index/structured securities. Certain derivative securities are described more accurately as index/structured securities, which are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Emerging Markets (Principal)
The Fund considers a security to be tied economically to an emerging market country (an “emerging market security”) if the issuer of the security has its principal place of business or principal office in an emerging market country, has its principal securities trading market in an emerging market country, or derives a majority of its revenue from emerging market countries. Usually, the term “emerging market country” (also called a "developing country") means any country that is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Bloomberg Barclays Emerging Markets USD Aggregate Bond Index). These countries generally exclude the U.S., Canada, Japan, Hong Kong, Singapore, Australia, New Zealand, and most nations located in Western Europe.

Investments in companies of emerging market countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent trading volume that results in a lack of liquidity and greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies, currencies, interest rates, and securities markets of those countries.
Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Energy and Natural Resources (Principal)
The return on investments in energy and natural resources companies is dependent on the operating margins received and cash flows generated by such companies from the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons. Operating margins and cash flows may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported natural resources, political instability, conservation efforts, and governmental regulation. Prices of oil and other energy and natural resources commodities have been volatile in the past and such volatility is expected to continue. As a result, companies in which the Fund invests have been and may continue to be adversely impacted by volatility of prices of energy and natural resource commodities.
Energy and natural resources companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. There is an inherent risk that energy and natural resources companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle.
Equity Securities (Principal)
Equity securities include common stocks, convertible securities, depositary receipts, rights (an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in the Fund’s portfolios and their related indexes will change over time, and the Fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es).
Growth Stock (Non-Principal)
The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in growth stocks may underperform other funds that invest more broadly or favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Small and Medium Market Capitalization Companies (Non-Principal)
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. The net asset value of a fund that invests a substantial portion of its assets in small company stocks may therefore be more volatile than the shares of a fund that invests solely in larger company stocks. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Value Stock (Non-Principal)
Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize the stock's intrinsic worth. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in value stocks may underperform other funds that invest more broadly or favor different investment styles.
Fixed-Income Securities (Principal)
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (examples include corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer of a fixed-income security generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. An increase in interest rates from the current, historically low interest rate environment may lead to heightened volatility and redemptions alongside reduced liquidity and dealer market-making capacity in fixed income markets. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, the Fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the Fund's income. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Fixed-income securities are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.
The Fund may invest in fixed-income securities of companies with small- or medium-sized market capitalizations. Investments in companies with smaller market capitalizations may involve greater risks, price volatility (wide, rapid fluctuations), and less liquidity than investments in larger, more mature companies.
Foreign Currency (Principal)
Certain of the Fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to the Fund in foreign currencies. In addition, the Fund may engage in foreign currency transactions for both hedging and investment purposes, as well as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
The value of foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. Transactions in non-U.S. currencies are also subject to many of the risks of investing in foreign (non-U.S.) securities; for example, changes in foreign economies and political climates are more likely to affect a fund that has foreign currency exposure than a fund that invests exclusively in U.S. companies and currency. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
A fund may incur costs in connection with conversions between various currencies. In addition, the Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars. To protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.
Currency hedging involves some of the same general risks and considerations as other transactions with similar instruments (i.e., derivative instruments) and hedging. Currency transactions are also subject to additional risks. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.
Foreign Securities (Principal)
The Fund considers a security to be tied economically to countries outside the U.S. (a “foreign security”) if the issuer of the security has its principal place of business or principal office outside the U.S., has its principal securities trading market outside the U.S., or derives a majority of its revenue from outside the U.S.
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, the Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund's investments in those countries. In addition, the Fund may also suffer losses due to differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of the Fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
If the Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.
Hedging (Non-Principal)
Hedging is a strategy that can be used to limit or offset investment risk. The success of the Fund’s hedging strategy will be subject to the ability of those managing the Fund's investments to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the ability of those managing the Fund's investments to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, those managing the Fund's investments may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Yield Securities (Principal)
Below investment grade bonds, which are rated at the time of purchase Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by S&P Global Ratings ("S&P Global") (if the bond has been rated by only one of those agencies, that rating will determine if the bond is below investment grade; if the bond has not been rated by either of those agencies, those managing investments of the Fund will determine whether the bond is of a quality comparable to those rated below investment grade), are sometimes referred to as high yield or "junk bonds" and are considered speculative. Such securities could be in default at time of purchase.
Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, under certain circumstances, such securities may be less liquid than higher rated debt securities.
Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.
High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, the Fund may incur additional expenses to seek recovery. To the extent that such high yield issuers undergo a corporate restructuring, such high yield securities may become exchanged for or converted into reorganized equity of the underlying issuer. High yield bonds oftentimes include complex legal covenants that impose various degrees of restriction on the issuer’s ability to take certain actions, such as distribute cash to equity holders, incur additional indebtedness, and dispose of assets. To the extent that a bond indenture or loan agreement does not contain sufficiently protective covenants or otherwise permits the issuer to take certain actions to the detriment of the holder of the fixed-income security, the underlying value of such fixed-income security may decline.
The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.
The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the security if those managing the investments of the Fund think it is in the best interest of shareholders.
Industry Concentration (Principal)
A fund that concentrates its investments (invests more than 25% of its net assets) in a particular industry (or group of industries) is more exposed to the overall condition of the particular industry than a fund that invests in a wider variety of industries. A particular industry could be affected by economic, business, supply-and-demand, political, or regulatory factors. Companies within the same industry could react similarly to such factors. As a result, a fund’s concentration in a particular industry would increase the possibility that the Fund’s performance will be affected by such factors.
To monitor compliance with the policy regarding industry concentration, the Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard (GICS), the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or any other reasonable industry classification system.
Infrastructure (Principal)
The Fund is subject to risks associated with the ownership of infrastructure and infrastructure-related assets, including: supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in environmental laws and regulations and planning laws and other governmental rules; environmental claims; changes in energy prices; uninsured casualties; natural disasters, terrorist events, under-insured or uninsurable losses; and other factors. Many of these factors could cause fluctuations in usage, expenses and revenues, causing the value of infrastructure investments to decline and negatively affect the Fund’s returns.
Government authorities at all levels are actively involved in adopting and enforcing regulations related to the ownership, use and operation of infrastructure assets. Such investments may require numerous regulatory approvals, licenses and permits to commence and continue their operations. Governments have considerable discretion in implementing regulations that could impact infrastructure assets, and because infrastructure businesses often provide basic, everyday services and face limited competition, governments may be influenced by political considerations and may make decisions that adversely affect the infrastructure investments. Such regulations could result in increased expenses and lower income for infrastructure companies, which would adversely affect the Fund's value.
Infrastructure investments are subject to operating and technical risks, including risk of mechanical breakdown, failure to perform according to design specifications, labor and other work interruptions, and other unanticipated events. An operating failure may lead to loss of a license, concession or contract on which an investment may depend. The long-term profitability of an infrastructure project, once constructed, is partly dependent upon efficient operation and maintenance of the assets. Inefficient operations and maintenance and, in certain infrastructure sectors, latent defects in acquired infrastructure assets may adversely affect the Fund's financial returns.
Infrastructure assets are often governed by complex legal documents and contracts. As a result, the risks of a dispute and consequent costs and delays may be higher than for other investments. In addition, the Fund may be subject to claims by third parties, including environmental claims, legal action arising out of acquisitions or dispositions, and third party losses related to disruption of infrastructure services by an infrastructure provider. Further, it is not uncommon for infrastructure assets to be exposed to legal action from special interest groups seeking to impede infrastructure projects to which they are opposed. If any of the infrastructure investments become involved in material or protracted litigation, the litigation expenses and the liability threatened or imposed could have a material adverse effect on the Fund.

Infrastructure investments are expected to be generally illiquid. In addition, public sentiment and political pressures may limit the ability to sell infrastructure investments. As a result, it may be difficult for the Fund to realize, sell or dispose of an infrastructure-related investment at an attractive price or at the appropriate time or in response to changing market conditions, or the Fund may otherwise be unable to complete a favorable exit strategy.
Inverse Floating Rate and Other Variable and Floating Rate Instruments (Non-Principal)
The Fund may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.
Leverage (Principal)
If the Fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.
Liquidity Risk (Principal)
Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities at an advantageous price. Principal investment strategies that involve securities of private companies or funds, companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. The discussion of specific strategies and risks provides more detail about any applicable corresponding liquidity risks.
In the event of the Fund’s liquidation, there is no assurance that a market or other exit strategy will be available for the Fund’s less liquid investments. It is possible that the Fund may be unable to liquidate certain of its investments and make corresponding distributions until after the liquidation date. This would delay distribution payments, perhaps for an extended period of time. In certain circumstances, the Fund may transfer portfolio investments that remain unsold on the liquidation date to a liquidating trust and distribute interests in such liquidating trust to shareholders as part of the Fund’s final distribution. Interests in any such liquidating trust likely would be restricted or entirely nontransferable, except by operation of law. The value of such liquidation payments, including any interest in a liquidating trust, may be less, and potentially significantly less, than your original investment.
Master Limited Partnerships ("MLPs") (Principal)
A master limited partnership ("MLP") that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. For example, the business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Many MLPs are also subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities.
MLPs tend to pay relatively higher distributions than other types of companies. The amount of cash that an MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLP's level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
Certain benefits derived from investment in MLPs depend largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. MLPs taxed as partnerships file a partnership tax return for U.S. federal, state and local income tax purposes and communicate the Fund’s allocable share of the MLP’s income, gains, losses, deductions and expenses via a “Schedule K-1.” Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your tax returns. In some circumstances the Fund may need to send you a corrected Form 1099, which could require you to amend your tax returns. For example, if the Fund keeps MLP investments until the basis (generally the price paid for the units, as adjusted downwards with each distribution and allocation of deductions and losses, and upwards with each allocation of taxable income and gain) is zero, subsequent distributions will be taxable to the Fund at ordinary income rates and shareholders may receive a corrected Form 1099.
If, as a result of a change in current law or a change in an MLP's business, an MLP was treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.
To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund's adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund's tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.
Portfolio Duration (Principal)
Average duration is a mathematical calculation of the average life of a bond (or for a bond fund, the average life of the Fund's underlying bonds, weighted by the percentage of the Fund's assets that each represents) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by the Fund will fluctuate in response to a change in interest rates. For example, if the Fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the Fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the Fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
Portfolio Turnover (Active Trading) (Principal)
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) are considered actively-traded and often have higher transaction costs (which are paid by the Fund), may result in higher taxes when fund shares are held in a taxable account, and may lower the Fund's performance. High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets.  Both events reduce fund performance.
Private and Other Underlying Funds (Principal)
Because the Fund invests in underlying funds (such as the Private Funds, registered investment companies, or exchange-traded funds), the Fund is subject to the risks associated with direct ownership of the securities in which such underlying funds invest. Fund shareholders indirectly bear their proportionate share of the expenses of each such underlying fund, including its advisory and administrative fees. The Fund also pays its own advisory fees and other expenses. Consequently, the Fund and its shareholders in effect absorb two levels of fees with respect to investments in underlying funds. The Fund may invest in affiliated underlying funds, and those who manage such fund's investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund assets to underlying funds from which they receive higher fees.
The Private Funds are not registered as investment companies under the 1940 Act and, therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to the Private Funds, including certain corporate governance protections, statutory protections against self-dealings by the institutional asset managers, and leverage limitations. Furthermore, some of the asset managers for the Private Funds may not be registered under the Advisers Act. To the extent the Fund holds non-voting securities of, or contractually forgoes the right to vote in respect of, a Private Fund, it will not be able to vote on matters that require the approval of the investors of the Private Fund, including a matter that could adversely affect the Fund’s investment, such as changes to the Private Fund’s investment objectives or policies or the termination of the Private Fund. Private Funds are subject to operational risks, such as the Private Fund manager's ability to maintain an adequate operating environment, including back office functions, property management, accounting, administration, risk management, valuation services and reporting. The Fund's investment in a Private Fund may be subject to additional risks as the assets of the Private Fund increase over time. In such instances, a Private Fund's asset manager may be unable to maintain the Private Fund’s investment strategy or find the types of investments suited for a Private Fund with an increased capital basis.
The Fund may be required to indemnify certain of the Private Funds from any liability, damage, cost or expense arising out of breaches of representations and warranties included in the Private Fund’s subscription documents and certain acts or omissions relating to the offer or sale of the Fund’s Shares. In addition, Private Funds may have indemnification obligations to the respective service providers they employ, which may result in increases to the fees and expenses for such Private Funds.
Although the Fund and PGI will evaluate each Private Fund and its manager to determine whether its investment programs are consistent with the Fund’s investment objective and whether the investment performance is satisfactory, PGI will not have any control over the investments made by a Private Fund. Even though Private Funds are subject to certain constraints, the managers may change aspects of their investment strategies. The managers may do so at any time (for example, such change may occur immediately after providing PGI with the quarterly unaudited financial information for the Private Fund). The Private Funds may trade independently of each other and may pursue investment strategies that “compete” with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a profit). Also, the Fund’s investments in any particular Private Fund could increase the level of competition for the same trades that other Private Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Fund’s investment strategies.
The Fund’s investments in Private Funds may be subject to investment lock-up periods, during which the Fund may not withdraw its investment. These withdrawal limitations may prevent the Fund from reacting rapidly to market changes should a Private Fund fail to effect portfolio changes consistent with such market changes and the demands of PGI. Such withdrawal limitations may also restrict PGI's ability to reallocate or terminate investments in Private Funds that are poorly performing or have otherwise had adverse changes. PGI will be dependent on information provided by the Private Fund, including quarterly unaudited financial statements, which if inaccurate could adversely affect PGI’s ability to manage the Fund’s investment portfolio in accordance with its investment objective. Moreover, PGI's due diligence efforts may not necessarily detect fraud, malfeasance, inadequate back office systems or other flaws or problems with respect to the institutional asset managers managing Private Funds operations and activities.
For information about the value of the Fund’s investment in Private Funds, PGI will be dependent on information provided by the Private Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect PGI’s ability to value accurately the Fund’s Shares. Fund Shareholders have no individual right to receive information about the Private Funds or the institutional asset managers, will not be shareholders in the Private Funds, and will have no rights with respect to or standing or recourse against the Private Funds, institutional asset managers or any of their respective affiliates. Shareholders should recognize that valuations of illiquid assets, such as interests in Private Funds, involve various judgments and consideration of factors that may be subjective. See "Valuation" below.
Real Estate Investment Trusts ("REITs") (Principal)
REITs involve certain unique risks in addition to the risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. A fund that invests in a REIT is subject to the REIT’s expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
Regular REIT dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income for U.S. income tax purposes. Any distribution of income attributable to regular REIT dividends from a Fund’s investment in a REIT will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT directly.
Investment in REITs also involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Real Estate Securities (Principal)
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Repurchase and Reverse Repurchase Agreements (Non-Principal)
The Fund may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security.
The Fund may use reverse repurchase agreements and economically similar transactions. In a reverse repurchase agreement, a fund sells a portfolio security to another party in return for cash and agrees to repurchase the instrument at a particular price and time. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund.
Repurchase Offers (Principal)
As described under “Periodic Repurchase Offers," the Fund is a closed-end investment company structured as an “interval fund” and is designed for long-term investors. The Fund’s Shares are not listed on any national securities exchange and are not publicly traded. There is currently no secondary market for the Shares, and the Fund expects that no secondary market will develop. To provide liquidity to Shareholders, the Fund conducts quarterly repurchase offers of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to applicable law and approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV per share, pursuant to Rule 23c-3 under the 1940 Act.
The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the Fund's ability to be fully invested or may force the Fund to maintain a higher percentage of its assets in liquid investments (including by borrowing to obtain such investments), which may harm the Fund’s investment performance. Moreover, a reduction in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated transaction costs, which may be significant), may increase the Fund’s portfolio turnover, and may limit the Fund's ability to participate in new investment opportunities or to achieve its investment objective. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV per share. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments or by investing such amounts in other liquid assets. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund may, if necessary, sell investments, and is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet such repurchase obligations.
If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A Shareholder may be subject to market and other risks, and the NAV per share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per share for tendered Shares is determined. In addition, to the extent the Fund sells portfolio holdings in order to fund repurchase requests, the repurchase of Shares by the Fund will be a taxable event for the Shareholders of repurchased Shares, and potentially even for Shareholders that do not participate in the repurchase offer.
Securitized Products (Principal)
Securitized products are fixed income instruments that represent interests in underlying pools of collateral or assets. The value of the securitized product is derived from the performance, value, and cash flows of the underlying asset(s).
A fund’s investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Prepayment risk may make it difficult to calculate the average life of the Fund’s investment in securitized products. Securitized products are generally issued as pass-through certificates, which represent the right to receive principal and interest payments collected on the underlying pool of assets, which are passed through to the security holder. Therefore, repayment depends on the cash flows generated by the underlying pool of assets. The securities may be rated as investment-grade or below-investment-grade.

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Mortgage-backed securities (“MBS”) represent an interest in a pool of underlying mortgage loans secured by real property. MBS are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. If interest rates fall and the underlying loans are prepaid faster than expected, the Fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the Fund’s income. Conversely, rising interest rates tend to discourage refinancings and the underlying loans may be prepaid more slowly than expected, reducing the Fund’s potential to reinvest the principal in higher yielding securities and extending the duration of the underlying loans. In addition, when market conditions result in an increase in default rates on the underlying loans and the foreclosure values of the underlying real estate is less than the outstanding amount due on the underlying loan, collection of the full amount of accrued interest and principal on these investments may be doubtful. The risk of such defaults is generally higher in the case of underlying mortgage pools that include sub-prime mortgages (mortgages granted to borrowers whose credit histories would not support conventional mortgages).

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Commercial mortgage-backed securities (“CMBS”) represent an interest in a pool of underlying commercial mortgage loans secured by real property such as retail, office, hotel, multi-family, and industrial properties. Certain CMBS are issued in several classes with different levels of yield and credit protection, and the CMBS class in which the Fund invests usually influences the interest rate, credit, and prepayment risks.

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Asset-backed securities (“ABS”) are backed by non-mortgage assets such as company receivables, truck and auto loans, student loans, leases and credit card receivables. ABS entail credit risk. They also may present a risk that, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid interest or principal.

Short Sales (Non-Principal)
A fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution) with the hope of purchasing the same security at a later date at a lower price. A fund may also take a short position in a derivative instrument, such as a future, forward or swap. If the market price of the security or derivatives increases, the Fund will suffer a (potentially unlimited) loss when it replaces the security or derivative at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. Before the Fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the Fund’s short position, marking the collateral to market daily. This obligation limits the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential fund gains and increase potential fund losses.
The Fund may also invest the proceeds received from short selling securities, which creates additional leverage. Using such leverage allows the Fund to use the proceeds to purchase additional securities, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. Leverage also magnifies the volatility of changes in the value of the Fund’s portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited.

The short sale proceeds utilized by the Fund to leverage investments are collateralized by all or a portion of such fund’s portfolio. Accordingly, the Fund may pledge securities in order to effect short sales, utilize short sale proceeds or otherwise obtain leverage for investment or other purposes. Should the securities pledged to brokers to secure the Fund’s margin accounts decline in value, the Fund could be subject to a “margin call”, pursuant to which the Fund must either deposit additional funds or securities with the broker or suffer mandatory liquidation of all or a portion of the pledged securities to compensate for the decline in value. The banks and dealers that provide leverage to the Fund have discretion to change the Fund’s margin requirements at any time. Changes by counterparties in the foregoing may result in large margin calls, loss of leverage and forced liquidations of positions at disadvantageous prices. The utilization of short sale proceeds for leverage will cause the Fund to be subject to higher transaction fees and other costs.
Timber (Principal)
Investments in timberland and timber-related assets are dependent on prevailing market prices for wood products, which can fluctuate over time. Such prices are affected by changes in supply and demand, especially within a particular geographic area. Demand for wood products is affected by various factors in the world economy, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending. Adverse conditions in the larger economy may result in lower investment in any or all of the markets related to the Fund's timber investments. Decreases in demand, increases in supply, or both, may reduce timber prices, which in turn may reduce the Fund’s revenues on timber-related investments.
Changes in foreign or United States trade policies, including but not limited to tariffs or trading agreements with other countries affecting the cost of imported lumber, could negatively affect the market for the timber. Long-term oversupply sourced from any foreign timber suppliers could negatively affect the value of the timberland investments of the Fund upon their disposition.
Timberland operations are subject to numerous federal, state and local laws and regulations, including those relating to the environment, endangered species, forestry activities, and health and safety. The laws and regulations intended to protect threatened and endangered species, and other environmental laws and regulations, are stringent and could become more so in the future. Timber operations are also subject to specialized statutes and regulations governing forestry operations, and to other environmental laws, some of which may in the future restrict harvesting, road building and other activities.
Natural causes such as fire, insect infestation, bad weather, and global climate shifts may have an impact on the timing of harvests, or reduce the volume and value of timber harvested. This in turn may adversely affect the value of the Fund’s timber investments. Extreme drought conditions could reduce the survival rate of trees planted within a year of the drought conditions. Ice storms and hurricanes could necessitate the early or unplanned harvesting of affected trees. Prolonged periods of adverse weather could negatively affect the quality of the timber produced, negatively affecting the value of both the harvest and the residual value of timberland.
The Fund’s ability to promptly sell timber-related investments in its portfolio in response to changing economic, financial and investment conditions is limited, which could impede the Fund’s ability to respond to market opportunities and result in lower distributions than would be available if the Fund and were able to quickly respond to such market opportunities.
U.S. Government and U.S. Government-Sponsored Securities (Non-Principal)
U.S. Government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise.
Although U.S. Government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. Government.
There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. Government securities may be affected adversely by changes in the ratings of those securities.

Valuation (Principal)
The Fund values private company investments in accordance with valuation guidelines adopted by the Board. There is typically not a readily available market value for the Fund’s private investments, and NAVs received by the Fund from the Private Funds are typically only estimated valuations or third party appraisals. The Fund may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments, and in some cases valuations will be provided by the institutional asset managers for Private Funds, even though such managers may face a conflict of interest in valuing such securities because the value thereof will affect their compensation.
Any such valuation is a subjective analysis of the fair market value of an asset and requires the use of techniques that are costly and time-consuming and ultimately provide no more than an estimate of value. Shareholders should recognize that valuations of illiquid assets, such as interests in Private Funds, involve various judgments and consideration of factors that may be subjective, and as a result, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. Accordingly, there can be no assurance that the stated NAV of the Fund, as calculated based on such valuations, will be accurate on any given date, nor can there be any assurance that the sale of any property would be at a price equivalent to the last estimated value of such property.
This could adversely affect shareholders whose Shares are repurchased as well as new shareholders and remaining shareholders. For example, in certain cases, the Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Private Fund, resulting in a dilution of the value of the Shares of shareholders who do not tender their Shares in any coincident tender offer and a benefit to tendering shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a benefit to shareholders remaining in the Fund, but a shortfall to tendering shareholders. In addition, investors would be adversely affected by higher fees payable to PGI if the gross asset value of the Fund is overstated.
Volatility Mitigation (Non-Principal)
Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains.  These strategies may not protect the Fund from market declines and may reduce the Fund’s participation in market gains.
USE OF PROCEEDS
The Fund will invest the proceeds of the continuous offering of Shares in accordance with its investment objective and policies as soon as practicable after receipt. There is no minimum amount that must be raised prior to the Fund’s initial investment of net proceeds. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies soon after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies, and except to the extent proceeds are held in cash to pay distributions or expenses, satisfy repurchase offers, or for temporary defensive purposes. Assets that cannot be invested promptly in accordance with the Fund’s investment objective and policies may be invested in cash and cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Shareholders.
MANAGEMENT OF THE FUND
Board of Trustees
The Fund's Board of Trustees (the "Board") has overall responsibility to manage and control the Fund's business affairs, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company. Information about the Fund's Trustees and Officers, including their names, addresses, principal occupations, and other affiliations during the past five years, as well as a description of the committees of the Board, are set forth in the SAI.
The Advisor
Principal Global Investors, LLC (“PGI”), an indirect subsidiary of Principal Financial Group, Inc. ("Principal®"), serves as the manager and advisor for the Fund. Principal® is a leader in global investment management offering businesses, individuals, and institutional clients a wide range of financial products and services, including retirement, asset management, and insurance through a diverse family of financial services companies. Through the Management Agreement with the Fund, PGI provides investment advisory services and certain accounting and administrative services for the Fund.

Advisor:
Principal Global Investors, LLC, 711 High Street, Des Moines, IA 50392, is part of a diversified global asset management organization that utilizes a multi-boutique strategy of specialized investment groups and affiliates to provide institutional investors and individuals with diverse investment capabilities, including fixed income, equities, real estate, currency, asset allocation, and stable value. PGI also has asset management offices of affiliate advisors in non-U.S. locations including London, Singapore, Tokyo, Hong Kong, and Sydney. PGI has been an investment advisor since 1998.

Strategies:
In fulfilling its investment advisory responsibilities, PGI provides allocation services for the Fund, as well as day-to-day discretionary investment services (directly making decisions to purchase or sell securities) for certain portions of the Fund, as described below.

Portfolio Management
The Fund has multiple Sub-Advisors. A team within Principal Portfolio StrategiesSM, a specialized boutique of PGI and whose members are listed below, determines the portion of the Fund's assets that each Sub-Advisor will manage and may reallocate Fund assets among the Sub-Advisors from time-to-time. This team agrees on allocation decisions and shares authority and responsibility for day-to-day portfolio management, with no limitation on the authority of one portfolio manager in relation to another.
The decision to reallocate Fund assets between PGI acting in a discretionary advisory capacity and the Sub-Advisors may be based on a variety of factors, including but not limited to: the investment capacity of PGI and each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in PGI or each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors occur as a Sub-Advisor liquidates assets in the normal course of portfolio management or with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.
Jake S. Anonson was with Principal ® from 1998-2010 and re-joined Principal ® in 2012. Mr. Anonson is responsible for the asset allocation and manager selection for Principal Portfolio Strategies SM . Mr. Anonson earned a bachelor’s degree in Finance and Economics from the University of Northern Iowa and an M.B.A. from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.
Jessica S. Bush has been with Principal ® since 2006. Ms. Bush is responsible for the asset allocation and manager selection for Principal Portfolio Strategies SM . Ms. Bush earned a bachelor’s degree in Business Administration from the University of Michigan. She has earned the right to use the Chartered Financial Analyst designation.
Marcus W. Dummer has been with Principal ® since 2003. Mr. Dummer is responsible for the asset allocation and manager selection for Principal Portfolio Strategies SM . Mr. Dummer earned a bachelor’s degree in Finance and an M.B.A. from the University of Utah. He has earned the right to use the Chartered Alternative Investment Analyst designation.
Benjamin E. Rotenberg has been with Principal ® since 2014. Prior to that, he was employed at Cliffwater LLC from 2007-2014. Mr. Rotenberg is responsible for the asset allocation and manager selection for Principal Portfolio Strategies SM . Mr. Rotenberg earned a bachelor’s degree in International Relations and Russian from Pomona College. He has earned the right to use the Chartered Financial Analyst and the Chartered Alternative Investment Analyst designations.
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Shares in the Fund.
The Principal Portfolio Strategies SM team has allocated responsibility for day-to-day portfolio management of the passively-managed portion of the Fund's Global Natural Resources strategy to PGI-Equities, an internal boutique of PGI.
The Sub-Advisors
PGI has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of PGI to provide investment advisory services to the portion of the assets of the Fund allocated to it by PGI. For these services, PGI pays each Sub-Advisor a fee.
PGI or the Sub-Advisor provides the Board with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Sub-Advisor:
DDJ Capital Management, LLC (“DDJ”) is a privately-owned Massachusetts limited liability company. David Breazzano, DDJ’s co-founder, president and chief investment officer, is the largest equity owner and holds 100% voting control of the firm.

Strategy:	Floating Rate Debt

Sub-Advisor:	KLS Diversified Asset Management LP (“KLS”) , 452 Fifth Avenue, 22nd Floor, New York, NY 10018, has been an SEC-registered investment advisor since 2011. KLS is principally owned by KLS Partners LLC.

Strategy:	Diversifying Strategies, including Corporate Credit, Structured Credit, and Global Rates (Global Macro)

Sub-Advisor:
Principal Real Estate Investors, LLC (“Principal - REI”) , 711 High Street, Des Moines, IA 50392, was founded in 2000 and manages commercial real estate across the spectrum of public and private equity and debt investments, primarily for institutional investors. Principal-REI is an indirect subsidiary of Principal Financial Group.

Strategy:	CMBS and Global Real Estate Securities

Sub-Advisor:
RARE Infrastructure (North America) Pty Limited (“RARE”) , Level 13, 35 Clarence Street, Sydney, Australia 2000, is a registered investment adviser founded in 2009 and specializes solely in global infrastructure. RARE is an indirect majority-owned subsidiary of Legg Mason, Inc.

Strategy:	Global Listed Infrastructure Equities

Sub-Advisor:
Tortoise Capital Advisors, LLC ("Tortoise") , 11550 Ash Street, Suite 300, Leawood, Kansas 66211, formed in October 2002, specializes in essential assets investing. Tortoise is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirectly wholly owned subsidiary of Tortoise Investments, LLC ("Tortoise Investments"). Tortoise Investments holds multiple wholly owned essential asset and income-oriented SEC registered investment advisers. An entity formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise Investments. Certain employees in the Tortoise Investments complex also own interests in Tortoise Investments.

Strategy:	Essential Assets, including Midstream Energy (MLPs), Global Water Equities, Private Social Infrastructure Debt, Private Energy Infrastructure, and Private Sustainable Infrastructure

Approval of Advisory Agreements
A discussion regarding the basis for the initial approval of the Advisory Agreements by the Board will be available in the Fund’s first report to Shareholders. The basis for subsequent continuations of the Fund’s Advisory Agreements will be provided in annual or semi-annual reports to Shareholders for the periods during which such continuations occur.
Fees Paid to PGI
The Fund pays PGI a fee for its services, which includes the fee PGI pays to Sub-Advisors. The Fund has agreed to pay PGI a management fee at an annual rate (shown below) of the average daily value of the Fund's net assets.

Net Asset Value of the Fund
First $1.5 Billion	Over $1.5 Billion
1.70%	1.65%
Fees PGI Pays to Sub-Advisors
PGI (and not the Fund) pays the Sub-Advisors' fees determined pursuant to a sub-advisory agreement with each Sub-Advisor. For each Sub-Advisor except Principal-REI, "Assets under Management" refers to average daily assets managed by such Sub-Advisor; for Principal-REI "Assets under Management" refers to prior month end assets managed by Principal-REI.

	Assets Under Management
	First $100 million	Over $100 million
DDJ - Sub-Advisory Fee	0.55%	0.50%

	Assets Under Management
	First $100 million	Next $200 million	Over $300 million
KLS - Sub-Advisory Fee	1.00%	0.90%	0.75%

	Assets Under Management*
Principal -REI	First $200 million	Over $200 million
Sub-Advisory Fee (CMBS Portfolio)	0.30%	0.25%
*To calculate, the assets of DSRA managed by Principal-REI are aggregated with the assets of the Principal Funds, Inc. Global Diversified Income Fund managed by Principal-REI.

	Assets Under Management*
Principal - REI	First $1.5 billion	Over $1.5 billion
Sub-Advisory Fee (Global Real Estate Securities Portfolio)	0.47%	0.44%
*To calculate, the assets of DSRA managed by Principal-REI are aggregated with the assets of the Diversified Real Asset mutual fund and collective investment trust managed by Principal-REI.

	Assets Under Management*
	First $250 million	Next $250 million	Next $250 million	Over $750 million
RARE - Sub-Advisory Fee	0.380%	0.285%	0.250%	0.225%
*To calculate, the assets of DSRA managed by RARE are aggregated with the assets of the Diversified Real Asset mutual fund and collective investment trust managed by RARE.

	Assets Under Management
	First Year	First $50 million	Next $50 million	Next $100 million	Next $150 million	Over $350 million
Tortoise Sub-Advisory Fee	0.70%	0.80%	0.75%	0.70%	0.65%	0.60%
Because the Fund had not commenced operations prior to the date of this prospectus, no fees have been paid to Sub-Advisors as of the date of this prospectus.
Custodian
The custodian for the Fund is Bank of New York Mellon. The Custodian is responsible for the safeguarding of the Fund's assets.
Transfer Agent
Principal Shareholder Services, Inc. provides transfer agency and dividend payment services necessary to the Fund on a per account basis.
Independent Registered Public Accounting Firm
Ernst & Young serves as the Fund’s independent registered public accounting firm, providing professional services including audits of the Fund’s annual financial statements.
Affiliated Brokerage
The Board has approved procedures that permit the Fund to effect a purchase or sale transaction between the Fund and any other affiliated investment company or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. See BROKERAGE ALLOCATION AND OTHER PRACTICES in the Statement of Additional Information.

Control Persons
A control person is a person who beneficially owns more than 25% of the voting securities of a company. Principal FInancial Services, Inc. ("PFSI") has provided the initial capitalization of the Fund and, therefore, is a control person because it is the sole shareholder of the Fund as of the date of this Prospectus. However, it is anticipated that PFSI will no longer be a control person following the commencement of the offering of Shares.
Conflicts of Interest
As a general matter, PGI and the Sub-Advisors are involved with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or their clients’ interests conflict with those of the Fund. When selecting underlying funds and advisors for the Fund, PGI implements the following in an effort to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest:

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When selecting underlying funds in which the Fund will invest, PGI begins with an analysis of whether funds available within the Principal organization and managed by PGI or by an affiliated sub-advisor are consistent with the Fund’s objective(s), principal investment strategies and attendant risks and are otherwise appropriate investments. PGI will select an underlying fund managed by an unaffiliated advisor, however, in situations in which it is appropriate based upon those criteria and available expertise and resources within the Principal organization.

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When selecting advisors, PGI begins with an analysis of whether PGI or an affiliated sub-advisor is qualified under existing due diligence criteria and, based upon the fund’s objective(s), principal investment strategies and attendant risks, is otherwise an appropriate manager for that fund. PGI will select an unaffiliated sub-advisor to manage all or a portion of the Fund’s portfolio, however, in situations in which it is appropriate based upon those criteria and available expertise and resources within the Principal organization.

Subject to the requirements of applicable law, PGI and the Sub-Advisors intend to engage in such activities and may receive compensation from third parties for their respective services. They may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to the Fund’s. The Fund may buy or sell securities of an issuer that are also bought or sold by PGI, a Sub-Advisor, or their respective clients. The results of the Fund's investment activities may differ from those of the Fund's affiliates, or another account managed by the Fund's affiliates, and it is possible that the Fund could sustain losses during periods in which other accounts achieve profits on their trading for proprietary or other accounts. To the extent that the same investment opportunities might be desirable for more than one account, conflicts could arise in determining how to allocate them. PGI and the Sub-Advisors have developed policies and procedures reasonably designed to mitigate these conflicts. However, there can be no assurance that an investment opportunity which comes to the attention of PGI, a Sub-Advisor, or their respective affiliates will be appropriate for the Fund or will be referred to the Fund. PGI and the Sub-Advisors are not obligated to refer any investment opportunity to the Fund.
Because PGI and the Sub-Advisors may allocate certain investment opportunities to multiple funds and accounts, conflicts may arise when other accounts seek to sell investments when the Fund holds similar or the same investments. For example, other accounts in liquidation or wind-down, or with differing liquidity or redemption terms, may seek to sell commonly held investments before the Fund sells such investments. Sale by such other accounts of the same or similar investments, depending upon the volume of sales and the nature of the market, may affect the market value of investments that continue to be held by the Fund.
Other potential conflicts might arise due to compensation arrangements. The management fee received by PGI (and the fee PGI pays to each Sub-Advisor) is based on the Fund’s average daily managed assets. As a result, PGI and the Sub-Advisors may have a financial incentive to cause the Fund to use leverage or invest in more speculative investments to increase the assets of the Fund, and accordingly, the fees they receive. Other clients advised by PGI or the Sub-Advisors may pay them a higher asset-based fee or performance-based compensation, which could create an incentive for PGI or the Sub-Advisor to favor such clients over the Fund.
Conflicts may arise relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any).
To the extent permitted by applicable law, PGI or a Sub-Advisor (or an account managed by PGI or a Sub-Advisor) may have economic interests in, or other relationships with, issuers or special purpose vehicles in which the Fund may have an economic interest. Such persons may invest at different levels of an entity’s capital structure or in different classes of an issuer’s securities that give rise to conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients, including in the case of financial distress of the investment entity. PGI or a Sub-Advisor’s respective partners, security holders, officers, directors, agents or employees may serve on an issuer’s board of directors or otherwise have ongoing relationships. In such cases, to the extent consistent with applicable law,

PGI or a Sub-Advisor may be required by its fiduciary obligations on behalf of another account to take actions that are not in the Fund’s best interests. Moreover, the Fund may be limited by applicable law or other policies in its ability to invest in a portfolio company in which PGI, a Sub-Advisor, or their respective clients have an investment.
PGI and the Sub-Advisors are authorized to combine purchase or sale orders on the Fund’s behalf together with orders for the other accounts managed by them or their respective affiliates and allocate the securities or other assets so purchased or sold, on an average price basis or other fair and consistent basis, among such accounts. Such aggregation of orders may not always be to the Fund’s benefit with regard to the price or quantity executed.
To the extent permitted by applicable law, PGI or a Sub-Advisor may also enter into cross transactions where PGI or a Sub-Advisor or their respective affiliates act as agent on behalf of the Fund and the other party to the transaction. Cross transactions may include trades between funds or accounts advised by PGI, a Sub-Advisor, or their respective affiliates. Cross transactions may enable PGI or a Sub-Advisor to purchase or sell a block of securities or other instruments for the Fund and possibly avoid commissions, a bid-ask spread, or an unfavorable price movement that may be created through entrance into the market with such purchase or sell order. PGI, a Sub-Advisor, or their respective affiliates may have a potentially conflicting division of responsibilities to both parties to a principal or cross transaction. The Fund may provide guarantees or incur indemnification obligations, either individually or jointly and severally with other accounts managed by PGI, a Sub-Advisor or their respective affiliates, to third parties in connection with the purchase or sale of assets by the Fund.
PGI or a Sub-Advisor, by virtue of the activities of their respective principals on behalf of the other accounts or otherwise, may come into possession of material non-public information with respect to an issuer. Should this occur, PGI or a Sub-Advisor may be restricted from buying or selling securities of the issuer on the Fund’s behalf until the information becomes public or is no longer deemed material. Such restriction may result in the Fund’s inability to transact in a security when it would be advantageous to the Fund to do so.
PGI, the Sub-Advisors and their respective members, officers and employees devote to the Fund as much time as they deem necessary and appropriate to manage the Fund’s business. Such entities and persons are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources. These activities could create a conflict of interest in that the time and effort of such entities and persons will not be devoted exclusively to the Fund’s business, but will be allocated between the Fund and other business activities.
Subject to internal compliance policies and applicable law, members or employees of PGI and the Sub-Advisors engage in personal trading of securities and other instruments.
PGI and the Sub-Advisors have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with their respective fiduciary obligations to clients. Nevertheless, actual proxy voting decisions may have the effect of favoring the interests of other clients.
Valuation of private assets, including the Fund's investments in the Private Funds, is a subjective analysis of the fair market value of an asset and requires the use of techniques that are costly and time-consuming and ultimately provide no more than an estimate of value. Valuations of such assets may be provided by PGI, the Sub-Advisors, and asset managers for Private Funds, even though they may face a conflict of interest in valuing such securities because the value thereof will affect their compensation.
PLAN OF DISTRIBUTION
The Offering
The Fund’s Shares are offered on a continuous basis at their current net asset value (“NAV”) per share. The minimum initial investment per investor is $100,000 for Institutional Class and Class Y Shares, and $25,000 for Class A Shares. Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor (or an investor’s client) has a short-term investing horizon and/or cannot bear the loss of some or all of their investment.
The Fund’s Shares are offered through Principal Funds Distributor, Inc. (the “Distributor”), which is the exclusive distributor of the Shares, on a best-efforts basis. The Fund and the Distributor reserve the right to reject any orders for any reason. Moreover, the Fund may close at any time to new investors or new investments at PGI's discretion.

The Fund’s Shares are not listed for trading on any securities exchange. There is currently no secondary market for the Fund’s Shares, and the Fund does not anticipate that a secondary market will develop for its Shares. Neither PGI nor the Distributor intends to make a market in the Fund’s Shares.
Distributor, Transfer Agent and Custodian
The Distributor, located at 620 Coolidge Drive, Suite 300, Folsom, CA 95630, is the distributor and principal underwriter of the Fund’s Shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with PGI through common ownership. In addition, the directors and officers of the Distributor also serve as directors and/or officers of PGI. Under a Distribution Agreement with the Fund, the Distributor is granted the right to sell the Fund’s Shares of the Fund as agent for the Fund. The Distributor offers the Fund’s Shares for sale on a continuous basis and has agreed to use its best efforts to secure purchasers for the Shares. The Shares of the Fund will be offered at NAV per share calculated each regular business day. Please see “DETERMINATION OF NET ASSET VALUE." The Distributor has no obligation to sell any specific quantity of the Fund’s Shares or to buy any of the Shares. The Distributor also acts as agent for the Fund in connection with repurchases of Shares. The Distributor may enter into agreements with selected broker-dealers, banks, or other financial intermediaries for distribution of Shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or PGI, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, repurchase, and other requests to the Fund.
Principal Shareholder Services, Inc. serves as transfer agent and dividend paying agent;. Bank of New York Mellon serves as the custodian of the Fund’s assets.
Share Classes
An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the sales loads and ongoing fees and expenses for each share class are different. The loads, fees and expenses for the Fund are set forth in “Summary of Fund Expenses.” If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that investor. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, the investment minimum, how long you expect to own shares, and the total costs and expenses associated with a particular share class.
Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares and all share classes may not be available in every state. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.
Distribution and/or Shareholder Service Expenses
The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class A shares. Under the plan, except as noted below, the Fund makes payments from its assets attributable to Class A shares to the Fund’s Distributor for distribution-related expenses and for providing services to Class A shareholders. Payments under the plan are made by the Fund to the Distributor pursuant to the plan regardless of the expenses incurred by the Distributor. When the Distributor receives these fees, it may pay some or all of them to intermediaries whose customers are shareholders of the Fund for sales support services and for providing services to Class A shareholders. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. These intermediaries include Principal Securities, Inc., a broker-dealer affiliated with PGI. Because these fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in Class A Shares of the Fund and may cost you more than other types of sales charges.
Under the plan, the Fund’s Class A Shares may incur expenses on an annual basis of up to 0.25% of its average monthly net assets .
The Distribution and Shareholder Services Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees.

Payments to Intermediaries
All or a portion of the initial sales charge that you pay for Class A Shares may be paid by the Distributor to intermediaries selling Class A shares.
In addition to payments pursuant to applicable 12b-1 plans, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to the Fund's Class A and Institutional Class Shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and/or shareholder services. PGI or its affiliates also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
Intermediaries may pay to its Financial Professionals some or all of the amounts the Distributor and its affiliates pay to the intermediary. The amounts paid to intermediaries vary by share class and by Fund.
In some cases, the Distributor and its affiliates will provide payments or reimbursements related to Class A and Institutional Class Shares in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Fund. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases, the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
The Distributor and its affiliates do not payment compensation to intermediaries (other than to affiliates of the Distributor) for distribution services or other services to Fund shareholders for Class Y Shares.
The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your Financial Professional or visit your intermediary's website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.
PURCHASING FUND SHARES
Eligibility and Minimum Investment
You must be an eligible purchaser for a particular share class to buy shares of the Fund in that share class. PGI and the Distributor reserve the right to broaden, limit, and change the designation of eligible purchasers without notice. Shares of the Fund are only sold in U.S. jurisdictions. The Fund will not establish accounts registered to foreign individuals or entities, including foreign correspondent accounts. If an existing shareholder with a U.S. address moves outside of the U.S. and updates his or her address on the shareholder's account, we will be unable to process future purchases on that account. Subject to your eligibility and the minimum initial investment requirements, you may invest in the Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. Neither PGI nor the Fund is responsible for determining the suitability of the Fund or Shares for any investor.

Share Class	Minimum Initial Investment	Minimum Subsequent Investment
A	$25,000.00	No minimum
Institutional	$100,000.00	No minimum
Y	$100,000.00	No minimum
At the Distributor's sole discretion, the Fund may broaden or limit the designation of eligible purchasers, waive some or all of the eligibility requirements (including the minimum initial investment amount), permit certain types of investors to open new accounts, impose further restrictions on purchases, or reject any purchase orders, all without prior notice.
Investments through a Financial Intermediary
Most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy Shares and information about periodic repurchase offers. Your broker-dealer or financial intermediary may charge fees in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and tender your Shares for repurchase, and applicable fees.
Investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries, which may include charges, investment minimums, cutoff times, and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by their financial intermediary. Investors purchasing Shares through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. For Shares sold through financial intermediaries not affiliated with Principal, the financial intermediary, and not its customers, will be the Shareholder of record, although customers may have the right to vote Shares depending upon their arrangement with the intermediary.
Opening an Account
You must open an account to purchase Shares. Your financial professional will help you open a new account. For questions about the Fund, please contact your financial professional or call a Client Relations Specialist at 1-800-222-5852.
You must clearly identify the type of account you want on your application. How you register your account with the Fund can affect your legal interests as well as the rights and interests of your family and beneficiaries. You should consult with your legal and/or tax advisor to determine the account registration that best meets your needs. If Shares are held in the name of certain types of accounts such as a corporation, trust, estate, custodianship, guardianship, partnership, or pension and profit sharing plan, additional documentation may be necessary. Your ability to transfer the Fund’s Shares to another broker-dealer is limited to those broker-dealers with whom the Distributor maintains a selling agreement.
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial intermediary to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. If concerns arise with verification of your identity, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity on a timely basis, we may freeze or close your account or take such other action as we deem appropriate. The Fund will not establish accounts that are for the benefit of a business/organization that is illegal under Federal and/or state law (such as a marijuana clinic) or a person who owns or receives income from such an entity or whose source of funds is illegal.
Shares of the Fund are offered on days on which the NYSE is open, which generally are weekdays other than national holidays. If you are not purchasing through an omnibus or networked account, your order will be considered received when it is received by the transfer agent in proper and complete form. If you are purchasing through an omnibus or networked account, your order will be considered received when an authorized broker (or its authorized designee) receives it in proper and complete form. Proper and complete form means that your instructions and any required payment have been received by the transfer agent or an authorized broker (or its authorized designee) in the form required by the Fund. Orders received in proper form by the transfer agent, or by an authorized broker (or its authorized designee) for omnibus or networked accounts, before the close of trading on the NYSE (generally 4:00 p.m. Eastern time) will be processed at the NAV calculated that day. See “Periodic Repurchase Offers-Determination of Net Asset Value.” The Fund and its transfer agent may, in its sole discretion, determine whether any particular transaction request is in complete and proper form.
Fees and Expenses
Before investing, you should be sure you understand the nature of different costs. This section describes the fees and expenses you may pay if you invest in the Fund. You may pay both one-time fees and ongoing fees. Fees and expenses are important because they lower your earnings.
You should also understand the characteristics of each share class so you can be sure to choose the class that is right for you. Share class selections must be made at the time of purchase. Classes differ regarding the costs associated with buying, redeeming, and holding shares. Your Financial Professional can help you with this process and can help you choose the share class that is appropriate for you. Financial Professionals may receive different compensation depending upon which class of shares you purchase.

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Sales Charge (Initial Fee for Class A) - The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge. See Class A Shares- Initial Sales Charge below for more information.

•	Management Fee (all Classes) - Through the Management Agreement with the Fund, PGI has agreed to provide investment advisory services and corporate administrative services to the Fund.

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Distribution Fee (Class A) - The Fund has adopted a distribution plan for its Class A shares. Under the plan, Class A pays a distribution fee based on the Fund's average daily NAV. These fees pay distribution and other expenses for the sale of Class A shares and for services provided to shareholders. Because they are ongoing fees, over time, these fees may exceed other types of sales charges.

•	Interest Payments on Borrowed Funds (all Classes) - interest paid in connection with outstanding loans.

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Other Expenses (all Classes) - A portion of expenses that are allocated to all classes of the Fund. Other expenses include interest expense, expenses related to fund investments and index licensing fees. Additional examples of other expenses include:

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Transfer Agent Fee (all Classes) - Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services. These services are currently provided at cost.

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Certain Operating Expenses (all Classes) - expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to shareholders, the cost of shareholder meetings, and other operating expenses of the Fund.

•	Acquired Fund Fees and Expenses (all Classes) - fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.
Class A Shares - Initial Sales Charge
The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge as shown in the table below. The right-hand column in the table indicates what portion of the sales charge is paid to Financial Professionals and their brokerage firms (“dealers”) for selling Class A shares.
Note: Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted.

	Amount of Purchase	Class A Sales Charge as % of:		Dealer Allowance
		Offering Price	Amount Invested	as % of Offering Price
	Less than $100,000	5.75%	6.10%	5.00%
	$100,000 but less than $250,000	4.75%	4.99%	4.00%
	$250,000 but less than $500,000	3.75%	3.90%	3.00%
	$500,000 but less than $1 million	2.50%	2.56%	2.00%
	$1 million or more	0.00%	0.00%	0.00%*
*
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1,000,000 calculated as follows: 1.00% on purchases between $1,000,000 and $4,999,999.99; 0.50% on purchases between $5,000,000 and $49,999,999.99; and 0.25% on purchases of $50,000,000 or more. The commission rate is determined based on the cumulative investments over the life of the account.

Initial Sales Charge Waivers
Class A shares may be purchased without a sales charge or at a reduced sales charge. The availability of certain sales charge waivers and reductions will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of initial (front-end) sales charge waivers or reductions. Such intermediary-specific sales charge variations are described in the Appendix to this prospectus entitled "Intermediary-Specific Sales Charge Waivers and Reductions." If you purchase Fund shares through an intermediary listed on the Appendix, you will be eligible to the receive only the intermediary's applicable waivers and reductions. If you purchase Fund shares directly from the Fund or through an intermediary not listed on the Appendix, you will be eligible to receive only the following initial sales charge waivers and reductions. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or reductions.
Waiver For Purchases of Fund Shares From the Fund or Through Intermediaries Not Listed on the Appendix

•	No initial sales charge will apply to purchases of Fund shares if the purchase is of sufficient size as disclosed in the preceding “Class A Sales Charges” table.

•	You may reinvest the Class A Share redemption proceeds without a sales charge within 90 days of the redemption, if you previously paid a sales charge.

•	The Fund’s Class A Shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:

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current and former Trustees of Principal Diversified Select Real Asset Fund, member companies of Principal ® , and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age and including in-laws), and parents, including in-laws) and trusts created by or primarily for the benefit of these individuals;

•	any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that makes available shares of the Fund;

•	any investor who buys Class A shares through financial intermediaries, such as a bank, broker-dealer, or other financial institution, and that does not accept or charge the initial sales charge;

•	financial intermediaries who offer shares to self-directed investment brokerage accounts; and

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retirement plans or benefit plans, or participants in such plans, where the plan’s investments in the Fund are part of an omnibus account. For clarification, such plans do not include individual retirement arrangements under IRC Section 408, such as Simplified Employee Pensions (SEP), SIMPLE IRAs or other IRAs.

Reductions for Purchases of Fund Shares From the Fund or Through Intermediaries Not Listed on the Appendix
The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, your children (including children of your spouse or domestic partner) age 25 or under, and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Fund Class A Shares owned by such persons, to determine the applicable sales charge. If the total amount being invested is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.
EXCHANGING FUND SHARES
A shareholder may exchange shares of one class of the Fund directly for shares of another class of the Fund (an “Intra-Fund Exchange”), subject to the terms and conditions described below. A shareholder requesting an Intra-Fund Exchange must meet the eligibility requirements of the class into which such shareholder seeks to exchange. Additional information regarding the eligibility requirements of each share class is described under “Eligibility and Minimum Investment” above.
In addition, financial intermediaries may, in connection with a change in a client’s account type, at the direction of a client, or otherwise in accordance with a financial intermediary’s policies and procedures, direct the Fund on behalf of the intermediary’s clients to effect an Intra-Fund Exchange. The Fund will effect an Intra-Fund Exchange at the direction of a financial intermediary without making inquiry as to whether the exchange is consistent with the particular intermediary’s policies and procedures or the client’s account type and/or suitability criteria. An investor should contact his or her financial intermediary to learn more about the details of this exchange feature and whether and under what circumstances it may apply in accordance with the investor’s arrangements with the particular intermediary.
Shares of one class of the Fund will be exchanged for shares of a different class of the Fund on the basis of their respective NAVs. Intra-Fund exchanges will not be subject to a sales charge. Ongoing fees and expenses incurred by a given share class may differ from those of other share classes, and a shareholder receiving new shares in an Intra-Fund Exchange may be subject to higher or lower total expenses following such exchange. See “Summary of Fund Expenses” above. While an Intra-Fund Exchange may not be considered a taxable event for income tax purposes, you should consult with your tax adviser regarding possible federal, state, local and foreign tax consequences.
PERIODIC REPURCHASE OFFERS
The Fund is a closed-end “interval fund” and, to provide liquidity and the ability to receive NAV per share on a disposition of at least a portion of your Shares, has adopted a fundamental policy requiring the Fund to offer to repurchase at least 5% and not more than 25% of its Shares at NAV per share on a regular quarterly schedule. Repurchase offers of more than 5% are made solely at the discretion of the Fund’s Board of Trustees, and investors should not rely on any expectation of repurchase offers being made in excess of 5%.
No Shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, Shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.
Repurchase Dates
The Fund will make quarterly repurchase offers every three months, in the following months: March, June, September, and December. The Fund anticipates that the initial repurchase offer will occur in September 2019.
Repurchase Request Deadline
The Repurchase Request Deadline is the latest date on which Shareholders wishing to tender Shares for repurchase in response to a repurchase offer can tender their Shares. When a repurchase offer commences, at least 21 days before the Repurchase Request Deadline, the Fund will send written notice to each record Shareholder setting forth, among other things:

•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.

•	The latest date on which Shareholders can tender their Shares in response to a repurchase offer.

•	The date that will be used to determine the Fund’s NAV per share applicable to the repurchase offer (the “Repurchase Pricing Date”).

•	The date by which the Fund will pay to Shareholders the proceeds from their Shares accepted for repurchase.

•	The NAV per share of the Shares as of a date no more than seven days before the date of the written notice and the means by which Shareholders may ascertain the NAV per share.

•	The procedures by which Shareholders may tender their Shares and the right of Shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.
This notice may be included with a Shareholder report or other Fund document. If you invest in the Fund through a financial intermediary, the notice will be provided to you by your financial intermediary. This notice will also be posted on the Fund’s website at principalfunds.com/interval-funds.
The Repurchase Request Deadline will be strictly observed. If a Shareholder fails to submit a repurchase request in complete and proper form by the Repurchase Request Deadline, the Shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form before the Repurchase Request Deadline.
Determination of Repurchase Price and Payment for Shares
The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to Shareholders between one (1) and three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date (the “Repurchase Payment Deadline”). The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV per share is discussed under “Determination of Net Asset Value.” During the period an offer to repurchase is open, Shareholders may obtain the current NAV per share by calling 1-800-222-5852. You may also obtain the current NAV per share at principalfunds.com/interval-funds.
The Fund does not currently charge a repurchase fee. The Fund may introduce or modify the amount of a repurchase fee in the future.
Suspension or Postponement of Repurchase Offers
The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act.
The Fund may suspend or postpone a repurchase offer only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; (ii) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund. The Fund will provide notice to Shareholders of any suspension or postponement of a repurchase offer.

Oversubscribed Repurchase Offers
There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund. If a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis, subject to “odd lot” priority, among the requests for repurchase received by the Fund. The term “odd lots” means all Shares tendered by any person who owned beneficially or of record an aggregate of fewer than 100 Shares and completes the odd lot certification form posted on the Fund’s website at www.principalfunds.com/interval-funds. (an “Odd Lot Holder”) . Odd lots will be accepted for payment before any proration of the purchase of other tendered Shares, provided that (a) this priority is not available to partial tenders or to beneficial or record holders of 100 or more Shares in the aggregate, even if these holders have separate accounts or certificates representing fewer than 100 Shares, and (b) to qualify for this priority, an Odd Lot Holder must tender all Shares owned by the Odd Lot Holder in accordance with the procedures described in the applicable repurchase offer. The Fund does not currently expect to offer to repurchase additional Shares in the event a repurchase offer is oversubscribed.
If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other Shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some Shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.
There is no assurance that you will be able to tender your Shares when or in the amount that you desire.
Consequences of Repurchase Offers
From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the Repurchase Payment Deadline, or which mature by the Repurchase Payment Deadline. Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than it otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.
The Fund anticipates that in the ordinary course it will hold liquid securities, and it is permitted to borrow up to the maximum extent permitted under the 1940 Act to purchase investments to satisfy the obligation to maintain “liquid assets”, or to meet repurchase requests. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to avoid borrowing to meet repurchase obligations. Repurchase of the Fund’s Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, to the extent the Fund sells portfolio holdings to fund repurchase requests, the repurchase of Shares by the Fund will be a taxable event for the Shareholders of repurchased Shares, and potentially even for Shareholders that do not participate in the repurchase offer. For a discussion of these tax consequences, see “TAX CONSIDERATIONS."
DETERMINATION OF NET ASSET VALUE
The share price of the Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/ Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy shares is received, the share price used to fill the order is the next price we calculate after we receive the order (in proper form). To process your transaction purchase on the day we receive it, we must receive the order, with complete information:

•	on a day that the NYSE is open and

•	before the close of trading on the NYSE (normally 3:00 p.m. Central Time).

Purchase orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading. The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.
The Fund's share price is calculated by dividing the total Fund assets, less all liabilities, by the total number of outstanding Shares.

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With respect to any portion of a Fund’s assets invested in other registered investment companies, that portion of the Account's NAV is calculated based on the price (NAV or market, as applicable) of such other registered investment companies.

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If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Trustees. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

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A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

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The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

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Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which PGI expects the securities may be sold.

•
Investments in Private Funds will be valued at the net asset value provided to the Fund by the Private Fund (the “practical expedient”), subject to appropriate investment and operational due diligence review. Investment and operational due diligence reviews evaluate, among other things, whether the process and procedures surrounding the Private Fund’s net asset value calculation are sufficiently robust to allow for reliance on such net asset value as the fair value measure. In circumstances where the Fund’s valuation date is in between a date in which a Private Fund reports its net asset value, the Fund shall consider whether an adjustment to the most recent net asset value per share is necessary, taking into account the last reported net asset value of the Private Fund using the practical expedient and adjusting, to the extent not then part of the valuation methodology then employed. Adjustments may be made for subsequent capital calls and distributions, market prices for listed securities where there is sufficient transparency, foreign currency fluctuations, material events on private securities that the Fund is aware of and any material estimated fees and expenses of the Fund for the period. In circumstances where the Private Fund’s net asset value is suspended, or the Fund believes that the net asset value is not representative of fair value based on the information that it has obtained through its investment and operational due diligence reviews and ongoing monitoring of the Private Fund, an alternative valuation methodology, approved by the Fund’s Valuation Committee, may be utilized.

DISTRIBUTIONS AND DISTRIBUTION REINVESTMENT POLICIES
Distribution Policy
The Fund intends to distribute most or all of its net earnings and realized gains, if any, in the form of dividends from net investment income (“dividends”) and distributions of net realized capital gains (“capital gain distributions,” and together with dividends, “distributions”). The Fund intends to declare and distribute dividends to Shareholders of record quarterly. A portion of the Fund’s quarterly distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Net realized capital gain distributions, if any, are usually declared and paid in December for the prior twelve-month period ending October 31. The Fund does not have a fixed distribution rate nor does it guarantee that it will pay any distributions in any particular period.
Distribution Options
When completing your application, you may select one of the following options for distributions. Notify the Fund of a change in your distribution option at least 10 days before the record date of the distribution.

•
Full Reinvestment. Distributions from the Fund will be reinvested in additional Shares of the same class of the Fund. This option will be selected automatically unless one of the other options is specified.

•	Part Cash and Part Reinvestment. You may request to have part of your distributions paid in cash and part of your distributions reinvested in additional Shares of the same class of the Fund.

•	All Cash. Distributions will be paid in cash. You may choose to send your distributions directly to your bank account or request to have a check sent to you.
The Fund reserves the right to automatically reinvest any distributions into your account that are less than $10. Distributions paid in Shares will be credited to your account at the next determined NAV per share.
The Board reserves the right to change the distribution policy from time to time.
Distribution Reinvestment Policy
The Fund has a distribution reinvestment policy administered by Principal Shareholder Services, Inc. Pursuant to the policy, a Shareholder who elects to have distributions reinvested in whole or in part in additional Shares of the Fund or who do not specify a distribution option will have his or her pro rata portion of the Fund’s income dividends or capital gains or other distributions (each, a “distribution” and collectively, “distributions”), net of any applicable U.S. withholding tax, reinvested in Shares of the Fund. Under the distribution reinvestment policy, the Fund’s distributions to Shareholders are reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, the transfer agent, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury Shares. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per share.
The transfer agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The transfer agent will hold Shares in the account of each Shareholder in non-certificated form in the name of the Shareholder, and each Shareholder’s proxy, if any, will include Shares purchased pursuant to the distribution reinvestment policy. A proxy solicitor will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the distribution reinvestment policy, the transfer agent will administer the distribution reinvestment policy on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the distribution reinvestment policy. Shareholders whose Shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such Shareholders may not be able to transfer their Shares to another bank or broker and continue to participate in the distribution reinvestment policy.
Neither the transfer agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the distribution reinvestment policy, nor shall they have any duties, responsibilities, or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of distributions will not relieve participants of any federal, state, or local income tax that may be payable (or required to be withheld) on such distributions. See “Tax Considerations.”
The Fund reserves the right to amend or terminate the distribution reinvestment policy. There is no direct service charge to participants with regard to purchases under the distribution reinvestment policy; however, the Fund reserves the right to amend the distribution reinvestment policy to include a service charge payable by the participants.
All correspondence concerning the distribution reinvestment policy should be sent to:
Principal Diversified Select Real Asset Fund
P.O. Box 219971
Kansas City, MO 64121-9971

DESCRIPTION OF THE SHARES
Description of Capital Structure and Shares
The following is a brief description of the capital structure of the Fund. This description is not complete and is subject to and qualified in its entirety by reference to the Declaration and the Fund’s By-Laws (the “By-Laws”). The Declaration and By-Laws are each exhibits to the registration statement of which this Prospectus is a part.
The Fund is a statutory trust established under the laws of the State of Delaware. The Declaration provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Declaration authorizes the division of the beneficial interest in each Class into Shares without limitation as to number, with or without par value. The Fund currently offers three share classes: A, Institutional, and Y.
Shareholders will be entitled to the payment of distributions when, as, and if declared by the Board. All Shares have equal rights to the payment of distributions and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and non-assessable by the Trust and will have no pre-emptive or conversion rights or rights to cumulative voting.
Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund pro rata among the holders of the Shares.
The Board may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion, or other rights, voting powers, restrictions, limitations as to distributions, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Declaration and the 1940 Act.
The Declaration provides for indemnification out of Fund property against liability and against all expenses reasonably incurred or paid by any Shareholder in connection with any claim, action, suit, or proceeding in which such Shareholder becomes involved as a party or otherwise by virtue of Shareholder being or having been a Shareholder in the Fund.
The Fund does not intend to hold annual meetings of Shareholders unless required by law. If the Fund does hold a meeting of Shareholders, each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.
The following table shows the amounts of Shares of the Fund that were authorized and outstanding as of June 25, 2019:

Share Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Excluding Amount Shown Under Column 3
A	Unlimited	0	1,000
Institutional	Unlimited	0	1,000
Y	Unlimited	0	2,000
Anti-Takeover and Other Provisions in the Declaration of Trust
The Declaration and the By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.
The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund’s shares entitled to vote on the matter, or the holders of at least seventy-five percent (75%) of the shares of each class affected by the matter, voting as separate classes, to authorize certain transactions not in the ordinary course of business, including: (1) the termination, merger, reorganization or consolidation, or liquidation of the Fund or any class thereof not initially proposed by the Board; (2) the sale or conveyance of all or a substantial part of the Fund’s assets; (3) with certain exceptions, the sale, lease, or exchange (in one or a series of transactions in any 12-month period) of all or a substantial part of the assets of the Fund having an aggregate fair market value of $1,000,000 or more to any “Principal Shareholder” (as defined below); or (4) with certain exceptions, the sale, lease, or exchange to the Fund, in exchange for shares of the Fund (in one or a series of transactions in any 12-month period), of any assets of any Principal Shareholder having an aggregate fair market value of $1,000,000 or more, unless such transaction described above has been approved by a “Supermajority” (defined as two-thirds) of the Trustees. The term “Principal Shareholder” means any corporation, person, or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding shares of the Fund or class and shall include any Associates or Affiliates of such Principal Shareholder. The term “Affiliate” and “Associate” shall have the meaning ascribed to each such respective term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended. The Board has the power to allow, by vote of a Supermajority of the Trustees, including a Supermajority of the Independent Trustees, a lesser vote to approve the transactions described above to the extent not otherwise addressed by the Declaration or by applicable law.
The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the shares of the Fund entitled to vote on the matter, or the holders of at least seventy-five percent (75%) of the shares of each class of shares affected by the matter, voting as separate classes, to authorize a conversion of the Fund from a closed-end investment company to an open-end investment company, unless the conversion is authorized by a majority of the Trustees (in which case Shareholders would have the minimum voting rights required by the 1940 Act with respect to the conversion).
A Trustee may be removed from office only with cause by a vote of the holders of at least two-thirds of the total shares of the Trust issued and outstanding at a meeting called by Shareholders owning at least majority of the outstanding shares of the Trust.
The Declaration also requires that prior to bringing a derivative action, a demand must first be made on the Board by Shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who collectively hold shares representing twenty-five percent (25%) of more of the issued and outstanding shares of the Fund, or twenty-five percent (25%) or more of the issued and outstanding shares of the class to which the action relates if it does not relate to all classes. A decision by a majority of the Trustees, including a majority of the Independent Trustees, or, if the Trustees have appointed a committee to consider the demand, the majority of that committee, that maintaining a derivative suit would not be in the best interests of the Fund or the affected class and to reject the demand, shall be final and binding upon the Shareholders and judicially unreviewable.
Reasonable expenses, including reasonable attorney’s fees, may be assessed against a Shareholder who brings a derivative action and does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought. There may also be additional requirements or restrictions on Shareholder derivative lawsuits involving the Fund imposed by law.
The Declaration provides that, in accordance with the Delaware Statutory Trust Act, any suit against the Fund, any class, or the Trustees or officers of the Fund shall be brought exclusively in the State of Delaware. The Declaration also includes a provision that any Shareholder bringing an action against the Fund, any class, or the Trustees or officers of the Fund waives the right to trial by jury to the fullest extent permitted by law.
The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the By-Laws, both of which are on file with the SEC.
TAX CONSIDERATIONS
It is a policy of the Fund to make distributions of substantially all of its investment income and any net realized capital gains. Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or care reinvested in additional shares. Special tax rules apply to distributions from IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.
Generally, dividends paid by the Fund from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate for individuals and taxable trusts, some individuals and taxable trusts will be subject to a 20% tax rate), regardless of how long you have held your shares. Distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains. Some high-income individuals and taxable trusts will be subject to a Medicare 3.8% tax on unearned net investment income.
Because of tax law requirements, you must provide the Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is imposed at a rate of 24%. The Fund is required in certain cases to withhold and remit to the U.S. Treasury 24% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder who: has provided either an incorrect tax identification number or no number at all; is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly; or has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. Under section 302 of the Code, the Fund’s repurchase of a shareholder’s shares generally will be treated as an exchange, and thus eligible for capital gain treatment, if it (1) results in a “complete termination” of the shareholder’s interest in the Fund, (2) results in a “substantially disproportionate” redemption (the functional equivalent of a repurchase) with respect to shareholder, or (3) is “not essentially equivalent to a dividend.” For these purposes, (a) a “substantially disproportionate” redemption is one that reduces the shareholder’s percentage interest in the Fund’s voting shares by more than 20%, and after which he or she owns a less-than-50% voting interest in the Fund, and (b) a repurchase is “not essentially equivalent to a dividend” if it results in a “meaningful reduction” of a Shareholder’s percentage interest in the Fund. Whether a reduction is “meaningful” depends on the particular facts and circumstances. The Fund cannot predict whether or the extent to which any repurchase offer will be oversubscribed. If any such offer is oversubscribed, proration of tenders pursuant thereto will cause the Fund to accept fewer shares than are tendered. Therefore, a Shareholder can be given no assurance that a sufficient number of his or her shares will be purchased pursuant to any such offer to ensure that that purchase will be treated as an exchange. If a payment by the Fund to a shareholder is not treated as in exchange for the repurchased shares, it may be treated as a distribution under the Code. That distribution will be treated as a dividend to the extent it is made out of the Fund’s earnings and profits and will be fully taxable as ordinary income or qualified dividend income without regard to the shareholder’s adjusted basis in his or her shares. To the extent the distribution is not made out of the Fund’s earnings and profits, it will reduce the shareholder’s adjusted tax basis in his or her shares (which would result in a higher tax liability when the shares are sold, even if they had not increased in value, or, in fact, had lost value), and then, after that basis is reduced to zero, as realized capital gain.
All or a portion of any loss so recognized on a sale or redemption may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed and is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income under current rules.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of such shares less than 91 days after they are acquired, and subsequently acquires shares of the Fund or another fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.
Any gain resulting from the redemption of your shares will generally also be subject to tax. You will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, the Fund's default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.
Investments by the Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.
Under proposed U.S. Treasury Regulations non-corporate Fund shareholders meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to them by the Fund.  The 20 percent deduction applies to qualified REIT dividends distributed during 2018-2025 tax years.
Early in each calendar year, the Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.
A dividend or distribution made shortly after the purchase of shares of the Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.
The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

REPORTS TO SHAREHOLDERS
The Fund sends out periodic investment reports, including annual audited financial statements, to all investors. To reduce duplicative mail and fees and expenses of the Fund, the Fund may, in accordance with applicable law, send a single copy of the Fund’s Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of the Fund. Additional copies of the Prospectus and shareholder reports may be obtained by calling 1-800-222-5852. If you do not want to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call the number above and the Fund will furnish separate mailings, in accordance with instructions, within 30 days of your request.

ADDITIONAL INFORMATION
A Registration Statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the Fund, has been filed by the Fund with the SEC. The Prospectus and the SAI are parts of, but do not contain all of the information set forth in, the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and its Shares, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and the SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

How to Contact Us
Mailing Addresses:

Regular Mail	Overnight Mail
Principal Diversified Select Real Asset Fund	Principal Diversified Select Real Asset Fund
P.O. Box 219971	430 W. 7th Street, Ste. 219971
Kansas City, MO 64121-9971	Kansas City, MO 64105-1407
You may speak with a Client Relations Specialist by calling 1-800-222-5852, between 8:00 a.m. and 5:00 p.m. Central Time on any day that the NYSE is open.
To obtain Automated Clearing House (“ACH”) or wire instructions, please contact a Client Relations Specialist.
For additional information about Principal Funds, Inc., go to www.principalfunds.com/interval-funds.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION
GENERAL INFORMATION AND HISTORY	3
ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS	3
MANAGEMENT OF THE FUND	4
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	13
INVESTMENT ADVISORY AND OTHER SERVICES	13
PORTFOLIO MANAGERS	17
BROKERAGE ALLOCATION AND OTHER PRACTICES	19
TAX INFORMATION	21
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS	23
APPENDIX A - DESCRIPTION OF DEBT RATINGS	27
APPENDIX B - PROXY VOTING POLICIES	30

APPENDIX A - INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND REDUCTIONS

Certain intermediaries have different policies and procedures regarding the availability of sales charge waivers and reductions, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or reductions. In order to receive a waiver or reduction offered by one intermediary or the Fund, the purchaser must purchase Fund shares from the Fund or intermediary offering the waiver or reduction. Please see the section of the prospectus entitled “PURCHASING FUND SHARES” for more information on sales charges and waivers available for different classes.

Currently, the following intermediaries have implemented a schedule of sales charge waivers and reductions, as described below:

[to be added]

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 25, 2019
Principal Diversified Select Real Asset Fund

Share Class	Ticker
Class A	PDSRX
Institutional Class	PDSKX
Class Y	PDSYX
Principal Diversified Select Real Asset Fund (the “Fund”) is a diversified, closed-end management investment company that continuously offers its shares of beneficial interest (the “Shares”). The Fund is operated as an interval fund. The Fund currently offers three classes of Shares: A, Institutional, and Y.
This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Prospectus dated June 25, 2019, as supplemented from time to time. This SAI does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus may be obtained without charge by calling 1-800-222-5852 or by writing Principal Diversified Select Real Asset Fund, P.O. Box 219971, Kansas City, MO 64121-9971, or you may access the Prospectus on the Fund’s website at www.principalfunds.com/interval-funds. Capitalized terms in this SAI have the same meaning as in the Prospectus, unless otherwise defined.

GENERAL INFORMATION AND HISTORY
The Fund is a newly organized, diversified, closed-end management investment company that is operated as an interval fund. The Fund has no operating history.
The Fund is part of a “Fund Complex,” which is comprised of the Fund and the following registered management investment companies: Principal Funds, Inc., Principal Variable Contracts Funds, Inc., and Principal Exchange Traded Funds.
PGI may recommend to the Board of Trustees, and the Board may elect, to close the Fund to new and/or existing investors, to close certain share classes to new and/or existing investors, or to liquidate the Fund.
ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS
The investment objective and principal investment strategies and risks of the Fund, as well certain non-principal strategies and risks, are set forth in the Prospectus under “INVESTMENT STRATEGIES AND RISKS." Certain additional investment information is set forth below. Except as described below as "Fundamental Policies," the investment strategies described in this Statement of Additional Information and the prospectus are not fundamental and may be changed by the Board without shareholder approval.
Unless otherwise indicated, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.
Fundamental Policies
The Fund’s stated fundamental policies may be changed only by the affirmative vote of a majority of the outstanding Shares of the Fund. For the purposes of this SAI, “majority of the outstanding Shares of the Fund” means the vote, at an annual or special meeting of shareholders duly called, of (a) 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Fund, whichever is less. As fundamental policies, the Fund:

1.	may not issue senior securities, except to the extent permitted by applicable law, including but not limited to the 1940 Act.

2.	may not engage in short sales, purchases on margin, or the writing of put and call options, except to the extent permitted by applicable law, including but not limited to the 1940 Act.

3.	may not purchase or sell commodities, except to the extent permitted by applicable law, including but not limited to the 1940 Act.

4.
may not purchase, hold, or deal in real estate or real estate mortgages, except to the extent permitted by applicable law, including but not limited to the 1940 Act. For purposes of this restriction, "real estate" does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, and the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

5.	may not borrow money, except to the extent permitted by applicable law, including but not limited to the 1940 Act.

6.	may not make loans, except to the extent permitted by applicable law, including but not limited to the 1940 Act.

7.
has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

8.	will concentrate, as that term is used in the 1940 Act, its investments in securities related to real asset industries.

9.
may not underwrite securities of other issuers, except to the extent permitted by applicable law, including but not limited to the 1940 Act, including insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

Fundamental Repurchase Policies
The Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than 5% and not more than 25% of its Shares at a price equal to net asset value per Share, unless suspended or postponed in accordance with regulatory requirements, and that each quarterly repurchase pricing shall occur on the Repurchase Pricing Date (as defined in the Prospectus), all in accordance with the requirements set forth in Rule 23c-3(b)(2)(i). Specifically:

3

•	The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.

•
The Fund will repurchase Shares that are tendered by a specific date (the “Repurchase Request Deadline”), which will be established by the Board in accordance with Rule 23c-3, as amended from time to time. Rule 23c-3 requires the Repurchase Request Deadline to be no less than twenty-one (21) and no more than forty-two (42) days after the Fund sends notification to Shareholders of the repurchase offer.

•
There will be a maximum fourteen (14) calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date on which the Fund’s net asset value applicable to the repurchase offer is determined (the “Repurchase Pricing Date”).

Non-Fundamental Policy - Rule 35d-1 under the 1940 Act
The Fund has adopted the non-fundamental policy pursuant to SEC Rule 35d-1 to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in the type of investments, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. This policy applies at the time of purchase. The Fund will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Fund.
For purposes of testing this requirement, the Fund includes all investments that have economic characteristics similar to those suggested by the Fund name. For example, the value of certain investments for purposes of the 80% test may include cash and/or cash equivalents to the extent used to cover the Fund’s exposure to such investments. The Fund will typically count the mark-to-market value of derivative investments, but it may use a derivative contract’s notional value when it determines that notional value is an appropriate measure of the Fund’s exposure. The Fund will also count its investments in underlying funds toward the requirement as long as the underlying fund focuses on the particular type of investment suggested by the Fund name.
Portfolio Turnover
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.
The Fund is a new fund and therefore does not have a portfolio turnover rate, or variations in such rates, to disclose.
MANAGEMENT OF THE FUND
Leadership Structure and Board of Trustees
Overall responsibility for directing the business and affairs of the Fund rests with the Board of Trustees (the "Board"), who are elected by the Shareholders. In addition to serving on the Board, each Trustee also serves on the Board of Principal Funds, Inc. (“PFI”), the Board of Principal Variable Contracts Funds, Inc. (“PVC”), and the Board of Principal Exchange-Traded Funds ("PETF"). The Board is responsible for overseeing the Fund's operations in accordance with the provisions of the 1940 Act, other applicable laws, and the Fund's Declaration of Trust. The Board elects the officers of the Fund to supervise its day-to-day operations. The Board meets in regularly scheduled meetings throughout the year. Board meetings may occur in-person or by telephone. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Board members who are Independent Trustees meet annually to consider renewal of the Fund's advisory contracts. The Board is currently composed of twelve members, nine of whom are Independent Trustees. An “Independent Trustee” is not an “interested person” (as defined in the 1940 Act) of the Fund, while an “Interested Trustee” is. Each Trustee's prior senior management and board experience is described below.
The Chairman of the Board is an interested person of the Fund. The Independent Trustees have appointed a lead Independent Trustee whose role is to review and approve, with the Chairman, the agenda for each Board meeting and facilitate communication among the Fund's Independent Trustees as well as communication among the Independent Trustees, management of the Fund, and the full Board. The Fund has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of the Fund, including such items such as the Trust's net assets, the committee structure of the Board, and the Trust's distribution arrangements. The appropriateness of this structure is enhanced by the Fund's Board Committees, which are described below, and the allocation of responsibilities among them. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

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The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, a commitment to the interests of shareholders, and, for each Independent Trustee, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who will build upon the diversity of the Board. In addition to those qualifications, the following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Trustee. As required by rules the SEC has adopted under the 1940 Act, the Fund's Independent Trustees select and nominate all candidates for Independent Trustee positions.
Independent Trustees
Elizabeth Ballantine. Ms. Ballantine has served as a Trustee of the Trust since 2019, Trustee of PETF since 2014, and Director of PFI and PVC since 2004. Through her professional training and experience as an attorney and her experience as a director and investment consultant, Ms. Ballantine is experienced in financial, investment and regulatory matters.
Leroy T. Barnes, Jr. Mr. Barnes has served as a Trustee of the Trust since 2019, Trustee of PETF since 2014, and Director of PFI and PVC since 2012. From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education and employment experience and experience as a director, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.
Craig Damos. Mr. Damos has served as a Trustee of the Trust since 2019, Trustee of PETF since 2014, and Director of PFI and PVC since 2008. Since 2011, Mr. Damos has served as the President of C.P. Damos Consulting LLC dba Craig Damos Consulting. Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010 and Vertical Growth Officer from 2004-2006. From 2000-2004, he served as the Chief Financial Officer of Weitz Company. From 2005-2008, Mr. Damos served as a director of West Bank. Through his education, experience as a director of Principal Funds and employment experience, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.
Mark A. Grimmett. Mr. Grimmett has served as a Trustee and Lead Independent Trustee of the Trust since 2019, Trustee of PETF since 2014, and Director of PFI and PVC since 2004. He is a Certified Public Accountant. From 1996-2015, Mr. Grimmett served as the Chief Financial Officer for Merle Norman Cosmetics, Inc. Through his service as a director of Principal Funds, his education and his employment experience, Mr. Grimmett is experienced with financial, accounting, regulatory and investment matters.
Fritz S. Hirsch. Mr. Hirsch has served as a Trustee of the Trust since 2019, Trustee of PETF since 2014, and Director of PFI and PVC since 2005. From 1983-1985, he served as Chief Financial Officer of Sassy, Inc. From 1986-2009, Mr. Hirsch served as President and Chief Executive Officer of Sassy, Inc. From 2011-2015, Mr. Hirsch served as CEO of MAM USA. Through his experience as a director of the Principal Funds and employment experience, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.
Tao Huang. Mr. Huang has served as a Trustee of the Trust since 2019, Trustee of PETF since 2014, and Director of PFI and PVC since 2012. From 1996-2000, Mr. Huang served as Chief Technology Officer of Morningstar, Inc. and from 1998-2000 as President of the International Division of Morningstar. From 2000-2011, Mr. Huang served as Chief Operating Officer of Morningstar. Through his education and employment experience, Mr. Huang is experienced with technology, financial, regulatory and investment matters.
Karen (“Karrie”) McMillan. Ms. McMillan has served as a Trustee of the Trust since 2019, Trustee of PETF since 2014, and Director of PFI and PVC since 2014. From 2007-2014, Ms. McMillan served as general counsel to the Investment Company Institute. Prior to that (from 1999-2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991-1999, she served in various roles as counsel at the Securities and Exchange Commission, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education and experience as an attorney, she is experienced in financial, investment and regulatory matters.
Elizabeth A. Nickels. Ms. Nickels has served as a Trustee of the Trust since 2019, Trustee of PETF since 2015, and Director of PFI and PVC since 2015. Ms. Nickels currently serves as a director of SpartanNash. From 2008 to 2017, she served as a director of the not-for-profit Spectrum Health Systems; from 2014 to 2016, she served as a director of Charlotte Russe; from 2014 to 2015, she served as a director of Follet Corporation; and from 2013 to 2015, she served as a director of PetSmart. Ms. Nickels was formerly employed by Herman Miller, Inc. in several capacities: from 2012 to 2014, as the Executive Director of the Herman Miller Foundation; from 2007 to 2012, as President of Herman Miller Healthcare; and from 2000 to 2007, as Chief Financial Officer. Through her education and employment experience, she is experienced with financial, accounting and regulatory matters.

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Mary M. (“Meg”) VanDeWeghe. Ms. VanDeWeghe has served as a Trustee of the Trust since 2019, and a Trustee of PETF and Director of PFI and PVC since 2018. She is CEO and President of Forte Consulting, Inc., a management and financial consulting firm, and was previously employed as a Finance Professor at Georgetown University from 2009-2016, Senior Vice President - Finance at Lockheed Martin Corporation from 2006-2009, a Finance Professor at the University of Maryland from 1996-2006, and in various positions at J.P. Morgan from 1983-1996. Ms. VanDeWeghe served as a director of Brown Advisory from 2003-2018, B/E Aerospace from 2014-2017, WP Carey from 2014-2017, and Nalco (and its successor Ecolab) from 2009-2014. Through her education and employment experience, and her experience as a director, she is experienced with financial, investment and regulatory matters.
Interested Trustees
Michael J. Beer. Mr. Beer has served as a Trustee of the Trust since 2019, Trustee of PETF since 2013, and Director of PFI and PVC since 2012. Mr. Beer has served as Chief Executive Officer and President of the Trust, PFI and PVC since 2015. Mr. Beer previously served as Executive Vice President of PFI and PVC (2001-2015) and the Trust (2014-2015). Mr. Beer also served as Executive Vice President (2008-2015), Chief Operating Officer (2008-2015) and director of Principal Management Corporation ("PMC") (2006-2017), prior to PMC's merger with and into Principal Global Investors, LLC ("PGI"). Mr. Beer has also served as the President and a director of PSI and PSS. Mr. Beer serves as Executive Director - Funds and Director of PGI. Prior to working for PMC, Mr. Beer worked for Wells Fargo and Deloitte Touche. Through his education and employment experience, Mr. Beer is experienced with financial, accounting, regulatory and investment matters.
Timothy M. Dunbar. Mr. Dunbar has served as Chair and Trustee of the Trust, of PETF and Chair and Director of PFI and PVC since 2019. Mr. Dunbar serves as President of Global Asset Management for Principal ® , overseeing all of Principal’s asset management capabilities, including with respect to PGI, PLIC, and PFSI, among others. He also serves on numerous boards of directors of Principal ® subsidiaries, including PGI and Post. He has served in various other positions since joining Principal ® in 1986. Through his education and employment experience, Mr. Dunbar is experienced with financial, accounting, regulatory, and investment matters.
Patrick G. Halter. Mr. Halter has served as a Trustee of the Trust since 2019, and Trustee of PETF, Director of PFI and PVC since 2017. Mr. Halter also serves as Chief Executive Officer, President and director of PGI, and Chief Executive Officer and Chair of Principal Real Estate Investors ("Principal - REI"). He has served in various other positions since joining Principal ® in 1984. Through his education and employment experience, Mr. Halter is experienced with financial, accounting, regulatory and investment matters.
Risk Oversight
Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, Sub-Advisors, the Fund's Chief Compliance Officer, the independent registered public accounting firm for the Fund, and internal auditors for PGI or its affiliates, as appropriate, regarding risks faced by the Fund. The Board, with the assistance of Fund management and PGI, reviews investment policies and risks in connection with its review of the Fund's performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund's compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board's periodic review of the Fund's advisory, sub-advisory, and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a PGI valuation committee and has approved and periodically reviews evaluation policies applicable to valuing the Fund's Shares.
Board Committees
The Board has established the following committees to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee must report its activities to the Board on a regular basis. The Committee(s) on which each Trustee serves is set forth in the tables under Trustees .

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Committee	Function	Meetings Held During Last Fiscal Year(1)

15(c)
The Committee’s primary purpose is to assist the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee responsibilities include requesting and reviewing materials.
N/A

Audit
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Committee serves as an independent and objective party to monitor the Fund's accounting policies, financial reporting, and internal control system, as well as the work of the independent registered public accountants. The Committee assists Board oversight of 1) the integrity of the Fund's financial statements; 2) the Fund's compliance with certain legal and regulatory requirements; 3) the independent registered public accountants' qualifications and independence; and 4) the performance of the Fund's independent registered public accountants. The Committee also provides an open avenue of communication among the independent registered public accountants, PGI's internal auditors, Fund management, and the Board.
N/A

Executive
The Committee's primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund except the power to 1) issue stock, except as permitted by law; 2) recommend to the stockholders any action which requires stockholder approval; 3) amend the bylaws; or 4) approve any merger or share exchange which does not require stockholder approval.
N/A

Nominating and Governance
The Committee's primary purpose is to oversee the structure and efficiency of the Board and the Committees established by the Board. The Committee responsibilities include evaluating Board membership and functions, Committee membership and functions, insurance coverage, and legal matters.
N/A

Operations
The Committee's primary purpose is to oversee the provision of administrative and distribution services to the Fund, communications with the Fund's shareholders, and review and oversight of the Fund's operations.
N/A
(1) The Fund is new and, therefore, the Committees did not meet prior to the current fiscal year.
The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not "interested persons" of the Fund for election to the Board. Generally, the Committee requests Trustee nominee suggestions from the Committee members and management. In addition, the Committee will consider Trustee candidates recommended by Shareholders. Recommendations should be submitted in writing to Principal Diversified Select Real Asset Fund at 711 High Street, Des Moines, Iowa 50392. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a trustee; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent trustee. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience, and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.
Trustees
The following table presents certain information regarding the Trustees, including their principal occupations, which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Trustee in reporting companies under the Securities Exchange Act of 1934, as amended, or registered investment companies under the 1940 Act. Each Trustee generally serves an indefinite term until his or her successor is duly elected and qualified.
The following Trustees are considered to be Independent Trustees.

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Independent Trustees
Name, Address, and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Elizabeth Ballantine 711 High Street Des Moines, IA 50392 1948	Trustee (since 2019) Nominating & Governance Committee	Principal, EBA Associates (consulting and investments)	128	Durango Herald, Inc.; McClatchy Newspapers, Inc.

Leroy T. Barnes, Jr. 711 High Street Des Moines, IA 50392 1951	Trustee (since 2019) Audit Committee	Retired	128	McClatchy Newspapers, Inc.; Herbalife Ltd.; Frontier Communications, Inc.

Craig Damos 711 High Street Des Moines, IA 50392 1954	Trustee (since 2019) Member, Audit Committee Member, 15(c) Committee	President, C.P. Damos Consulting LLC	128	None

Mark A. Grimmett 711 High Street Des Moines, IA 50392 1960	Lead Independent Trustee (since 2019) Nominating & Governance Committee 15(c) Committee Executive Committee	Formerly, Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (cosmetics manufacturing)	128	None

Fritz S. Hirsch 711 High Street Des Moines, IA 50392 1951	Trustee (since 2019) Operations Committee 15(c) Committee	Formerly CEO, MAM USA (manufacturer of infant and juvenile products).	128	MAM USA

Tao Huang 711 High Street Des Moines, IA 50392 1962	Trustee (since 2019) Operations Committee 15(c) Committee	Retired	128	Armstrong World Industries, Inc. (manufacturing) and Equity Lifestyle Properties, Inc.

Karen (“Karrie”) McMillan 711 High Street Des Moines, IA 50392 1961	Trustee (since 2019) Operations Committee	Managing Director, Patomak Global Partners, LLC (financial services consulting). Formerly, General Counsel, Investment Company Institute	128	None

Elizabeth A. Nickels 711 High Street Des Moines, IA 50392 1962	Trustee (since 2019) Audit Committee	Formerly Executive Director, Herman Miller Foundation; Formerly President Herman Miller Healthcare	128	SpartanNash; formerly: Charlotte Russe, Follet Corporation, PetSmart, Spectrum Health Systems

Mary M. (“Meg”) VanDeWeghe 711 High Street Des Moines, IA 50392 1959	Trustee (since 2019) Operations Committee	CEO and President, Forte Consulting, Inc. (financial and management consulting)	128	Denbury Resources Inc. and Helmerich & Payne; Formerly: Brown Advisory; B/E Aerospace; WP Carey; Nalco (and its successor Ecolab)

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The following Trustees are considered to be Interested Trustees because they are affiliated persons of PGI, the Distributor, and/or the Fund's principal underwriter.

Interested Trustees
Name, Address, and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Michael J. Beer Des Moines, IA 50392 1961	Trustee (since 2019) Chief Executive Officer and President (since 2019) Executive Committee	Executive Director - Funds and Director, PGI (since 2017) Chief Executive Officer and Director, PFD (since 2015) Executive Director/Principal Funds & Trust, PLIC (since 2015) VP/Chief Operating Officer Principal Funds, PLIC (2014-2015) VP/Mutual Funds & Broker Dealer, PLIC (2001-2014) President, Chief Executive Officer, and Chair, PMC (2015-2017) EVP/Chief Operating Officer, PMC (2008-2015) Director, PMC (2006-2015) President and Director, PSI (2005-2015) Chairman and Executive Vice President, PSS (since 2015) President and Director, PSS (2007-2015)	128	None

Timothy M. Dunbar 711 High Street Des Moines, IA 50392 1957	Chair and Trustee (since 2019)	Director, PGI (since 2018) President - Principal Global Asset Management, PGI, PLIC, PFSI, and PFG (since 2018) Chair/Executive Vice President, RobustWealth, Inc. (since 2018) Director, Post (since 2018) Executive Vice President/Chief Investment Officer, PLIC, PFSI, and PFG (2014-2018)	128	None

Patrick G. Halter Des Moines, IA 50392 1959	Trustee (since 2019)	Chief Executive Officer and President, PGI (since 2018) Chief Operating Officer, PGI (2017-2018) Chair, PGI (since 2018) Director, PGI (2003-2018) Director, Finisterre (since 2018) Director, Origin (since 2018) Chair, Post (since 2017) Chief Executive Officer, Principal - REI (since 2005) Chair, Principal - REI (since 2004) Chair, Spectrum (since 2017) Director, CCIP (since 2017)	128	None
**   Abbreviations used:

•	CCIP, LLC (CCIP)

•	Finisterre Capital LLP (Finisterre)

•	Origin Asset Management LLP (Origin)

•	Post Advisory Group, LLC (Post)

•	Principal Financial Group, Inc. (PFG)

•	Principal Financial Services, Inc. (PFSI)

•	Principal Funds Distributor, Inc. (PFD)

•	Principal Global Investors, LLC (PGI)

•	Principal Life Insurance Company (PLIC)

•	Principal Management Corporation (PMC), now PGI

•	Principal Real Estate Investors, LLC (Principal - REI)

•	Principal Securities, Inc. (PSI)

•	Principal Shareholder Services, Inc. (PSS)

•	Spectrum Asset Management, Inc. (Spectrum)
Beneficial Interest by Trustees
Set forth in the tables below are the dollar ranges of equity securities held in the Fund and on an aggregate basis for the entire family of investment companies overseen by each Trustee as of May 31, 2019. Investment companies are considered to be in the same family if they share the same investment advisor or principal underwriter and hold

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themselves out to investors as related companies for purposes of investment and investor services. Beneficial ownership is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:
A     $0
B     $1 up to and including $10,000
C     $10,001 up to and including $50,000
D     $50,001 up to and including $100,000
E    $100,001 or more

Independent Trustees
Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Elizabeth Ballantine	A	E
Leroy Barnes	A	E
Craig Damos	A	E
Mark A. Grimmett	A	E
Fritz Hirsch	A	E
Tao Huang	A	E
Karen ("Karrie") McMillan	A	E
Elizabeth Nickels	A	E
Mary M. ("Meg") VanDeWeghe	A	E
(1) The Principal Diversified Select Real Asset Fund was not in operation as of May 31, 2019.

Interested Trustees
Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Michael J. Beer	A	E
Timothy M. Dunbar	A	E
Patrick G. Halter	A	E
(1) The Principal Diversified Select Real Asset Fund was not in operation as of May 31, 2019.
Compensation
The Trust does not pay any remuneration to its Trustees or officers who are employed by PGI or its affiliates. The
Trust's Board annually considers a proposal to reimburse PGI for certain expenses, including a portion of the Chief Compliance Officer's compensation. If the proposal is adopted, these amounts are allocated across all Funds in the Fund Complex based on relative net assets of each portfolio.
Each Trustee who is not an “interested person” received compensation for service as a member of the Boards of all investment companies in the Fund Complex based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Trustee compensation and related expenses are allocated to each Fund based on the net assets of each relative to combined net assets of all of the investment companies sponsored by the Fund Complex.
The following table provides information regarding the compensation received by the Independent Trustees from the Principal Diversified Select Real Asset Fund and from the Fund Complex during the period ended March 31, 2019. On that date, there were 3 Funds (with a total of 131 portfolios in the Fund Complex). The Funds do not provide retirement benefits or pensions to any of the Trustees.

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Independent Trustees
Name of Trustee	Aggregate Compensation from the Fund(1)	Total Compensation from the Fund and Fund Complex Paid to Board Members
Elizabeth Ballantine	$150	$276,500
Leroy Barnes	$160	$297,000
Craig Damos	$160	$310,500
Mark A. Grimmett	$170	$317,500
Fritz Hirsch	$160	$307,500
Tao Huang	$150	$291,000
Karen ("Karrie") McMillan	$150	$282,500
Elizabeth Nickels	$150	$282,500
Mary M. ("Meg") VanDeWeghe	$180	$334,250
(1) Estimated for the current fiscal year.

Officers
The following table presents certain information regarding the current officers of the Fund, including their principal occupations, which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board. Each of the officers of the Fund holds the same position with PFI, PVC, and PETF.

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Michael J. Beer 711 High Street Des Moines, IA 50392 1961	President and Chief Executive Officer (since 2019) Trustee (since 2018)
Executive Director - Funds and Director, PGI (since 2017)
Chief Executive Officer and Director, PFD (since 2015)
Executive Director/Principal Funds & Trust, PLIC (since 2015)
VP/Chief Operating Officer Principal Funds, PLIC (2014-2015)
VP/Mutual Funds & Broker Dealer, PLIC (2001-2014)
President, Chief Executive Officer, and Chair, PMC (2015-2017)
EVP/Chief Operating Officer, PMC (2008-2015)
Director, PMC (2006-2015)
President and Director, PSI (2005-2015)
Chairman and Executive Vice President, PSS (since 2015)
President and Director, PSS (2007-2015)

Randy L. Bergstrom 711 High Street Des Moines, IA 50392 1955	Assistant Tax Counsel (since 2019)	Counsel, PGI Counsel, PLIC

Jennifer A. Block 711 High Street Des Moines, IA 50392 1973	Deputy Chief Compliance Officer (since 2019)	Counsel, PGI (2017-2018) Counsel, PLIC (2009-2018) Counsel, PMC (2009-2013, 2014-2017)

Tracy W. Bollin 711 High Street Des Moines, IA 50392 1970	Chief Financial Officer (since 2019)
Managing Director, PGI (since 2016)
Chief Financial Officer, PFA (2010-2015)
Senior Vice President, PFD (since 2015)
Chief Financial Officer, PFD (2010-2016)
Chief Operating Officer and Senior Vice President, PMC (2015-2017)
Director, PMC (2014-2017)
Chief Financial Officer, PMC (2010-2015)
Chief Financial Officer, PSI (2010-2015)
President, PSS (since 2015)
Director, PSS (since 2014)
Chief Financial Officer, PSS (2010-2015)

Gina L. Graham 711 High Street Des Moines, IA 50392 1965	Treasurer (since 2019)
Vice President/Treasurer, PGI (since 2016)
Vice President/Treasurer, PFA (since 2016)
Vice President/Treasurer, PFD (since 2016)
Vice President/Treasurer, PLIC (since 2016)
Vice President/Treasurer, PMC (2016-2017)
Vice President/Treasurer, Principal - REI (since 2016)
Vice President/Treasurer, PSI (since 2016)
Vice President/Treasurer, PSS (since 2016)

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Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Laura B. Latham 711 High Street Des Moines, IA 50392 1986	Assistant Counsel and Assistant Secretary (since 2019)	Counsel, PGI (since 2018) Prior thereto, Attorney in Private Practice

Diane K. Nelson 711 High Street Des Moines, IA 50392 1965	AML Officer (since 2019)	Chief Compliance Officer/AML Officer, PSS (since 2015) Compliance Advisor, PMC (2013-2015)

Sara L. Reece 711 High Street Des Moines, IA 50392 1975	Vice President and Controller (since 2019)	Director - Accounting, PLIC (since 2015) Assistant Financial Controller, PLIC (prior to 2015)

Teri R. Root 711 High Street Des Moines, IA 50392 1979	Chief Compliance Officer (since 2019)	Chief Compliance Officer - Funds, PFI (since 2018) Deputy Chief Compliance Officer, PGI (2017-2018) Vice President and Chief Compliance Officer, PMC (2015-2017) Vice President, PSS (since 2015)

Britney L. Schnathorst 711 High Street Des Moines, IA 50392 1981	Assistant Secretary (since 2019) Assistant Counsel (since 2019)	Counsel, PLIC (since 2013) Prior thereto, Attorney in Private Practice

Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Assistant Counsel (since 2019)	Assistant General Counsel, PGI (since 2018) Counsel, PGI (2017-2018) Counsel, PLIC (since 2006) Counsel, PMC (2007-2013, 2014-2017)

John L. Sullivan 711 High Street Des Moines, IA 50392 1970	Assistant Counsel and Assistant Secretary (since 2019)	Counsel, PGI (since 2019) Prior thereto, Attorney in Private Practice

Dan L. Westholm 711 High Street Des Moines, IA 50392 1966	Assistant Treasurer (since 2019)
Assistant Vice President/Treasurer, PGI (since 2017)
Assistant Vice President/Treasury, PFA (since 2013)
Assistant Vice President/Treasury, PFD (since 2013)
Assistant Vice President/Treasury, PLIC (since 2014)
Director-Treasury, PLIC (2007-2014)
Assistant Vice President/Treasury, PMC (2013-2017)
Assistant Vice President/Treasury, PSI (since 2013)
Assistant Vice President/Treasury, PSS (since 2013)

Beth C. Wilson 711 High Street Des Moines, IA 50392 1956	Vice President and Secretary (since 2019)	Director and Secretary-Funds, PLIC

Clint L. Woods 711 High Street Des Moines, IA 50392 1961	Counsel, Vice President, and Assistant Secretary (since 2019)	Vice President (since 2015) Associate General Counsel, Governance Officer, and Assistant Corporate Secretary, PLIC (since 2013)

Jared A. Yepsen 711 High Street Des Moines, IA 50392 1981	Assistant Tax Counsel (since 2019)	Counsel, PGI (since 2017) Counsel, PLIC (since 2015) Senior Attorney, TLIC (2013-2015)
**   Abbreviations used:
• Principal Financial Advisors, Inc. (PFA)
• Principal Funds Distributor, Inc. (PFD)
• Principal Global Investors, LLC (PGI)
• Principal Life Insurance Company (PLIC)
• Principal Management Corporation (PMC), now PGI

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• Principal Real Estate Investors, LLC (Principal - REI)
• Principal Securities, Inc. (PSI)
• Principal Shareholder Services, Inc. (PSS)
• Transamerica Life Insurance Company (TLIC)
The Fund's officers do not receive compensation from the Fund, but are reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board.
Code of Ethics
The Fund, PGI, each of the Sub-Advisors, and Principal Funds Distributor, Inc. have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. Under the Codes, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person’s position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Fund are permitted, subject to compliance with applicable provisions of the Codes. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review. The Codes are available on the EDGAR Database on the SEC’s website at www.SEC.gov. You may also review and copy the Codes by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. In addition, copies of the Codes may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102.
Proxy Voting Policies
The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to PGI or the Sub-Advisors, as appropriate. PGI and each Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.
Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling 1-800-787-1621 or on the SEC's website at www.SEC.gov.
The Fund had not commenced operations prior to the date of this SAI. Accordingly, the Fund has not voted any proxies as of the date of this SAI.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A principal shareholder is any person that owns of record or beneficially 5% or more of any class of a company's outstanding voting securities. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by Shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other Shareholders. For instance, a control person may have effective voting control over the Fund, or large requests for repurchase by a control person or principal Shareholder could cause a repurchase offer to be oversubscribed, causing Shareholders to be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer.
As of the date of this SAI, Principal Financial Services, Inc. is the sole Shareholder of the Fund and, therefore, a control person. However, it is anticipated that Principal Financial Services, Inc. will no longer be a control person once the Fund commences investment operations and the Fund’s Shares are sold to the public.
INVESTMENT ADVISOR AND PORTFOLIO MANAGERS
Investment Advisors
PGI, an indirect subsidiary of Principal Financial Group, Inc. ("Principal®"), serves as the manager and advisor for the Fund. Through the Management Agreement with the Fund, PGI provides investment advisory services and certain accounting and administrative services for the Fund.
P GI (through PGI-Equities, an internal boutique of PGI) is the discretionary advisor (directly makes decisions to purchase or sell securities) for the passively managed portion of the Fund's Global Natural Resources Strategy.
PGI has executed agreements with various Sub-Advisors. Under those sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of PGI to provide investment advisory services to the portion of the assets of the Fund allocated to it by PGI. For these services, PGI pays each Sub-Advisor a fee.

•
DDJ Capital Management, LLC (“DDJ”) is a privately-owned Massachusetts limited liability company. David Breazzano, DDJ’s co-founder, president and chief investment officer, is the largest equity owner and holds 100% voting control of the firm.

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•	KLS Diversified Asset Management LP (“KLS”) , 452 Fifth Avenue, 22nd Floor, New York, NY 10018, has been an SEC-registered investment advisor since 2011. KLS is principally owned by KLS Partners LLC.

•
Principal Real Estate Investors, LLC (“Principal - REI”) , 711 High Street, Des Moines, IA 50392, was founded in 2000 and manages commercial real estate across the spectrum of public and private equity and debt investments, primarily for institutional investors. Principal-REI is an indirect subsidiary of Principal Financial Group.

•
RARE Infrastructure (North America) Pty Limited (“RARE”) , Level 13, 35 Clarence Street, Sydney, Australia 2000, is a registered investment adviser founded in 2009 and specializes solely in global infrastructure. RARE is an indirect majority-owned subsidiary of Legg Mason, Inc.

•
Tortoise Capital Advisors, LLC ("Tortoise") , 11550 Ash Street, Suite 300, Leawood, Kansas 66211, formed in October 2002, specializes in essential assets investing. Tortoise is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirectly wholly owned subsidiary of Tortoise Investments, LLC ("Tortoise Investments"). Tortoise Investments holds multiple wholly owned essential asset and income-oriented SEC registered investment advisers. An entity formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise Investments. Certain employees in the Tortoise Investments complex also own interests in Tortoise Investments.

Affiliated Persons of the Fund Who Are Affiliated Persons of PGI
For more information about affiliated persons of the Fund who are also affiliated persons of PGI or affiliated advisors, see the Interested Trustee and Officer tables "MANAGEMENT OF THE FUND."
Investment Advisory Agreement
The Investment Advisory Agreement between the Fund and PGI (the “Advisory Agreement”) provides that PGI will provide overall investment supervision of the assets of the Fund. PGI furnishes and pays for all office space and facilities, equipment and clerical personnel necessary for carrying out the adviser’s duties under the Advisory Agreement. PGI (or an affiliate) also pays all compensation of Trustees, officers and employees of the Fund who are affiliated persons of PGI.
The Advisory Agreement became effective June 25, 2019, and will continue in effect for an initial two-year term.  Thereafter, the Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by the Board of Trustees. The vote for approval must include the approval of a majority of the Independent Trustees. The advisory agreement terminates automatically upon assignment. The advisory agreement is terminable at any time without penalty by the Board of Trustees or by the vote of a majority of the outstanding shares of the Fund. PGI may terminate the agreement on 60 days written notice to the Fund.
For providing the investment advisory services, and specified other services, PGI, under the terms of the Investment Advisory Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly at an annual rate (shown below) of the average daily value of the Fund's net assets.

	Net Asset Value of the Fund
	First $1.5 Billion	Over $1.5 Billion
Management Fee	1.70%	1.65%
Fund Operating Expenses
All costs and expenses not expressly assumed by PGI under the Advisory Agreement are paid by the Fund, including, but not limited to: (a) interest and taxes; (b) brokerage commissions; (c) insurance premiums; (d) compensation and expenses of the Fund’s Trustees other than those affiliated with PGI; (e) legal and audit expenses; (f) fees and expenses of the Fund’s custodian and transfer agent; (g) expenses of computing the Fund’s NAV, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisal and valuation services provided by third parties; (h) expenses incident to the issuance of the Fund’s shares, including issuance of shares on the payment of, or reinvestment of, dividends; (i) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (j) expenses of preparing, printing and mailing reports and notices and proxy material to Shareholders; (k) all other expenses incidental to holding meetings of the Shareholders; (l) dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations; (m) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations that the Fund may have to indemnify its officers and Trustees with respect thereto; and (n) all expenses, if any, that the Fund agrees to bear in any distribution agreement or in any plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act.

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Contractual Limits on Total Annual Fund Operating Expenses
PGI has contractually agreed to limit the Fund's expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) on certain share classes of the Fund as shown below. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The expenses borne by PGI are subject to reimbursement by the Fund through the fiscal year end, provided no reimbursement will be made if it would result in the Fund exceeding the total operating expense limits.

	Class A	Institutional Class	Class Y	Expiration
Limit	2.07%	1.77%	1.57%	July 31, 2020
Contractual Management Fee Waivers
PGI has contractually agreed to limit the Funds' management fees. The expense limit will reduce the Fund's Management Fees by 0.13% (expressed as a percent of average net assets on an annualized basis) through July 31, 2020.
Management Fees Paid
Because the Fund had not commenced operations prior to the date of this SAI, no fees have been paid to PGI as of the date of this SAI.
Sub-Advisory Agreements
PGI (and not the Fund) pays the Sub-Advisors' fees determined pursuant to a sub-advisory agreement with each Sub-Advisor. For each Sub-Advisor except Principal-REI, "Assets under Management" refers to average daily assets managed by such Sub-Advisor; for Principal-REI "Assets under Management" refers to prior month end assets managed by Principal-REI.

	Assets Under Management
	First $100 million	Over $100 million
DDJ - Sub-Advisory Fee	0.55%	0.50%

	Assets Under Management
	First $100 million	Next $200 million	Over $300 million
KLS - Sub-Advisory Fee	1.00%	0.90%	0.75%

	Assets Under Management*
Principal -REI	First $200 million	Over $200 million
Sub-Advisory Fee (CMBS Portfolio)	0.30%	0.25%
*To calculate, the assets of DSRA managed by Principal-REI are aggregated with the assets of the Principal Funds, Inc. Global Diversified Income Fund managed by Principal-REI.

	Assets Under Management*
Principal - REI	First $1.5 billion	Over $1.5 billion
Sub-Advisory Fee (Global Real Estate Securities Portfolio)	0.47%	0.44%
*To calculate, the assets of DSRA managed by Principal-REI are aggregated with the assets of the Diversified Real Asset mutual fund and collective investment trust managed by Principal-REI.

	Assets Under Management*
	First $250 million	Next $250 million	Next $250 million	Over $750 million
RARE - Sub-Advisory Fee	0.380%	0.285%	0.250%	0.225%
*To calculate, the assets of DSRA managed by RARE are aggregated with the assets of the Diversified Real Asset mutual fund and collective investment trust managed by RARE.

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	Assets Under Management
	First Year	First $50 million	Next $50 million	Next $100 million	Next $150 million	Over $350 million
Tortoise Sub-Advisory Fee	0.70%	0.80%	0.75%	0.70%	0.65%	0.60%
Because the Fund had not commenced operations prior to the date of this SAI, no fees have been paid to Sub-Advisors as of the date of this SAI.
Underwriting and Distribution Services
Principal Funds Distributor, Inc. (the "Distributor") (620 Coolidge Drive, Suite 300, Folsom, CA 95630), an affiliate of PGI, is the principal underwriter and distributor of the Fund's Shares. Because the Fund had not commenced operations prior to the date of this SAI, no fees have been paid to the Distributor as of the date of this SAI.
For more information about affiliated persons of the Fund who are also affiliated persons of the Distributor, see the Interested Trustee and Officer tables "MANAGEMENT OF THE FUND."
Distribution Fees and/or Service (12b-1) Fees
The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class A Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s sub-transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund, the Manager or the Sub-Adviser may reasonably request.  Under the Distribution and Shareholder Services Plan, the Fund’s Class A Shares may incur expenses on an annual basis of up to .25% of its average monthly net assets.
The Distribution and Shareholder Services Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees.
Payments under the distribution and/or servicing plan may be made for activities such as advertising, printing, and mailing the Prospectus to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.
Because the Fund is newly organized, the Fund did not pay any distribution and/or service fees in a prior fiscal year.
The Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration,sub-transfer agency and other services, including, but not limited to, recordkeeping, shareholder or participant reporting or shareholder or participant recordkeeping (“recordkeeping and processing-related services”) associated with shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. These fees are paid directly or indirectly by the Fund in light of the fact that other costs may be avoided by the Fund where the intermediary, not the Fund’s service providers, provides shareholder services to Fund shareholders. The intermediary may impose other account or service charges directly on account holders or participants. In addition, depending on the arrangements, the Advisor and/or Distributor or their affiliates may, out of their own resources, compensate such financial intermediaries or their agents directly or indirectly for such recordkeeping and processing-related services. The services provided and related payments vary from firm to firm.
The Advisor and its affiliates may, out of their own resources, make additional payments to financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to any fees paid or reimbursed by the Fund. These payments may include: (i) additional compensation with respect to the sale and/or servicing of Shares, (ii) payments based upon various factors described below and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm’s internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events and shareholder record keeping or miscellaneous administrative services. From its own profits and resources, the Advisor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third-party marketers for marketing support services and/or retention of assets. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance

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at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The Advisor intends that the payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The participation of such firms in financial assistance programs is at the discretion of the firm and the Advisor. The payments described in (iii) above may be based on sales or the amount of assets a financial intermediary’s clients have invested in the Fund. The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Fund, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this SAI, which may be significant to the financial intermediaries, may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a particular Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their financial representative for details about the payment the financial intermediaries may receive.
Additional Payments to Intermediaries
As of June 18, 2019, the Distributor anticipates that the firms that will receive additional payments as described in the prospectus (other than sales charges, Rule 12b-1 fees and Expense Reimbursement) include, but are not necessarily limited to, the following:
Pershing, LLC
Principal Life Insurance Company
The preceding list is subject to change at any time without notice. Any additions, modifications, or deletions to the financial intermediaries identified in this list that have occurred since the date noted above are not reflected. To obtain a current list, call 1-800-222-5852.
Custodian
The custodian for the Fund is Bank of New York Mellon. The custodian is responsible for safeguarding the Fund’s assets. Because the Fund had not commenced operations prior to the date of this SAI, no fees have been paid to Bank of New York Mellon as of the date of this SAI.
Transfer Agent and Dividend Paying Agent
Principal Shareholder Services, Inc. ("PSS") (620 Coolidge Drive, Suite 300, Folsom, CA 95630), an affiliate of PGI, provides transfer agency and dividend payment services necessary to the Fund.Because the Fund had not commenced operations prior to the date of this SAI, no fees have been paid to PSS as of the date of this SAI.
Independent Registered Public Accounting Firm
Ernst & Young serves as the Fund’s independent registered public accounting firm, providing professional services including audits of the Fund’s annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and preparation, review, and signing of the annual income tax returns filed on behalf of the Fund.
PORTFOLIO MANAGERS
This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. The "Ownership of Securities" tables reflect the portfolio managers' beneficial ownership, which means a direct or indirect pecuniary interest.
Information in this section is as of May 31, 2019, unless otherwise noted.

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Other Accounts Managed
Principal Diversified Select Real Asset Fund	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that Base the Advisory Fee on Performance	Total Assets of the Accounts that Base the Advisory Fee on Performance
Jake S. Anonson
Registered investment companies	4	$26.8 billion	0	$0
Other pooled investment vehicles	1	$2.5 billion	0	$0
Other accounts	0	$0	0	$0

Jessica S. Bush
Registered investment companies	4	$26.8 billion	0	$0
Other pooled investment vehicles	1	$2.5 billion	0	$0
Other accounts	—	$0	0	$0

Marcus W. Dummer
Registered investment companies	4	$26.8 billion	0	$0
Other pooled investment vehicles	1	$2.5 billion	0	$0
Other accounts	—	$0	0	$0

Benjamin E. Rotenberg
Registered investment companies	4	$26.8 billion	0	$0
Other pooled investment vehicles	1	$2.5 billion	0	$0
Other accounts	—	$0	0	$0
Compensation
PGI offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention, and client satisfaction. Investment performance is measured on a pre-tax basis against relative client benchmarks and peer groups over one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. The structure is uniformly applied amongst all investment professionals.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into Principal restricted stock units and funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g. co-investment), alignment with Principal stakeholders, and talent retention.
In addition, investment professionals have investments in funds managed by the team through retirement plans offered by Principal (e.g. 401(k) plan) and direct personal investments.
Ownership of Securities
The Fund had not commenced operations prior to the date of this SAI. Accordingly, the portfolio managers do not beneficially own any Shares of the Fund as of the date of this SAI.
Conflicts of Interest
Portfolio managers at PGI and the Sub-Advisors typically manage multiple accounts. These accounts may include, among others, mutual funds, proprietary accounts, and separate accounts (assets managed on behalf of pension funds, foundations, and other investment accounts). The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees. In addition, the side-by-side management of these funds and accounts may raise potential conflicts of interest

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relating to cross trading, the allocation of investment opportunities, and the aggregation and allocation of trades. PGI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, PGI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
Sub-Advisor and Underlying Fund Manager Conflicts
Conflicts of interest may arise from the fact that the sub-advisors, managers of underlying funds, and their affiliates generally will be carrying on substantial investment activities for other accounts, in which the Fund will have no interest. Such advisors may have financial incentives to favor certain of such accounts over the Fund. Any of these accounts may compete with the Fund for specific trades or may hold positions opposite to positions maintained on behalf of the Fund. Such advisors, either acting as a sub-advisor or on behalf of an underlying fund, may give advice and recommend securities to, or buy or sell securities for, the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, such advisor's accounts even though their investment objectives may be the same as, or similar to, those of the Fund. For additional information, see “Risk Factors – Conflicts of Interest” in the Prospectus.
Each such advisor will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund and/or other accounts under management at a particular time. Because these considerations may differ, the investment activities of the Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Fund may differ from those of the other managed accounts. Accordingly, prospective investors in the Fund should note that the future performance of the Fund and its advisors' other accounts will vary.
Additionally, such advisors may have an incentive to favor certain of their accounts over the Fund as they may have proprietary investments in those accounts or receive greater compensation for managing them than they do for managing the Fund’s trading.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PGI, or by the Fund's Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of PGI and of each Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, PGI or the Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that PGI or a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when PGI or the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which PGI or the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent the Fund from compensating a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. Therefore, PGI or the Sub-Advisor may not compensate a broker/dealer for promoting or selling Fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Fund shares. PGI or a Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.
PGI or a Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, performance of client accounts, and access to research analysts, corporate management personnel, and industry experts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions or terms that are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the sub-advisor’s overall responsibilities to the accounts under its management. PGI or a Sub-Advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and PGI or a Sub-Advisor may use it in servicing some or all of the accounts it manages.

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Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or PGI, participates. These procedures prohibit the Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Trustees of the Fund will receive quarterly reports on these transactions.
The Board has approved procedures that permit the Fund to effect a purchase or sale transaction between the Fund and any other affiliated investment company or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.
The Board has also approved procedures that permit the Fund's Sub-Advisor(s) to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Fund's procedures.
Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.
Allocation of Trades
By the Manager ("PGI"). PGI has its own trading platform and personnel that perform trade-related functions. Where applicable, PGI trades on behalf of its own clients. Such transactions are executed in accordance with PGI's trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. PGI acts as discretionary investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. PGI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.
If, in carrying out the investment objectives of its respective clients, occasions arise in which PGI deems it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or "bunched" basis. PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.
By the Sub-Advisors. The portfolio managers of each Sub-Advisor manage a number of accounts other than the Fund's portfolios, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.

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Investments the Sub-Advisor deems appropriate for the Fund's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund's portfolio and other accounts. In such circumstances, the Sub-Advisor may determine that orders for the purchase or sale of the same security for the Fund's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor to be equitable and in the best interests of the Fund’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.
TAX INFORMATION
The following is only a general summary of some of the important federal tax considerations generally affecting the Fund and its Shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Fund’s activities, and this discussion is not intended to be a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Fund and their purchasing, holding, and disposing of Shares.
Qualification as a Regulated Investment Company
The Fund intends to qualify annually to be treated as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended, (the IRC) by satisfying certain requirements prescribed by Subchapter M of the IRC. To qualify as a RIC, the Fund must invest in assets which produce types of income specified in the IRC (Qualifying Income). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, the Fund's ability to invest in certain derivatives, swaps, commodity-linked derivatives, entities earning fee and rental income, and other commodity/natural resource-related securities may be restricted. Further, if the Fund invests in these types of securities and the income is not determined to be Qualifying Income, it may cause the Fund to fail to qualify as a RIC under the IRC for a given year. If the Fund fails to qualify as a regulated investment company for a particular year, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains or qualifying dividends) of the Fund in the manner they were received by the Fund.
Futures Contracts and Options
For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Fund must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. The Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the IRC may require the deferral of realized losses to the extent that the Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The IRC may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.
International Funds
Some foreign securities purchased by the Fund may be subject to foreign withholding taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. Shareholders of the Fund may be entitled to claim a credit or deduction with respect to foreign taxes. The Fund may from year to year make an election to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Fund that will reduce its investment company taxable income. The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Service. In order to avoid taxes and interest that must be paid by the Fund if these instruments appreciate in value, the Fund may make various elections permitted by the tax laws. In order to make certain of these elections the foreign corporation would need to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. Additionally, these elections could require that the Fund recognize additional taxable income, which in turn must be distributed. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
Under the Foreign Account Tax Compliance Act (FATCA), the Fund may be required to withhold a 30% tax on (a) dividends paid by the Fund, and (b) certain capital gain distributions and/or the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting

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and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The IRS recently issued proposed regulations indicating its intent to eliminate the 30% withholding tax on gross proceeds. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
R eport of Independent Registered Public Accounting Firm

To the Shareholder and the Board of Trustees of
Principal Diversified Select Real Asset Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Principal Diversified Select Real Asset Fund (the “Fund”) as of June 12, 2019, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund at June 12, 2019 in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement; whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more Principal investment companies since 1969.
Minneapolis, Minnesota
June 17, 2019

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Statement of Assets and Liabilities
Principal Diversified Select Real Asset Fund
June 12, 2019

Assets
Cash..................................................................................................................................................	$100,000
Total Assets	100,000

Liabilities	—

Total Liabilities	—

Net Assets Applicable to Outstanding Shares............................................................................	$100,000

Net Assets Consist of:
Capital shares and additional paid-in-capital....................................................................................	$100,000
Total Net Assets	$100,000
Net Asset Value Per Share:
Class A: Net Assets...........................................................................................................................	$25,000
Shares issued and outstanding...................................................................................................	1,000
Net Asset Value per share............................................................................................................	$25.00
Institutional: Net Assets..................................................................................................................	$25,000
Shares issued and outstanding...................................................................................................	1,000
Net Asset Value per share...........................................................................................................	$25.00
Class Y: Net Assets.........................................................................................................................	$50,000
Shares issued and outstanding...................................................................................................	2,000
Net Asset Value per share...........................................................................................................	$25.00

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1. Organization
The Principal Diversified Select Real Asset Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund continuously offers its shares of beneficial interest (the “Shares”) and is operated as an interval fund.

The Fund was organized as a Delaware statutory trust on July 11, 2018 pursuant to an Agreement and Declaration of Trust governed by the State of Delaware. The investment objective of the Fund is to seek long-term total return (after Fund fees and expenses) in excess of inflation. Principal Global Investors, LLC (“the Advisor”), an indirect subsidiary of Principal Financial Group, Inc. (“Principal”), serves as the manager and advisor for the Fund and provides certain administrative and accounting services for the Fund.

The Fund is structured as an interval fund, which means it conducts quarterly repurchase offers of no less than 5% and no more than 25% of the Fund’s outstanding shares at net asset value (“NAV”). Repurchase offers of more than 5% are made solely at the discretion of the Fund’s Board of Trustees (the “Board”), and investors should not rely on any expectation of repurchase offers being made in excess of 5%. Investors should consider the Fund’s shares illiquid.

The Fund has had no operations to date other than matters relating to the sale and issuance of 4,000 shares of the Fund to Principal Financial Services, Inc. for a purchase price of $25.00 per share of the individual classes of Shares on June 3, 2019.

The Fund currently offers three classes of Shares: Class A, Institutional, and Class Y. The Fund may offer additional classes of Shares in the future. The Fund’s Shares are not listed on any national securities exchange and are not publicly traded. There is currently no secondary market for the Shares, and the Fund expects that no secondary market will develop.

2. Significant Accounting Policies
The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") accounting standards codification ("ASC") 946, Financial Services - Investment Companies . The financial statement has been prepared in conformity with generally accepted accounting principles in the United States of America (U.S. GAAP), which require management to make certain estimates and assumptions at the date of the financial statement. Actual results may differ from those estimates.

Federal Income Taxes
The Fund intends to qualify and elect to be treated as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code. To qualify and maintain its tax status as a regulated investment company, the Fund must meet certain income and asset diversification requirements and must distribute annually at least 90 percent of its “investment company taxable income” (which includes dividends, interest and net short-term capital gains).

As a regulated investment company, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders. If the Fund fails to qualify as a regulated investment company for any year (subject to certain curative measures allowed by the Internal Revenue Code) the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

3. Investment Advisory Fee and Service and Distribution Fees
The Advisor, subject to the supervision of the Board, is responsible for the investment management of the Fund. The Advisor serves as investment advisor to the Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”). The Advisor is responsible for providing continuous supervision of the investment portfolio of the Fund as well as certain administrative functions to the Fund.

All organizational and offering expenses of the Fund will be borne by the Advisor and will not be subject to future recoupment. As a result, organizational and offering expenses are not reflected in the Statement of Assets and Liabilities.

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For the services provided to the Fund under the Investment Advisory Agreement, the Fund pays the Advisor fees based on a percentage of the Fund’s average daily net assets. From time to time, the Advisor may waive all or a portion of its fee. The management fee schedule for the Fund is as follows (expressed as a percentage of average daily net assets):

First $1.5 Billion	Over $1.5 Billion
1.70%	1.65%
The Advisor has agreed to waive the Fund’s management and advisory fees by 0.13%.

The Advisor has contractually agreed to limit the Fund's expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis. The operating expense limits are as follows:

Share Class	Operating Expense Limit
Class A	2.07%
Institutional	1.77%
Class Y	1.57%
The Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its Shares. Class A shares of the Fund bear distribution fees of 0.25%, payable to Principal Funds Distributor, Inc., (the Distributor) an affiliate of the Fund.

DDJ Capital Management, LLC, KLS Diversified Asset Management LP, Principal Real Estate Investors, LLC (an affiliate of the Advisor), RARE Infrastructure (North America) Pty, and Tortoise Capital Advisors, LLC (the “Sub-Advisors”) serve as the investment sub-advisors for the Fund pursuant to Investment Sub-Advisory Agreements between the Advisor and the Sub-Advisors. The Sub-Advisors are responsible for placing purchase and sale orders and shall make investment decisions for the Fund, subject to the supervision by the Advisor. For their services, the Sub-Advisors are compensated by the Advisor.

4. Share Transactions
Only eligible purchasers can buy shares of the Fund in that share class. The Advisor and the Distributor reserve the right to broaden, limit, and change the designation of eligible purchasers without notice. Shares of the Fund are only sold in U.S. jurisdictions. Subject to eligibility and minimum initial investment requirements, shares of the Fund may be purchased directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans.

Share Class	Minimum Initial Investment	Minimum Subsequent Investment
Class A	$25,000	No minimum
Institutional	$100,000	No minimum
Class Y	$100,000	No minimum
5. Service Providers
Bank of New York Mellon serves as the Fund’s Custodian and DST Asset Manager Solutions, Inc. serves as the Fund’s Transfer Agent pursuant to respective Custody and Transfer Agent Agreements with the Fund.

6. Subsequent Events
Management has evaluated all subsequent transactions and events through the date on which this statement was issued and has determined that no additional items require adjustment to or disclosure in this financial statement.

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APPENDIX A - DESCRIPTION OF DEBT RATINGS

Moody's Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Ratings assigned on Moody's global long-term obligation rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.1
1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investor’s expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, issuers, financial companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
SHORT-TERM NOTES: Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior ability to repay short-term debt obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong ability to repay short-term debt obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability to repay short-term promissory obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
US MUNICIPAL SHORT-TERM DEBT: The Municipal Investment Grade (MIG) scale is used to rate US municipal bonds of up to three years maturity. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designated SG.

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MIG 1 denotes superior credit quality, afforded excellent protection from highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 denotes strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3 notes are of acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.
SG denotes speculative-grade credit quality and may lack sufficient margins of protection.
Description of S&P Global Ratings' Credit Rating Definitions:
S&P Global's credit rating, both long-term and short-term, is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific obligation. This assessment takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.
The credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are statements of opinion as of the date they are expressed furnished by the issuer or obtained by S&P Global from other sources S&P Global considers reliable. S&P Global does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

LONG-TERM CREDIT RATINGS:

AAA:	Obligations rated ‘AAA’ have the highest rating assigned by S&P Global. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	Obligations rated ‘AA’ differ from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:
Obligations rated ‘A’ have a strong capacity to meet financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB:
Obligations rated ‘BBB’ exhibit adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitment on the obligation.

BB, B, CCC,	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded, on balance, as having significant

CC, and C:
speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB:
Obligations rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
Obligations rated ‘B’ are more vulnerable to nonpayment than ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair this capacity.

CCC:
Obligations rated ‘CCC’ are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. If adverse business, financial, or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

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CC:
Obligations rated ‘CC’ are currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of anticipated time to default.

C:	The rating ‘C’ is highly vulnerable to nonpayment, the obligation is expected to have lower relative seniority or lower ultimate recovery compared to higher rated obligations.

D:
Obligations rated ‘D’ are in default, or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P Global does not rate a particular type of obligation as a matter of policy.
SHORT-TERM CREDIT RATINGS: Ratings are graded into four categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest.

A-1:
This is the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
Issues carrying this designation are somewhat more susceptible to the adverse effects of the changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
Issues carrying this designation exhibit adequate capacity to meet their financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it financial commitment on the obligation.

B:
Issues rated ‘B’ are regarded as vulnerable and have significant speculative characteristics. The obligor has capacity to meet financial commitments; however, it faces major ongoing uncertainties which could lead to obligor’s inadequate capacity to meet its financial obligations.

C:
This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation.

D:
This rating indicates that the issue is either in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

MUNICIPAL SHORT-TERM NOTE RATINGS: S&P Global rates U.S. municipal notes with a maturity of less than three years as follows:

SP-1:	A strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service is given a "+" designation.

SP-2:	A satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3:	A speculative capacity to pay principal and interest.

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APPENDIX B - PROXY VOTING POLICIES

The proxy voting policies applicable to each Fund appear in the following order:

The Fund's proxy voting policy is first, followed by PGI’s proxy voting policy, and followed by the Sub-Advisors, alphabetically.

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Proxy Voting Policies and Procedures For
Principal Funds, Inc.
Principal Variable Contracts Funds, Inc.
Principal Exchange-Traded Funds
Principal Diversified Select Real Asset Fund (and other Principal interval funds)
(each a “Fund” and together “the Funds”)

(March 9, 2015)
Revised June 11, 2019

It is each Fund's policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the Fund's portfolio securities in accordance with the adviser's or sub-adviser's voting policies and procedures.

The adviser or sub-adviser must provide, on a quarterly basis:

1.
Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the adviser or sub-adviser, were voted in a manner consistent with the adviser's or sub-adviser's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an adviser or sub-adviser, the adviser or sub-adviser will identify any proxies the adviser or sub-adviser voted in a manner inconsistent with its policies and procedures. The adviser or sub-adviser shall list each vote, explain why the adviser or sub-adviser voted in a manner contrary to its policies and procedures, state whether the adviser or sub-adviser’s vote was consistent with the recommendation to the adviser or sub-adviser of a third-party and, if so, identify the third-party; and

2.	Written notification of any material changes to the adviser's or sub-adviser's proxy voting policies and procedures made during the preceding calendar quarter.

The adviser or sub-adviser must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each Fund portfolio or portion of Fund portfolio for which it serves as investment adviser, in a format acceptable to Fund management:

1.	Identification of the issuer of the security;

2.	Exchange ticker symbol of the security;

3.	CUSIP number of the security;

4.	The date of the shareholder meeting;

5.	A brief description of the subject of the vote;

6.	Whether the proposal was put forward by the issuer or a shareholder;

7.	Whether and how the vote was cast; and

8.	Whether the vote was cast for or against management of the issuer.

Principal Global Investors, LLC
Principal Real Estate Investors, LLC
Proxy Voting and Class Action Monitoring

Background
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.
Policy
The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to advisory clients. The Advisers’ guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance creates a framework within which a company can be managed in the interests of its shareholders.
In addition, as a fiduciary, the Advisers also monitor certain Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.
Proxy Voting Procedures
The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.
The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.
Institutional Shareholder Services
Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.
The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.(1) The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Team.
Voting Against ISS Recommendations
On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors.
If the Portfolio Manager’s judgment differs from that of ISS, a written record is created reflecting the process (See Appendix titled “Report for Proxy Vote(s) Against the ISS Recommendation(s)”), including:

1.	The requesting PM Team’s reasons for the decision;
2.The approval of the lead Portfolio Manager for the requesting PM Team;

3.	Notification to the Proxy Voting Team and other appropriate personnel (including other Advisers Portfolio Managers who may own the particular security);

4.	A determination that the decision is not influenced by any conflict of interest; and review and approval by the Compliance Department
(In certain cases, Portfolio Managers may not be allowed to vote against ISS recommendations due to a perceived conflict of interest. For example, Portfolio Managers will vote with ISS recommendations in circumstances where PGI is an adviser to the PGI CITs invest in Principal mutual funds.)
Conflicts of Interest
The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.
Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers maintain records of the resolution of any proxy voting conflict of interest.
Proxy Voting Instructions and New Accounts
Institutional Accounts
As part of the new account opening process for discretionary institutional Clients that require the Adviser to vote proxies, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and provide it to ISS, with a copy to the Advisers’ Investment Accounting Department. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.
The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.
SMA - Wrap Accounts
The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes providing instructions to the relevant wrap sponsor for setting up accounts with ISS.

Fixed Income and Private Investments
Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.
Client Direction
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Clients may provide specific vote instructions for their own ballots. Upon request, the Advisers may be able to accommodate individual Clients that have developed their own guidelines. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Team.
Securities Lending
At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.
Abstaining from Voting Certain Proxies
The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;(2)

•	Casting a vote on a foreign security may require that the adviser engage a translator;

•	Restrictions on foreigners’ ability to exercise votes;

•	Requirements to vote proxies in person;

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;

•	Untimely notice of shareholder meeting;

•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.
Proxy Solicitation
Employees should inform the Advisers’ Proxy Voting Team of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers do not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Team may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.
Handling of Information Requests Regarding Proxies
Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Team may consult with the appropriate Portfolio Manager(s) and/or the CCO with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).
External Managers
Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers are responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.
Proxy Voting Errors
In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Team, with the assistance of the CCO or (or designee), will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.
Recordkeeping
The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Proxy Voting Team, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.
Client request to review proxy votes:

•
Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Team. All written requests must be retained in the Client’s permanent file.

•
The Proxy Voting Team records the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•
The Proxy Voting Team furnishes the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.
Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers forward the proxy to ISS for voting, unless the client has instructed otherwise.
Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.
Proxy voting records:

•	The Advisers’ proxy voting record is maintained by ISS. The Proxy Voting Team, with the assistance of the Investment Accounting and SMA Operations Departments, periodically ensures that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers maintain documentation to support the decision to vote against the ISS recommendation.

•
The Advisers maintain documentation or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for any voting decision.

Procedures for Class Actions
In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically do not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract, as it is the Advisers’ general policy not to act as lead plaintiff in class actions.
The process of filing class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.
The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers manage the conflict by seeking instruction from the Law Department and/or outside counsel.
Disclosure
The Advisers ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.
Responsibility
Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.
In general, the Advisers’ CCO (or designee) oversees the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures. In addition, the Compliance Department periodically reviews the voting of proxies to ensure that all such votes - particularly those diverging from the judgment of ISS - were voted in a manner consistent with the Advisers’ fiduciary duties.

Revised 9/2013 ♦ Supersedes 12/2012

Footnotes

1 *The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.
2 *In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

DD J CAPITAL MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES Updated March 13, 2012
I.Overview

In accordance with the fiduciary duties owed to our clients and Rule 206(4)-6 promulgated by the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940 (the "Advisers Act"), DDJ Capital Management, LLC ("DDI"), a registered investment adviser, has adopted and implemented these Proxy Voting Policies and Procedures (the "Policies") that we believe are reasonably designed to ensure that proxies are voted in the best interests of our clients. Because our authority to vote proxies on behalf of our clients is established by our advisory contracts with such clients, the Policies have been tailored to reflect these specific contractual obligations.1 The Policies also reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).
II.Statement of Proxy Voting Policy
It is the policy of DDJ to vote all proxies in the best interests and for the benefit of its clients. We believe that this means voting in accordance with our judgment as to what voting decision is most likely to maximize total return to the client as an investor in the company whose securities are being voted, including, where applicable, returns to the client on positions held in non-voting securities of that issuer or securities of other issuers that may be materially affected by the outcome of the vote.
DDJ primarily manages investments in high-yield and distressed debt, rather than equity, securities. As a result, DDJ does not receive proxies in connection with most of our clients' investment positions. However, certain of our client accounts do hold equity securities. Many of the proxies received by DDJ with respect to securities held in client accounts relate to special situations, such as the restructuring of an issuer that is emerging or recently emerged from bankruptcy, that is in financial distress or that has significant debt obligations but improving fundamentals. DDJ believes that it is not appropriate, in most cases, to vote proxies with respect to the securities of such issuers in accordance with fixed, pre-determined guidelines. Accordingly, DDJ generally reviews and makes a voting decision on each matter presented in such proxy on an individual, case-by-case basis. DDJ generally gives similar, case-by-case treatment to proxies with respect to securities of other issuers, with the exception of routine matters noted below. Normally, voting decisions are made by the portfolio manager or research analyst responsible at the time of the vote for monitoring the corporate events of the particular
1 Certain clients may withhold proxy voting authority from DDJ. In such instances, DDJ will not vote any proxies received with respect to the underlying client account, though DDJ may provide consultation to such client in advance of any applicable voting deadline.

issuer of the securities to be voted. DDJ believes such individualized consideration of proxy voting decisions best serves our clients' interests. For certain more routine matters that are commonly presenting to shareholders for vote and that do not involve issuers in special situations or other circumstances requiring individual analysis, DDJ has established general voting guidelines that are set forth in Section VJJ of these Policies. However, with respect to any particular proxy, DDJ is not obligated to follow these general voting guidelines.
In certain circumstances, DDJ may elect to not vote proxies with respect to securities held in client accounts, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy or related materials are not received in sufficient time to allow DDJ to analyze the material or cast an informed vote by the voting deadline; or (c) DDJ concludes that the costs of voting a proxy outweigh any potential benefits to its clients.
III. Proxy Voting Procedures
DDJ has designated an internal proxy administrator (the "Administrator"). The Administrator is responsible for coordinating the review and voting of client proxies. With respect to pending proxy matters, the Administrator reviews on a regular basis the information provided to us electronically by the custodians for our clients (generally, in whose name (or nominee name) the security has been registered).2 Upon concluding that a proxy has been distributed to shareholders by an issuer in which a client has a long position, the Administrator monitors incoming regular mail for paper copies of such proxies. The Administrator follows up directly with the custodian, issuer and/or Automatic Data Processing, Inc. ("ADP") in the event that the issuer (or other shareholder service) has not timely delivered such paper proxy to DDJ.
Following receipt of a proxy, the Administrator reviews the proxy and the matters to be voted therein. The Administrator also cross-checks the shareholdings information contained in the proxy with the applicable client holdings report to confirm that the ownership information on file with ADP, the custodian and/or the issuer matches our internal records; to the extent that it does not, the Administrator will attempt to reconcile the discrepancy directly with the applicable custodian. Furthermore, any material conflicts of interest identified by the Administrator are resolved as described in Section IV below. The Administrator then distributes the proxy to the applicable portfolio manager or research analyst so that s/he can review the proxy in accordance with the procedures outlined in Section II above. If the portfolio manager or research analyst is aware of any matter that may constitute a material conflict of interest, s/he will contact the Administrator such that the conflict may be addressed in accordance with the procedures described in Section IV below. Otherwise, the portfolio manager or research analyst will return the completed proxy to the Administrator. The Administrator then provides the Chief Compliance Officer (or a designee) with a copy of the completed proxy for review. If the Chief Compliance Officer is aware of any material conflict of interest, s/he will contact the Administrator such that the conflict may be addressed in accordance with the procedures described in Section IV below. Otherwise, the Administrator votes the proxy in accordance with the instructions provided by the portfolio manager or research analyst typically either

2 DDJ may also review ProxyEdge, an electronic proxy notification and voting service to which DDJ subscribes, for information regarding proxy voting.

electronically (typically via www.proxyvote.com) or via paper ballot, as applicable.3 After the Administrator has voted the proxy, the Administrator keeps a copy of the proxy, together with a completed internal checklist of proxy procedures maintained by DDJ (the form of which is attached hereto as Exhibit A), for record keeping purposes.
In the event that the Administrator is out of the office, the DDJ Head Trader assumes responsibility for the timely internal distribution and voting of proxies.
IV. Conflicts of Interest
From time to time, DDJ (and/or its affiliates) may have a material conflict of interest with respect to a matter to be voted. For example, it is possible that DDJ (or one of its affiliates) may have a very significant business relationship with either the company whose stock is being voted, the person soliciting the proxy or a third party that has a material interest in the outcome of the proxy vote. If the Administrator identifies or is notified of a potential material conflict of interest, the Administrator will convene a meeting of DDJ's internal proxy committee, which has been created to address situations when such conflicts arise. The internal proxy committee, which consists of one or more members of the DDJ legal department and such other DDJ personnel as may be designated to serve on the committee from time to time, will then meet to determine whether voting on such proxy matter presents a material conflict of interest. In the event that the internal committee concludes that there is a material conflict of interest, DDJ generally will request a waiver of the conflict or voting instructions from the client, a representative of the client or an appropriate independent third party. Specifically:

•
for investment fund clients of DDJ that have established an independent board of advisors, DDJ will disclose the conflict to such board of advisers of the applicable investment fund, and either vote the proxy as instructed by the applicable board or obtain a waiver for DDJ to vote the proxy;

•
for investment fund clients of DDJ that have not established a board of advisors, DDJ will disclose the conflict (a) to such fund's independent accountants or another unaffiliated third party advisor selected by DDJ, and vote the proxy in accordance with the instructions of such proxy advisor, or (b) to the underlying investors (e.g., limited partners) of such investment fund and seek either voting instructions or a waiver of the conflict directly from a majority in interest with respect to such investors;

•
for any commingled vehicle established as a trust, DDJ will disclose the conflict to the trustee of such entity (provided that the trustee is unaffiliated with DDJ), and seek either voting instructions or a waiver of the conflict from such trustee;

•
for ERISA accounts, DDJ will disclose the conflict to the plan sponsor, trustee or other named fiduciary for the plan and seek either voting instructions or a waiver of the conflict from such fiduciary; and

•	for other non-ERISA separate accounts, DDJ will disclose the conflict to the underlying client and seek either voting instructions or a waiver of the conflict directly from such client.

3 In certain cases, depending on the voting authority provided to DDJ by the underlying client, DDJ may instruct the client's custodian to vote the proxy in accordance with DDJ's direction.

In the event that the client, client representative or other third party, as the case may be, does not desire to direct the vote of the proxy matter in question, DDJ may, as circumstances warrant, take other steps, such as consulting with its outside legal counsel or an independent third party service, which steps are designed to result in a decision that is demonstrably based on the clients' best interests and not the product of the conflict. If a material conflict cannot be resolved as described above, DDJ will not vote the proxy.
V.Maintenance of Proxy Voting Records
As required by Rule 204-2 under the Advisers Act, DDJ maintains records of proxies that it has voted on behalf of its clients. These records include:

(i)	a copy of DDJ's internal policies and procedures with respect to proxy voting, as updated from time to time;

(ii)	copies of proxy statements received regarding securities held in client accounts, unless the materials are available electronically through the SEC's EDGAR system;
(iii)a record of each vote cast on behalf of our clients;

(iv)	a copy of any internal documents created by DDJ that were material to making the decision how to vote proxies on behalf of its clients; and

(v)	each written client request for proxy voting records and DDJ's written response to any (written or oral) client request for such records.
With respect to accounts managed on behalf of any plan subject to ERISA, DDJ also maintains accurate proxy voting records to enable the named fiduciary of such accounts to determine whether DDJ is fulfilling its ERISA obligations with respect to a particular account. DDJ will maintain these proxy voting books and records for a period of six years. These records will be maintained for at least the first two years in DDJ's office.
VI.Disclosure
DDJ will provide each client a summary of these Policies. Alternatively, or upon the request of any client, DDJ will provide such client copies of its full Policies as well as information with respect to how DDJ voted proxies on behalf of such client.

VII. Proxy Voting Guidelines
The following guidelines are not exhaustive and do not include all potential voting issues. Because proxy voting issues and the circumstances of individual portfolio companies are so varied, there may be instances when DDJ will not vote in strict adherence to these guidelines. In addition, votes on matters not covered by these guidelines will be determined in accordance with the policies and procedures principles set forth above. For example, proxy votes that present company-specific issues of a non-routine nature may be more appropriately handled on a case-by-case basis, as described above. At any time, DDJ may seek voting instructions from some or all of the clients holding the securities to be voted, and, as a result, client instructions may cause DDJ to vote differently for different clients on the same matter.
I. The Board of Directors
A.Director Nominees in Uncontested Elections
Vote for director nominees, examining the following factors:

•	long-term corporate performance record of the company's stock relative to a market index; and
•composition of board and key board committees.
In certain cases, and when information is readily available, we may also review:
•corporate governance provisions and takeover activity;
•board decisions regarding executive pay;
•board decisions regarding majority-supported shareholder proposals in back-to-back years;
•director compensation; and
•number of other board seats held by nominee.
B.Majority of Independent Directors
Vote for proposals that the board be comprised of a majority of independent directors.
Vote for proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.
C.Director and Officer Indemnification and Liability Protection
Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.
Vote against indemnification proposals that would expand coverage beyond just legal expenses to include coverage for acts or omissions, such as gross negligence or worse, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director or officer was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.
II.Proxy Contests
A. Director Nominees in Contested Elections
Vote on a case-by-case basis when the election of directors is contested, examining some or all of the following factors:
•long-term financial performance of the company relative to its industry;
•management's track record;
•background to the proxy contest;
•qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions of director nominees.

III.	Auditors Ratifying Auditors
Vote for proposals to ratify auditors, unless it appears that: an auditor has a financial interest in or association with the company that impairs the auditor's independence; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
IV.Proxy Contest Defenses
A. Shareholder Ability to Call Special Meetings
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

B.Shareholder Ability to Act by Written Consent
Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote for proposals to allow or make easier shareholder action by written consent.
C.Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
V.Capital Structure
Common Stock Authorization
Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.
B.Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.
C.Reverse Stock Splits
Vote against management proposals to implement a reverse stock split.
D.Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
VI.Executive and Director Compensation
In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.
In evaluating a pay plan, we may consider its dilutive effect both on shareholder wealth and on voting power. We may consider equity-based compensation along with cash components of pay. Administrative features may also be factored into our vote. For example, our policy is that the plan should generally be overseen by a committee of independent directors; insiders should not generally serve on compensation committees.
Other factors, such as repricing underwater stock options without shareholder approval, may cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.
A.Proposals to Limit Executive and Director Pay
Vote on a case-by-case basis all proposals that seek additional disclosure of executive and director pay information.
Vote on a case-by-case basis all other proposals that seek to limit executive and director pay.
Vote for proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.
B.Employee Stock Ownership Plans (ESOPs)
Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).
C.401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees. VII. Mergers and Corporate Restructurings
Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account some or all of the following factors:
•anticipated financial and operating benefits;
•offer price (cost vs. premium);
•prospects of the combined companies;
•how the deal was negotiated; and
•changes in corporate governance and their impact on shareholder rights.

Exhibit A
Proxy Checklist
Name of Issuer:
Date proxy required to be voted:    Record Datej
Cross-check proxy ownership disclosure with internal DDJ holdings report
Deliver checklist and proxy to Responsible Analyst:
Receive completed proxy from Responsible Analyst
Deliver completed proxy to Legal Department
     Receive completed proxy from Legal Department
Confirm with CFO, DDJ Head Trader, Responsible Analyst and Legal Department that no material conflicts were identified.
If any of the addressees or copied persons believes that there may be a potential material conflict of interest with respect to a proxy matter to be voted, please notify me so that I may convene a meeting of the DDJ Internal Proxy Committee in accordance with the Policies.
Either:
Vote proxy via         on         in accordance
with instructions provided by the Responsible Analyst.
or
Convene DDJ Internal Proxy Committee and vote proxy accordingly
File proxy in accordance with internal record-keeping procedures
Comments:
Initialed:
Chris Kaminski Administrator

KLS Diversified Asset Management LP

A.	PROXY VOTING

KLS’s advisory agreements (including the operative documents of the Funds) generally give KLS authority to vote proxies received by Clients. Certain managed account Clients, however, may elect to be responsible for voting the proxies related to their account. The proxy voting policies and procedures contained in this Manual will apply solely to Clients for which KLS has the authority and responsibility to vote proxies.
It should be noted that based upon KLS’s investment strategy (and lack of involvement in publicly-traded equities) it is not expected that much proxy voting, if any, will be required under this section. Notwithstanding that fact, KLS will follow these procedures when proxy voting is required.

(1)	General Proxy Voting Policies

(a)
KLS understands and appreciates the importance of proxy voting. KLS will vote any such proxies (which will be very limited) in the best interests of the Clients and Investors (as applicable) and in accordance with the procedures outlined below (as applicable). It should be noted that these procedures will be applied solely when KLS is requested to exercise its voting authority with respect to Client securities. There are situations in which KLS may be requested to provide consent with respect to a particular security where KLS may not apply the technical requirements of the procedures because KLS is not being asked to exercise voting authority with respect to Client securities (although KLS will act in the best interests of the Clients and Investors (as applicable) in responding to any such request). For example, in conjunction with a credit facility, a borrower may ask KLS, as a lender, to approve amendments to the loan facility. In this case, KLS is not being asked to exercise voting authority with respect to Client securities and therefore it will not apply the technical requirements of the proxy voting procedures described below (although KLS will seek to act in the best interests of the Clients and the Investors (as applicable)).

(b)
On behalf of the Clients and Investors (as applicable), KLS will generally manage the receipt of incoming proxies and place votes based on specified policies and guidelines established by KLS. In the event that KLS exercises discretion to vote a proxy. KLS will vote any such proxies in the best interests of Clients and Investors (as applicable) and in accordance with the procedures outlined below (as applicable).

(2)	Proxy Voting Procedures

(a)	All proxies sent to Clients that are actually received by KLS (to vote on behalf of Clients) will be provided to the Chief Compliance Officer.

(b)	The Chief Compliance Officer will generally adhere to the following procedures, subject to limited exception:

(i)	A written record of each proxy received by KLS will be kept in KLS’s files;

(ii)	The Chief Compliance Officer will determine which of the Clients hold the security to which the proxy relates;

(iii)	The Chief Compliance Officer will send an email to the Managing Partners and provide them with the following:

(1)	a copy of the proxy;

(2)	a list of the Clients to which the proxy is relevant;

(3)	the amount of votes controlled by each Client; and

(4)	the deadline that such proxies need to be completed and returned.

(iv)
Prior to voting any proxies with respect to the Clients, the Managing Partners will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines outlined in Section 3 below. If a conflict is identified, the Managing Partners will then make a determination (which may be in consultation with outside compliance consultants and/or legal counsel) as to whether the conflict is material or not.

(v)
If no material conflict is identified pursuant to these procedures, the Managing Partners will make a decision on how to vote the proxy in question in accordance with the guidelines set forth in Section 4 below. The Chief Compliance Officer or such other designate will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

(3)	Handling of Proxy-Related Conflicts of Interest for the Funds

(a)
As stated above, in evaluating how to vote a proxy on behalf of the Funds, the Managing Partners will first determine whether there is a conflict of interest related to the proxy in question between KLS and the Funds. This examination will include (but will not be limited to) an evaluation of whether KLS (or any affiliate of KLS) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by a Client.

(b)
If a conflict is identified and deemed “material” by the Managing Partners, the Chief Compliance Officer or such other designate (in consultations with outside compliance consultants and/or legal counsel) will determine whether voting in accordance with the proxy voting guidelines outlined in Section 4 below is in the best interests of the affected Clients (which may include utilizing an independent third party to vote such proxies).

(c)
With respect to material conflicts, KLS will determine whether it is appropriate to disclose the conflict to affected Funds and give such Funds (and Investors, if applicable) the opportunity to vote the proxies in question themselves except that if the Fund is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and an ERISA Investor has, in writing, reserved the right to vote proxies when KLS has determined that a material conflict exists that does affect its best judgment as a fiduciary to the Fund, KLS will:

(i)	Give the ERISA Investor the opportunity to vote the proxies in question themselves; or

(ii)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the written agreements with such ERISA Investors (if any).

(4)	Voting Guidelines

In the absence of specific voting guidelines mandated by a particular Client, KLS will endeavor to vote proxies, or in certain circumstances abstain from voting, in the best interests of each Client.
Generally, KLS will vote in favor of routine “corporate housekeeping” proposals, including election of directors (where no corporate governance issues are implicated) selection of auditors, and increases in or reclassification of common stock. For other proposals, KLS shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

•	whether the proposal was recommended by the issuer’s management;

•	KLS’ opinion of the issuer’s management;

•	whether the proposal acts to entrench the issuer’s existing management and directors; and

•	whether the proposal fairly compensates management for past and future performance.

Note that KLS may abstain from voting in instances where KLS determines that abstaining is in the Client’s best interest due to a conflict (e.g., if an officer or director of KLS sits on the board of issuer).

B.	PRINCIPAL TRANSACTIONS AND TRANSACTIONS BETWEEN CLIENTS

(1)	Principal Transactions

KLS will not, directly or indirectly, while acting as principal for its own account, knowingly sell any security to, or purchase any security from, a Client (each such sale or purchase, a “principal transaction”) without disclosing to the Client or Investors (if applicable) in writing, prior to the completion of the transaction, the capacity in which KLS is acting and (ii) obtaining the specific consent to the transaction from the Client and Investors (as applicable). It is noted that blanket consents (prior consent obtained to cover a category of transactions) are not sufficient for this purpose.

(2)	Transactions Between Clients

Although not presently contemplated by KLS, there may be situations where it is advantageous to Client Accounts to effect a securities transaction between two Clients for rebalancing or other purposes (each such transaction, a “cross trade”). In accordance with Rule 17a-7 of the Investment Company Act, in the event that a cross trade would be in the best interests of both Clients and permitted under the governing documents of each Client, KLS may effect the cross trade subject to the following guidelines (although KLS will not be required to meet the requirements of each guideline, KLS will ensure that at all times its procedure with respect to cross trades is in compliance with Rule 17a-7 of the Investment Company Act:

(a)
The cross trade will be effected by one of KLS’s prime brokers for cash consideration, at the current market price of the particular securities, within the context of the market at a time that is fair to both Clients involved in the transaction;

(b)	The prime broker’s commission will be borne equally by both Clients;

(c)	No brokerage commissions or transfer fees will be paid to KLS in connection with any cross trade;

(d)
All cross trades will be approved by the Chief Compliance Officer and/or Managing Partners and/or Chief Operating Officer before the orders are executed and the Chief Compliance Officer will document the reason for the trade; and

(e)
KLS will not effect a cross trade between Clients if such cross trade would constitute a principal transaction, unless the prior notice and consent requirements described in Section D.(1) above are satisfied.

It is noted that KLS, its personnel (or other control persons) may invest in the Funds. If KLS, acting as investment manager to the Funds, authorizes a transaction between two Clients, for purposes of rebalancing investments or any other purpose, KLS could be deemed to be acting as principal for its own account due to KLS’s or its personnel or other control persons’ ownership interest in the Fund(s), thereby subjecting the proposed transaction to the transaction by transaction notice and consent requirements described in Section D.(1) above. Whether or not the notice and consent requirements apply to such transaction depends upon the facts and circumstances; however, KLS will generally not be subject to the notice and consent requirements when KLS, its personnel or other controlling persons own 25% or less of the equity in a Fund.
The Chief Compliance Officer will use his or her best efforts to monitor all proposed transactions between any Client and a Fund in which KLS, its personnel or other controlling persons have ownership interests to determine if the transaction notice and consent requirements described above apply. Notice may be given to and consent may be obtained from an independent representative to the Fund, in which case notice of the transaction may be given to Investors after the fact.

RARE Corporate Governance
and Proxy Voting Policy
December 2017

RARE Infrastructure Limited (RIL)
RARE Infrastructure International Pty Limited (RIIPL)
RARE Infrastructure (North America) Pty Limited (RINA)
RARE Infrastructure USA Inc. (RUSA)
RARE Infrastructure (Europe) Pty Ltd (REUR)
RARE Holdings Pty Limited (RHIP)
RARE Infrastructure Finance Pty Limited (RIF)
Legg Mason Australia Holdings Pty Limited (LMAH)
(Collectively known as the “RARE Group” for the purposes of this document)

Document owner: Chief Compliance Officer

All copyright and other intellectual property in this document is owned by RARE Infrastructure Limited and its Group entities. This document may not be externally distributed without the approval of the RARE Legal or Risk & Compliance teams.

RARE - 1

RARE Corporate Governance and Proxy Voting Policy
Purpose
To provide guidelines for the RARE Group to pursue an active role in monitoring corporate governance practices adopted by the companies that the RARE Group’s clients are invested in.
As part of investment management process, RARE will take an active role in monitoring corporate governance practices of the companies that RARE clients and fund are invested in.
Application
This policy applies to funds and accounts managed by RARE Infrastructure Limited (RIL), RARE Infrastructure International Pty Limited (RIIPL), RARE Infrastructure (North America) Pty Limited (RINA), RARE Infrastructure USA, INC (RUSA) and RARE Infrastructure (Europe) Pty Ltd (REUR) (collectively known as the "RARE Group" for the purposes of this policy).
The policy should be read in conjunction with the RARE suite of policies, including the RARE Code of Conduct and the RARE Environmental, Social and Governance Policy.
Corporate Governance
The RARE Group believes that corporate governance is an important aspect of share ownership and that as a professional investment manager, the RARE Group has a responsibility to act in this regard with the best interests of its clients in mind.
The RARE Group is an active participant in corporate governance matters that arise as a result of investments in securities. The RARE Group also pursues corporate governance matters with companies outside of formal company meetings, by writing letters to the board of directors and senior management and meeting with company representatives on a regular basis.
The RARE Group may seek to influence company policy by forwarding its views to senior management and board members in writing or by arranging to speak to those persons directly.
Proxy Voting
For all securities in the RARE Group's portfolios for which the RARE Group is authorised to vote, upon receipt of notice of a meeting where the RARE Group may vote, the investment team will review the resolutions to be put to the meeting and determine the RARE Group's position. The RARE Group view will be reflected in any proxy record lodged on behalf of a RARE Group client, where voting discretion is left to the RARE Group.
Copies of all proxy records will be retained in a voting system register that is maintained by the RARE Group.
Reporting to Clients
The RARE Group will provide its clients annual reports on the RARE Group's voting activities on request. The annual report may include:

•	Material corporate governance issues the RARE Group decided to correspond with a company on before an AGM with a view to amending or withdrawing a proposed resolution.

•	Comments on resolutions where the RARE Group abstained or voted against the board's recommendations.

Voting information can be obtained more frequently on request.

RARE - 2

Monitoring and Reporting
RARE Risk and Compliance will monitor compliance with this policy on an ad hoc basis.
Record Keeping
Records of all voting will be maintained by RARE.
Exceptions to the Policy
All exceptions to this policy will be reported to the Board and Senior Management as required under the Breaches and Incidents policy.

RARE - 3

TORTOISE CAPITAL ADVISORS, L.L.C.
PROXY VOTING POLICIES AND PROCEDURES

1.	Introduction

Unless a client is a registered investment company under the Investment Company Act of 1940 or a client requests Tortoise Capital Advisors, L.L.C. (the “Adviser”) to do so in writing, the Adviser does not vote proxy materials for its clients. In the event the Adviser receives any proxies intended for clients who have not delegated proxy voting responsibilities to the Adviser, the Adviser will promptly forward such proxies to the client for the client to vote. When requested by the client, the Adviser may provide advice to the client regarding proposals submitted to the client for voting. In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.
In cases in which the client is a registered investment company under the Investment Company Act of 1940 or in cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting. If there are any differences between these policies and procedures and the proxy voting policies and procedures adopted by a registered investment company client, the policies and procedures of the registered investment company client will supersede these policies and procedures.

2.	General

a.
Because of the unique nature of the Master Limited Partnerships (“MLPs”), the Adviser shall evaluate each proxy of an MLP on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Adviser does not believe it is prudent to adopt pre-established voting guidelines.

b.
In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of its clients, and registered investment company clients’ shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of its clients, and registered investment company clients’ shareholders.

c.
The Investment Committee of the Adviser, or a Managing Director of the Adviser designated by the Investment Committee as listed on Exhibit A hereto (the “Designated Managing Director”), is responsible for monitoring Adviser’s proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

d.
The Investment Committee of the Adviser, or the Designated Managing Director, shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

e.
All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser, or the Designated Managing Director, and shall be executed by a the Designated Managing Director or another portfolio team Managing Director of the Adviser or, if the proxy may be voted electronically, electronically voted by any such Managing Director of the Adviser or his designee, including any of the individuals listed on Exhibit A hereto. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

f.	The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3.	Conflicts of Interest
The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the members of the Investment Committee of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•	A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

•	An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

•	The Adviser, any venture capital fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.
This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser’s Chief Compliance Officer.
If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

4.	Recordkeeping
The Investment Committee of the Adviser, or personnel of the Adviser designated by the Investment Committee as listed on Exhibit A hereto, are responsible for maintaining the following records:

•	proxy voting policies and procedures;

•
proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

•	records of votes cast and abstentions; and

•	any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

Revised effective as of January 1, 2015

Exhibit A
Managing Director of the Adviser Designated by Investment Committee (“Designated Managing Director”)
Each of the following is a “Designated Managing Director” and may act individually as such for purposes of these Proxy Voting Policies and Procedures
Brian Kessens
James Mick
Matt Sallee
Rob Thummel

Designees for Electronic Voting of Proxies
Rob Thummel
Matt Sallee
James Mick
Brian Kessens
Braden Cielocha
Nick Holmes
Brett Castelli
Brea Schmidt

Designated Personnel for Record Keeping
Connie Savage
Diane Bono

Exhibit A amended effective as of January 1, 2015

PART C. OTHER INFORMATION
Item 25. Financial Statements and Exhibits

1.    Financial Statements:

Included in Part A:
Not applicable.

Included in Part B:
Report of Independent Registered Public Accounting Firm
Financial Statement and Notes to Financial Statement
The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. A Financial Statement indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act is filed as part of the Statement of Additional Information.

2.    Exhibits

(a)	(i) Certificate of Trust dated 09/20/2018 - Filed as Ex 99(a)(i) on 12/17/2018 (Accession No. 0001756404-18-000008)

(ii) Agreement and Declaration of Trust Instrument dated 05/29/2019 *

(b)	By-laws of the Registrant dated 05/29/2019 *

(c)	Not applicable.

(d)	Shareholders rights are contained in the portions of the Agreement and Declaration of Trust and By-Laws relating to shareholders' rights.*

(e)	Dividend Reinvestment Plan - N/A

(f)	Not applicable.

(g)	Investment Advisory Agreement
(i) Form of Management Agreement with Principal Global Investors, LLC dated __________ *

(h)	(i) Form of Distribution Agreement with Principal Funds Distributor, Inc. for Class A, Class Y and Institutional Class Shares dated ________ *
(ii) Form of Selling Agreement with Principal Funds Distributor, Inc. dated __________ *

(i)	Bonus, profit sharing or pension plans -- N/A

(j)	Form of Custody Agreement with The Bank of New York Mellon dated _______ *

(k)	(i) Form of Transfer Agency Agreement between the Registrant and Principal Shareholder Services, Inc. dated _________ *
(ii) Form of Class A Distribution and Shareholder Services Plan with Principal Funds Distributor, Inc. dated ________ *
(iii) Form of Multiple Share Class Plan under the Investment Company Act of 1940 dated _____*

(l)	Legal Opinion *

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm *

(o)	Omitted Financial Statements -- N/A

(p)	Letter of Investment Intent dated 06/03/2019 *

(q)	Not applicable.

(r)	Code of Ethics
(1) DDJ Capital Management, LLC Code of Ethics dated 08/25/2015 *

1

	(2)	KLS Diversified Asset Management LP Code of Ethics dated 01/2015 *
(3)
Principal Funds, Inc., Principal Variable Contracts Funds, Inc., Principal Exchange-Traded Funds, Principal Diversified Select Real Asset Fund, and Principal Funds Distributors, Inc. Codes of Ethics dated 05/15/2019 *

	(4)	Principal Global Investors/Principal Real Estate Investors Code of Ethics dated 01/01/2015 *
	(5)	RARE Infrastructure (North America) Pty Limited Code of Ethics dated 02/2018 *
	(6)	Tortoise Capital Advisors LLC Code of Ethics dated 06/20/2016 *

(s)	Powers of Attorney for Trustees of the Registrant *
* Filed herein
** To be filed by amendment
Item 26. Marketing Arrangements
Distribution Agreement is filed as Exhibit (h).
Item 27. Other Expenses of Issuance and Distribution

Description	Amount
SEC Registration and Filing Fees	$30,300
Legal Fees and Expenses	$10,000
Accounting Fees and Expenses	$100,000
State Blue-Sky Fees and Expenses	$82,360
Miscellaneous Fees	$146,565
Trustees and Transfer Agent's Fees	$207,000
Costs of Printing	$5,400
Total Fees	$581,625
Item 28.    Persons Controlled by or Under Common Control with the Fund
The Fund does not control and is not under common control with any person.
Item 29. Number of Holders of Securities
Set forth below is the number of record holders as of June 18, 2019 of each class of securities of the Registrant.

Title of Class	Number of Record Holders
Class A	1
Institutional Class	1
Class Y	1
Item 30.    Indemnification
The Registrant’s Trust Instrument provides that:
Indemnification. The Trust shall indemnify and advance expenses to any person who is or was a Trustee, officer or employee of the Trust, or a trustee, director, officer or employee of any other entity which he serves or served at the request of the Trust and in which the Trust has or had any interest as a shareholder, creditor, or otherwise (each of such persons a "Covered Person") to the maximum extent permitted by Delaware law and the 1940 Act, against all liabilities and reasonable expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal or derivative, before any court or administrative or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person's office. The payment of expenses in advance of the final disposition of an action, suit or proceeding as provided for herein may be made on terms fixed by the Board of Trustees and conditioned upon receipt of an undertaking by or on behalf of the Covered Person to repay to the Trust any amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Section 9.2. No amendment of this Declaration of Trust or repeal of any of the provisions hereof shall limit or eliminate the right of indemnification provided by this Section 9.2 with respect to acts or omissions occurring prior to such amendment or repeal.

2

Indemnification Not Exclusive. The right of indemnification provided by this Article IX shall not be exclusive of or affect any other rights to which any Covered Person may be entitled. As used in this Article IX, "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested, non-party Trustee" is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.
Shareholders. In case any Shareholder or former Shareholder of any Series or Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series or Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series or Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series or Class and satisfy any judgment thereon from the assets of the Series or Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series or Classes whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series or Class to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.
Right to Indemnification. Subject to the exceptions and limitations contained in Section 9.02, every person who is or was a Trustee, officer or employee of the Trust, including persons who serve or served at the request of the Trust as directors, trustees, officers or employees of another organization in which the Trust has or had an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), shall be indemnified by the Trust to the maximum extent permitted by law against all liability and reasonable expenses incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his or her being or having been such a director, trustee, officer or employee and against amounts paid or incurred by him in settlement thereof.
Exceptions. No indemnification shall be provided hereunder to a Covered Person:
(a) for any liability to the Trust or its shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;
(b) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or
(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 9.02) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 9.04) acting on the matter; or (ii) a written opinion of independent legal counsel.
Advancement of Expenses. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Article 9 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Article 9, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is a reason to believe that the Covered Person ultimately will be found entitled to indemnification.
Certain Defined Terms Relating to Indemnification. For purposes of this Article 9: (a) "liability and reasonable expenses" shall include hut not be limited to reasonable counsel fees and disbursements, amounts of any judgment, fine or penalty, and reasonable amounts paid in settlement; (b) "claim, action, suit or proceeding" shall include every such claim, action, suit or proceeding, whether civil or criminal, derivative or otherwise, administrative, judicial or legislative, any appeal relating thereto, and shall include any reasonable apprehension or threat of such a claim, action, suit or proceeding; (c) a "Covered Person" shall include such person's heirs, executors and administrators; and (d) a “Disinterested Trustee” shall mean a Trustee (i) who is not an “Interested Person” (as defined in the 1940 Act) of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the SEC), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.
Each trustee has entered into an indemnification agreement with the Fund. In addition, the interested directors each have available indemnifications from Principal Financial Group, Inc., the parent company of his/her employer, the Fund’s sponsor.

3

Item 31. Business or Other Connections of Investment Adviser
Principal Global Investors, LLC ("PGI") serves as investment adviser and administrator for the Fund, Principal Funds, Inc., Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds. PGI is part of a diversified global asset management organization which utilizes a multi-boutique strategy of specialized investment groups and affiliates to provide institutional investors and individuals with diverse investment capabilities, including fixed income, equities, real estate, currency, asset allocation and stable value. A complete list of the officers and directors of the investment adviser, PGI, are set out below.
PGI is an indirect wholly-owned subsidiary of Principal Financial Group, Inc. (together with its affiliates, "Principal"), the headquarters of which is located at 711 High Street, Des Moines, Iowa. Many of the individuals listed below support Principal in various capacities, in some cases as directors or officers, in addition to their role with PGI. The below list includes individuals (designated by an *), who serve as officers and directors of the Registrant. For these individuals, the information as set out in the Statement of Additional Information (See Part B) under the caption "Management Information" is incorporated by reference.

	NAME	OFFICE WITH INVESTMENT ADVISOR (PGI)

	Robert F. Baur	Executive Director - Chief Global Economist

*	Michael J. Beer	Director and Executive Director - Funds

*	Randy L. Bergstrom	Counsel

	Robert F. Best	Chief Operating Officer - Principal Portfolio Strategies

	David M. Blake	Director and Senior Executive Director - Fixed Income

	Jill M. Blosser	Assistant Vice President and Chief Accounting Officer

	Randy D. Bolin	Vice President and Associate General Counsel

*	Tracy W. Bollin	Managing Director - Fund Operations

	Wei-erh Chen	Counsel

	Daniel R. Coleman	Chief Investment Officer - Edge Asset Management

	Anne R. Cook	Assistant General Counsel

	Andrew Dion	Managing Director and Chief Operating Officer - Global Fixed Income

	Andrew Donohue	Chief Compliance Officer - PGI

	Catherine M. Drexler	Counsel and Assistant Corporate Secretary

	Timothy M. Dunbar	Director and President - Principal Global Asset Management

	Debra Svoboda Epp	Assistant General Counsel

	Todd E. Everett	Chief Executive Officer - Principal Real Estate Investors

	Louis E. Flori	Vice President - Capital Markets

	Karl Goodman	Counsel

*	Gina L. Graham	Vice President and Treasurer

*	Patrick G. Halter	Chair, Chief Executive Officer and President/Principal Global Investors

	Melinda L. Hanrahan	Managing Director - Global Equities

	Monica L. Haun	Managing Director - Boutique Operations

	Christopher J. Henderson	Vice President and Associate General Counsel

	Timothy A. Hill	Executive Director - U.S. Client Group

	Jill M. Hittner	Director and Executive Director - Chief Financial Officer PGI

	Daniel J. Houston	Director

	Todd A. Jablonski	Chief Investment Officer - Principal Portfolio Strategies

4

	NAME	OFFICE WITH INVESTMENT ADVISOR (PGI)
	Jaime M. Kiehn	Managing Director - Product Specialist

	Paul S. Kim	Managing Director - ETF Strategy

	Alan P. Kress	Counsel

	Justin T. Lange	Assistant General Counsel

*	Laura B. Latham	Counsel

	Farnaz Maters	Managing Director - Chief Marketing Officer

	Adrienne L. McFarland	Assistant General Counsel

	Barbara A. McKenzie	Director and Senior Executive Director - Investments

	Amy M. McNally	Chief Risk Officer - PGI

	Alex P. Montz	Counsel

	Brian S. Ness	Executive Director - Operations & IT

	Joelle L. Palmer	Counsel

	Karen A. Pearston	Vice President and Associate General Counsel

	Colin D. Pennycooke	Counsel

	Thomas R. Pospisil	Assistant General Counsel

	Christopher J. Reddy	President - Post Advisory Group

*	Teri Root	Chief Compliance Officer - Funds

	Kelly D. Rush	Chief Investment Officer - Global RE Securities

	Mustafa Sagun	Chief Investment Officer - PGI Equities

	Scott Sailer	Managing Director - Financial Analysis/Planning

*	Britney Schnathorst	Counsel

	Charles M. Schneider	Counsel

	Mary E. Schwarze	Counsel

	Karen E. Shaff	Director, Executive Vice President, General Counsel, and Secretary

*	Adam U. Shaikh	Assistant General Counsel

	Ellen W. Shumway	Director and Senior Executive Director - Strategy and Investments

	JoEllen J. Watts	Counsel

	Kenneth Kirk West	Executive Director - International Business and Clients

*	Dan L. Westholm	Assistant Vice President - Treasury

*	Clint L. Woods	Vice President, Associate General Counsel, Governance Officer and Assistant Corporate Secretary

5

Item 32.    Location of Accounts and Records
Accounts, books and other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser: 801 Grand Avenue, Des Moines, Iowa 50392.
Item 33.    Management Services
Not applicable.
Item 34.    Undertakings
1.    Not applicable.
2.     Not applicable.
3.    Not applicable.
4.    The Registrant undertakes:
(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act; (ii) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.
(b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.
(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(d) Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
(e) That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:
The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;
(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
5.    Not applicable.
6.    The Registrant undertakes to send by first class mail or other means designed to ensure equally promptly delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Des Moines and State of Iowa, on the 18th day of June, 2019.

Principal Diversified Select Real Asset Fund (Registrant) /s/ M. J. Beer _____________________________________ M. J. Beer Trustee, President and Chief Executive Officer
Attest: /s/ B. C. Wilson ______________________________________ B. C. Wilson Vice President and Secretary

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Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ M. J. Beer __________________________ M. J. Beer	Director, President and Chief Executive Officer (Principal Executive Officer)	June 18, 2019

/s/ T. W. Bollin __________________________ T. W. Bollin	Chief Financial Officer (Principal Financial Officer)	June 18, 2019

/s/ S. L. Reece __________________________ S. L. Reece	Vice President and Controller (Controller)	June 18, 2019

(E. Ballantine)* __________________________ E. Ballantine	Director	June 18, 2019

(L. T. Barnes)* __________________________ L. T. Barnes	Director	June 18, 2019

(C. Damos)* __________________________ C. Damos	Director	June 18, 2019

(T. M. Dunbar)* __________________________ T. M. Dunbar	Director	June 18, 2019

(M. A. Grimmett)* __________________________ M. A. Grimmett	Director	June 18, 2019

(P. G. Halter)* __________________________ P. G. Halter	Director	June 18, 2019

(F. S. Hirsch)* __________________________ F. S. Hirsch	Director	June 18, 2019

(T. Huang)* __________________________ T. Huang	Director	June 18, 2019

(K. McMillan)* __________________________ K. McMillan	Director	June 18, 2019

(E. Nickels)* __________________________ E. Nickels	Director	June 18, 2019

(M. M. VanDeWeghe)* __________________________ M. M. VanDeWeghe	Director	June 18, 2019

* Pursuant to Power of Attorney appointing M. J. Beer filed herein.

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